Exhibit 99.3

                                                               EXECUTION COPY


                               FIRST SUPPLEMENTAL


                          SALE AND SERVICING AGREEMENT

                                      among


                             CLASSNOTES TRUST 1997-I
                                   as Issuer,


                   TRANS-WORLD INSURANCE COMPANY D/B/A EDUCAID
                  as Seller, Master Servicer and Administrator,

                                CLASSNOTES, INC.
                         as Seller and Master Servicer,

                         THE YORK BANK AND TRUST COMPANY
                    not in its individual capacity but solely
                           as Eligible Lender Trustee,

                                       and

                              THE MONEY STORE INC.,

                                       to

                          SALE AND SERVICING AGREEMENT


                          Dated as of December 24, 1997

ARTICLE I.....................................................................1

Definitions and Usage.........................................................1

ARTICLE II....................................................................2

CONVEYANCE OF FINANCED STUDENT LOANS..........................................2

SECTION 2.1.  Conveyance of Initial Financed Student Loans....................2
SECTION 2.2.  Conveyance of Additional Financed Student Loans.................3
SECTION 2.3.  Conveyance of Certain Financed Student Loans by the
              Eligible Lender Trustee to  the Sellers.........................5
SECTION 2.4.  Security Agreement..............................................6

ARTICLE III...................................................................6

THE FINANCED STUDENT LOANS....................................................6

SECTION 3.1.  Representations and Warranties of Sellers
              with Respect to the Financed Student  Loans.....................6
SECTION 3.2.  Purchase upon Breach; Reimbursement............................11
SECTION 3.3.  Custody of Financed Student Loan Files.........................12
SECTION 3.4.  Duties of Master Servicers as Custodian........................13
SECTION 3.5.  Instructions; Authority to Act.................................14
SECTION 3.6.  Custodian's Indemnification....................................15
SECTION 3.7.  Effective Period and Termination...............................15
SECTION 3.8.  Appointment of Subcustodian....................................16

ARTICLE IV...................................................................16

ADMINISTRATION AND SERVICING OF FINANCED STUDENT LOANS.......................16

SECTION 4.1.  Duties of the Master Servicers.................................16
SECTION 4.2.  Collection of Financed Student Loan  Payments..................18
SECTION 4.3.  Realization upon Financed Student Loans........................20
SECTION 4.4.  No Impairment..................................................20
SECTION 4.5.  Purchase of Financed Student Loans;
              Reimbursement..................................................20
SECTION 4.6.  Servicing Fee; Servicing Fee Carryover.........................22
SECTION 4.7.  Administrator's Certificate....................................23
SECTION 4.8.  Annual Statement as to Compliance; Notice  of
              Default........................................................24
SECTION 4.9.  Annual Independent Certified Public
              Accountants' Report............................................25
SECTION 4.10. Access to Certain Documentation and
              Information Regarding Financed Student  Loans..................25
SECTION 4.11. Master Servicer and Administrator  Expenses....................26
SECTION 4.12. Appointment of Subservicer.....................................26

ARTICLE V....................................................................26

DISTRIBUTIONS; RESERVE ACCOUNT;..............................................26

SECTION 5.1.  Establishment of Trust Accounts................................26
SECTION 5.2.  Collections ...................................................29
SECTION 5.3.  Application of Collections.....................................30
SECTION 5.4.  Additional Deposits............................................30
SECTION 5.5.  Distributions..................................................31
SECTION 5.6.  Reserve Account................................................35
SECTION 5.7.  Statements to Certificateholders and Noteholders...............37
SECTION 5.8.  Pre-Funding Account............................................40
SECTION 5.9.  Capitalized Pre-Funding Account................................40
SECTION 5.10. Capitalized Interest Account...................................40
SECTION 5.11. Expense Account................................................41
SECTION 5.12. Note Distribution Account and  Certificate
              Distribution Account...........................................41
SECTION 5.13. Monthly Advances...............................................41
SECTION 5.14. OPTIONAL DEPOSITS BY THE SURETY PROVIDER.......................42

ARTICLE VI...................................................................42

THE SELLERS AND THE MASTER SERVICERS.........................................42

SECTION 6.1.  Representations of the Sellers and the
              Master Servicers...............................................42
SECTION 6.2.  Existence......................................................44
SECTION 6.3.  Liability and Indemnities......................................44
SECTION 6.4.  [Reserved]  ...................................................47
SECTION 6.5.  Merger or Consolidation of, or Assumption  of
              the Obligations of, the Sellers, the
              Administrator or the Master Servicers..........................47
SECTION 6.6.  Limitation on Liability of Seller, Master
              Servicer and Others............................................48
SECTION 6.7.  Seller May Own Certificate or Notes............................49
SECTION 6.8.  Master Servicer Not to Resign..................................49

ARTICLE VII..................................................................49

THE ADMINISTRATOR............................................................49

SECTION 7.1.  Representations of the Administrator...........................49
SECTION 7.2.  Liability and Indemnities......................................51
SECTION 7.3.  Administrator Not to Resign....................................52

ARTICLE VIII.................................................................52

DEFAULT......................................................................52

SECTION 8.1.  Master Servicer Default; Administrator Default.................52
SECTION 8.2.  Appointment of Successor.......................................55
SECTION 8.3.  Notification to Noteholders and Certificateholders.............57
SECTION 8.4.  Waiver of Past Defaults........................................57

ARTICLE IX...................................................................58

TERMINATION..................................................................58

SECTION 9.1.  Termination ...................................................58

ARTICLE X....................................................................61

SURETY BONDS.................................................................61

SECTION 10.1.  Note Surety Bonds.............................................61
SECTION 10.2.  Further Assurances; Surety Provider Default; etc..............61

ARTICLE XI...................................................................63

MISCELLANEOUS................................................................63

SECTION 11.1.  Amendment  ...................................................63
SECTION 11.2.  Protection of Interests in Trust..............................64
SECTION 11.3.  Notices ......................................................67
SECTION 11.4.  Assignment ...................................................67
SECTION 11.5.  Limitations on Rights of Others...............................68
SECTION 11.6.  Severability..................................................68
SECTION 11.7.  Separate Counterparts.........................................68
SECTION 11.8.  Headings   ...................................................68
SECTION 11.9.  Governing Law.................................................68
SECTION 11.10. Assignment to Indenture Trustee...............................68
SECTION 11.11. Nonpetition Covenants.........................................69
SECTION 11.12. Limitation of Liability of Eligible  Lender
               Trustee and Indenture Trustee.................................69
SECTION 11.13. Rights of Surety Provider.....................................69
SECTION 11.14. Conflicts with Other Documents................................70

APPENDIX A     Definitions and Usage

SCHEDULE A     Schedule of Financed Student Loans
SCHEDULE B     Location of Financed Student Loans
EXHIBIT A      Form of Report to Noteholders
EXHIBIT B      Form of Report to Certificateholders
EXHIBIT C      Form of Administrator's Certificate
EXHIBIT D      Form of Assignment of Initial Financed Student Loans
EXHIBIT E      Form of Assignment and Bill of Sale for
                  Additional Financed Student Loans

                    FIRST SUPPLEMENTAL SALE AND SERVICING AGREEMENT (the
               "Agreement") dated as of December 24, 1997, among CLASSNOTES TRUST 1997-I, a Pennsylvania business trust (the "Issuer"), TRANS- WORLD INSURANCE COMPANY D/B/A EDUCAID, an Arizona corporation ("TWIC," a "Seller," a "Master Servicer" or the "Administrator"), CLASSNOTES, INC., a Delaware corporation ("ClassNotes," a "Seller" or a "Master Servicer" and, together with TWIC, the "Sellers" or the "Master Servicers"), THE YORK BANK AND TRUST COMPANY, a Pennsylvania bank and trust company, solely as eligible lender trustee and not in its individual capacity (the "Eligible Lender Trustee"), and THE MONEY STORE INC., a New Jersey corporation ("TMSI").

          WHEREAS the parties hereto entered into a Sale and Servicing Agreement dated as of February 28, 1997 (as amended from time to time, the "Sale and Servicing Agreement") in connection with the issuance by the Issuer of its Auction Rate Asset Backed Certificates, Class 1 (the "Class 1 Certificates") and its Series 1997-1 Auction Rate Asset Backed Notes, Class A-1, Class A-2 and Class A-3 (the "Series 1997-1 Notes"); and

          WHEREAS the Issuer is authorizing on the date hereof for issuance its Series 1997-2 Asset Backed Notes, Class A-4, Class A-5 and Class A-6 (the "Series 1997-2 Notes"); and

          WHEREAS, the Issuer also has authorized for Issuance Certificates designated as the Issuer's (i) Series 1997-2 Certificates (the "Series 1997-2 Certificates") pursuant to a First Trust Supplement among the Sellers and the Eligible Lender Trustee and (ii) Auction Rate Asset Backed Certificates, Class 2 (the "Class 2 Certificates") pursuant to a Second Trust Supplement among the Sellers and the Eligible Lender Trustee; and

          WHEREAS the parties hereto are entering into this First Supplemental Sale and Servicing Agreement in connection with the Series 1997-2 Notes.

          NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                              DEFINITIONS AND USAGE

          Capitalized terms used but not defined herein are defined in Appendix A hereto, which also contains rules as to usage and construction that shall be applicable herein.

                                   ARTICLE II

                      CONVEYANCE OF FINANCED STUDENT LOANS

          SECTION 2.1. CONVEYANCE OF INITIAL FINANCED STUDENT LOANS. (a) In consideration of the Issuer's delivery to or upon the order of the Sellers on the Closing Date of the Series 1997-2 Certificates; each of the Sellers agrees to, and the Sellers do hereby, as evidenced by a duly executed written assignment and bill of sale in the form of Exhibit D, contribute, transfer, assign, set over and otherwise convey to the Eligible Lender Trustee on behalf of the Issuer, without recourse (subject to the obligations herein):

          (i) all right, title and interest in and to the Financed Student Loans owned by TWIC (other than the Additional Financed Student Loans) listed on Schedule A-1 to this Agreement and the Financed Student Loans owned by ClassNotes (other than the Additional Student Loans) listed on Schedule A-2 to this Agreement (the Financed Student Loans listed on Schedules A-1 and A-2 collectively being, the "Initial Financed Student Loans") and all obligations of the Obligors thereunder, including all moneys paid thereunder, and all written communications received by TWIC or ClassNotes, as the case may be, with respect thereto (including borrower correspondence, notices of death, disability or bankruptcy and requests for deferrals or forbearance), on or after the Cut-off Date relating to the Series 1997-2 Notes;

          (ii) all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all investments and proceeds thereof (including all income thereon);

          (iii) the proceeds of any and all of the foregoing; and

          (iv) the amounts specified in Section 5.8 and 5.10 hereof.

          (b) In connection with the contribution and assignment of Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer, on or prior to the Closing Date relating to the Series 1997-2 Notes, the Sellers shall cause the Surety Provider to deliver (i) the Certificate Surety Bond to the Eligible Lender Trustee on behalf of the Certificateholders and (ii) the Note Surety Bond to the Eligible Lender Trustee on behalf of the related Noteholders.

          (c) On the Closing Date relating to the Series 1997-2 Notes, the Sellers shall have delivered (A) to the Rating Agencies and the Surety Provider an Opinion of Counsel with respect to the transfer of the Initial Financed Student Loans and the Additional Financed Student Loans to be transferred on each Transfer Date, and (B) to the Eligible Lender Trustee, the Surety Provider and the Indenture Trustee the Opinion of Counsel required by Section 11.2(i)(1).

          (d) In connection with the contribution of the Initial Financed Student Loans, on the Closing Date relating to the Series 1997-2 Notes each Seller and the Issuer shall execute a cross-receipt, which will evidence receipt by such Seller of the purchase price for its Initial Financed Student Loans, and receipt by the Issuer of such Initial Financed Student Loans.

          SECTION 2.2. CONVEYANCE OF ADDITIONAL FINANCED STUDENT LOANS. (a) Subject to the conditions set forth in paragraph (b) below, in consideration of the Issuer's delivery on the related Transfer Date to or upon the order of the holder of the Series 1997-2 Certificates of the amount described in Section 5.8(a) to be delivered on such Transfer Date, each of the Sellers does hereby, contribute, transfer, assign, set over and otherwise convey to the Eligible Lender Trustee on behalf of the Issuer, without recourse (subject to the obligations herein) all right, title and interest of such Seller in and to each Additional Financed Student Loan, and all moneys received thereon, and all written communications received by such Seller with respect thereto (including borrower correspondence, notices of death, disability or bankruptcy and requests for deferrals or forbearances), on and after the related Subsequent Cut-off Date, made from time to time during the Funding Period relating to the Series 1997-2 Notes.

          (b) A Seller shall transfer to the Issuer the Additional Financed Student Loans for a given Transfer Date and the other property and rights related thereto described in paragraph (a) above only upon the satisfaction of each of the following conditions on or prior to such Transfer Date:

          (i) such Seller shall have delivered to the Eligible Lender Trustee and the Indenture Trustee, with a copy to the Surety Provider, a duly executed written assignment and bill of sale in substantially the form of Exhibit E (each, a "Transfer Agreement"), which shall include supplements to Schedule A hereto, listing such Additional Financed Student Loans;

          (ii) such Seller shall have delivered, at least 2 Business Days prior to such Transfer Date, notice of such transfer to the Eligible Lender Trustee and the Indenture Trustee, with a copy to the Surety Provider, including a listing of the type and the aggregate principal balance of such Additional Financed Student Loans;

          (iii) such Seller shall, to the extent required by Section 5.2 of this Agreement, have deposited in the Collection Account all collections in respect of the Additional Financed Student Loans on and after each applicable Subsequent Cut-off Date;

          (iv) as of each Transfer Date, such Seller was not insolvent nor will it have been made insolvent by such transfer nor is it aware of any pending insolvency;

          (v) as of each Transfer Date, such Seller was in compliance with all applicable provisions of the Insurance Agreement and no default, or event which with notice or the passage of time, or both, would constitute a default, thereunder has occurred;

          (vi) such addition will not result in a material adverse Federal or Pennsylvania tax consequence to the Issuer, the Noteholders or the Certificateholders;

          (vii) the Funding Period relating to the Series 1997- 2 Notes shall not have terminated;

          (viii) such Seller shall have taken any action required to maintain the first perfected ownership interest of the Issuer in the Trust Estate and the first perfected security interest of the Indenture Trustee in the Indenture Trust Estate; and

          (ix) no selection procedures believed by such Seller to be adverse to the interests of the Certificateholders, the Noteholders or the Surety Provider shall have been utilized in selecting the Additional Financed Student Loans.

          (c) In addition to Additional Financed Student Loans originated by a Seller, with the prior consent of the Surety Provider, such Seller may direct the Eligible Lender Trustee to acquire one or more portfolios of specified student loans as Additional Financed Student Loans hereunder subject to satisfaction of the conditions specified in Section 2.2(b); PROVIDED, HOWEVER, that the Transfer Agreement delivered by such Seller may be modified to reflect the contribution to the Issuer by such Seller of its rights to acquire such Additional Financed Student Loans.

          SECTION 2.3. CONVEYANCE OF CERTAIN FINANCED STUDENT LOANS BY THE ELIGIBLE LENDER TRUSTEE TO THE SELLERS. (a) Upon receipt of written notice (or telephonic or facsimile notice followed by written notice) from a Seller (or from the applicable Master Servicer on behalf of such Seller) by the Eligible Lender Trustee and the Indenture Trustee, a copy of such notice to be concurrently delivered to the Surety Provider, the Eligible Lender Trustee will convey to such Seller the Financed Student Loans identified in such notice, which are to be repaid with proceeds of the Consolidation Loans to be made by or on behalf of such Seller. Simultaneously with each such conveyance by the Eligible Lender Trustee and the making by a Seller of each such Consolidation Loan, such Seller shall deposit into the Collection Account an amount equal to the aggregate Purchase Amount of such Financed Student Loans, as payment for such conveyance.

          (b) Upon receipt of written notice (or telephonic or facsimile notice followed by written notice) from a Seller (or from the applicable Master Servicer on behalf of such Seller) by the Eligible Lender Trustee and the Indenture Trustee, that a Financed Student Loan that is a Serial Loan is to be conveyed to the holder of one or more student loans to which such Financed Student Loan is serial, a copy of such notice to be concurrently delivered to the Surety Provider, the Eligible Lender Trustee shall convey to the order of such Seller's designee the Financed Student Loan(s) identified in such notice. Within 75 days of each such conveyance by the Eligible Lender Trustee, a Seller shall either (i) cause the transferee of such Financed Student Loan(s) to pay into the Collection Account an amount at least equal to the aggregate Purchase Amount of such Financed Student Loan(s) in consideration for such conveyance or
(ii) reconvey to the Eligible Lender Trustee such Financed Student Loan(s). Until such time, if any, as the amount set forth in clause (i) above is deposited into the Collection Account, all payments received on or with respect to such Financed Student Loan shall remain an asset of the Trust. The Sellers, on behalf of the Trust, shall cause to be remitted to TMS Student Holdings, Inc., in its capacity as holder of a 1% interest in the Certificates and holder of the Series 1997-2 Certificates, any amount paid by the transferee of such Financed Student Loan(s) in excess of the aggregate Purchase Amount.

          (c) Upon receipt of written notice (or telephonic or facsimile notice followed by written notice) from a Master Servicer by the Eligible Lender Trustee and the Indenture Trustee, a copy of such notice to be concurrently delivered to the Surety Provider, the Eligible Lender Trustee will convey to such Master Servicer the Financed Student Loans identified in such notice, which are to be transferred to a Guarantor in consideration of a related Guarantee Payment. Within one Business Day of its receipt of the related Guarantee Payment, a Master Servicer shall deposit, or cause to be deposited, into the Collection Account an amount equal to such Guarantee Payment, as payment of such conveyance.

          SECTION 2.4. SECURITY AGREEMENT. Although it is the intent of the parties to this Agreement that the conveyance of the Sellers' right, title and interest in and to the Financed Student Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan, in the event that such conveyance is deemed to be a loan, it is the intent of the parties to this Agreement that the Sellers shall be deemed to have granted to the Eligible Lender Trustee, on behalf of the Issuer, a first priority perfected security interest in all of the Sellers' right, title and interest in, to and under the Financed Student Loans and the proceeds thereof, and that this Agreement shall constitute a security agreement under applicable law.

                                   ARTICLE III

                           THE FINANCED STUDENT LOANS

          SECTION 3.1. REPRESENTATIONS AND WARRANTIES OF SELLERS WITH RESPECT TO THE FINANCED STUDENT LOANS. TMSI and the applicable Seller, as the case may be, jointly and severally, make the following representations and warranties as to the Financed Student Loans being transferred to the Eligible Lender Trustee by such Seller on the Closing Date relating to the Series 1997-2 Notes and the Financed Student Loans to be transferred to the Eligible Lender Trustee by such Seller during the Funding Period for the Series 1997-2 Notes, on which the Issuer is deemed to have relied in acquiring (through the Eligible Lender Trustee) such Financed Student Loans. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date relating to the Series 1997-2 Notes, in the case of the Initial Financed Student Loans, and as of the applicable Transfer Date, in the case of the Additional Financed Student Loans, but shall survive the contribution, transfer and assignment of such Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture. As used in this Article III, unless otherwise indicated the term "Financed Student Loans" shall include only the Financed Student Loans being transferred to the Eligible Lender Trustee on the Closing Date for the Series 1997-2 Notes and the Financed Student Loans to be transferred to the Eligible Lender Trustee during the Funding Period for the Series 1997-2 Notes.

          (i) CHARACTERISTICS OF FINANCED STUDENT LOANS. Each Financed Student Loan (A) was originated in the United States of America, its territories, its possessions or other areas subject to its jurisdiction to an eligible borrower under applicable law and agreements and was fully and properly executed by the parties thereto, (B) was originated or acquired by such Seller in the ordinary course of its business, (C) has been serviced since the date of its origination in accordance with all applicable requirements of the applicable Guarantor and the Higher Education Act and (D) provides or, when the payment schedule with respect thereto is determined, will provide for payments on a periodic basis that fully amortize the principal amount of such Financed Student Loan by its maturity and yields interest at the rate applicable thereto, as such maturity may be modified in accordance with any applicable deferral or forbearance periods granted in accordance with applicable laws and restrictions, including those of the Higher Education Act or any Guarantee Agreement. Each Financed Student Loan that is a Stafford Loan qualifies the holder thereof to receive Interest Subsidy Payments and Special Allowance Payments from the Department. Each Financed Student Loan that is a Consolidation Loan qualifies the holder thereof to receive Interest Subsidy Payments and Special Allowance Payments from the Department to the extent applicable. Each Financed Student Loan that is a PLUS Loan, a SLS Loan or an Unsubsidized Stafford Loan qualifies the holder thereof to receive Special Allowance Payments from the Department to the extent applicable. Each Financed Student Loan qualifies the holder thereof to receive Guarantee Payments from the applicable Guarantor.

          (ii) SCHEDULE OF FINANCED STUDENT LOANS. The information concerning the Initial Financed Student Loans set forth in Schedule A-1 and Schedule A-2 to this Agreement and Schedule A-1 and Schedule A-2 to the related Transfer Agreement is true and correct in all material respects as of the opening of business on the Cut-off Date relating to the Series 1997-2 Notes or each applicable Subsequent Cut-off Date, as applicable, and no selection procedures believed to be adverse to the Noteholders, the Certificateholders or the Surety Provider were utilized in selecting the Initial Financed Student Loans or the Additional Financed Student Loans, as applicable. The computer tape or electronic data transmission regarding the Initial Financed Student Loans made available to the Issuer and its assigns and the Surety Provider is true and correct in all respects as of the Cut-off Date relating to the Series 1997-2 Notes.

          (iii) COMPLIANCE WITH LAW. Each Financed Student Loan complied at the time it was originated or made and at the execution of this Agreement or the applicable Transfer Agreement, as the case may be, complies, and such Seller and its agents, with respect to each such Financed Student Loan, have at all times complied, in all material respects with all requirements of applicable Federal, State and local laws and regulations thereunder, including the Higher Education Act, the Equal Credit Opportunity Act, the Federal Reserve Board's Regulation B and other applicable consumer credit laws and equal credit opportunity laws.

          (iv) BINDING OBLIGATION. Each Financed Student Loan represents the genuine, legal, valid and binding payment obligation in writing of the related Obligor, enforceable by or on behalf of the holder thereof against the related Obligor in accordance with its terms, and no Financed Student Loan has been satisfied, subordinated or rescinded.

          (v) NO DEFENSES. No right of rescission, setoff, counterclaim or defense has been asserted or threatened with respect to any Financed Student Loan. No counterclaim, offset, defense or right of rescission exists with respect to any Financed Student Loan which could be asserted and maintained, or which, with notice, lapse of time, or the occurrence or failure to occur of any act or event, could be asserted and maintained by the borrower against the Eligible Lender Trustee as a result of any act or omission to act on the part of such Seller, the applicable Master Servicer, the Servicer, the Administrator, the Eligible Lender Trustee, the Indenture Trustee or any of their respective agents, employees or other designees.

          (vi) NO DEFAULT. No Financed Student Loan has a payment that is more than 90 days overdue as of the Cut-off Date relating to the Series 1997-2 Notes or the applicable Subsequent Cut-off Date, as the case may be, and, except as permitted in this paragraph, no default, breach, violation or event permitting acceleration under the terms of any Financed Student Loan has occurred; and, except for payment defaults continuing for a period of not more than 90 days, no continuing condition that with notice or the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Financed Student Loan has arisen; and such Seller has not waived and shall not waive any of the foregoing other than as permitted by the Basic Documents. As of the Closing Date, no more than 20% of all Financed Student Loans (by principal balance) then held by the Trust (including the Initial Financed Student Loans) will be delinquent in payment.

          (vii) TITLE. The transfer and assignment herein contemplated constitutes a contribution of the Financed Student Loans from such Seller to the Eligible Lender Trustee on behalf of the Issuer and the beneficial interest in and title to such Financed Student Loans shall not be part of the debtor's estate in the event of the appointment of a receiver with respect to such Seller. No Financed Student Loan has been contributed, transferred, assigned or pledged by such Seller to any Person other than the Eligible Lender Trustee on behalf of the Issuer or any such assignment or pledge has been released. Immediately prior to the transfer and assignment herein contemplated, such Seller had good title to each Financed Student Loan, free and clear of all Liens and, immediately upon the transfer thereof, the Eligible Lender Trustee on behalf of the Issuer shall have good title to each such Financed Student Loan, free and clear of all Liens, and the transfer to the Indenture Trustee shall have been perfected under the UCC.

          (viii) LAWFUL ASSIGNMENT. No Financed Student Loan has been originated in, or is subject to the laws of, any jurisdiction under which the contribution, transfer and assignment of such Financed Student Loan or any Financed Student Loan under this Agreement, each Transfer Agreement or the Indenture is unlawful, void or voidable.

          (ix) ALL FILINGS MADE. All filings (including UCC filings) necessary in any jurisdiction to give the Issuer a first perfected ownership interest in the Financed Student Loans, and to give the Indenture Trustee a first perfected security interest therein, shall have been made.

          (x) ONE ORIGINAL. There is only one original executed copy of each promissory note evidencing a Financed Student Loan.

          (xi) PRINCIPAL BALANCE. The aggregate principal balance of the Financed Student Loans transferred by TWIC and ClassNotes to the Eligible Lender Trustee on the Closing Date, plus accrued interest to be capitalized with respect thereto, as of the Statistical Cut-off Date relating to the Series 1997-2 Notes was $469,702,115.

          (xii) [Reserved]

          (xiii) INTEREST ACCRUING. Each Financed Student Loan is accruing interest (whether or not such interest is being paid currently, by the Obligor or by the Department, or is being capitalized), except as otherwise expressly permitted by the Basic Documents.

          (xiv) SELLERS' REPRESENTATIONS. The representations and warranties of the Sellers contained in Section 6.1 are true and correct.

          (xv) COMPLIANCE WITH REQUIREMENTS OF GUARANTORS. Each Financed Student Loan will be maintained and serviced in all material respects in compliance with all applicable requirements of the applicable Guarantor and the Department and is or will be represented by one or more promissory notes or other written agreements that adequately document such Financed Student Loans.

          (xvi) NO ADVERSE EFFECTS. The contribution and assignment of Financed Student Loans to the Eligible Lender Trustee by such Seller pursuant to this Agreement or the applicable Transfer Agreement will not, by reason thereof, have any adverse effect upon the validity, legality or enforceability of the Financed Student Loans.

          (xvii) GUARANTEES IN EFFECT. On the dates of making thereof and of transfer thereof to the Eligible Lender Trustee, each Financed Student Loan will be guaranteed by a Guarantor and, except for Private Loans, covered by a federal reimbursement contract between such Guarantor and the Department and each such guarantee and federal reimbursement contract will be in full force and effect. All guarantee fees and origination fees with respect to each Financed Student Loan shall have been timely paid or will be timely paid. The guarantee with respect to each Financed Student Loan will be freely transferable as an incident to the sale of each Student Loan to the Eligible Lender Trustee, and the Eligible Lender Trustee will be entitled to the benefits of such guarantee, and none of the Financed Student Loans will at any time prior to its transfer to the Eligible Lender Trustee have been tendered to either the Department, the Secretary of Education or the applicable Guarantor for payment.

          (xviii) GUARANTEE AGREEMENTS. The Eligible Lender Trustee is party to a valid and binding Guarantee Agreement with each Guarantee Agency guaranteeing a Financed Student Loan.

          (xix) INTEREST ON CONSOLIDATION LOANS. No Financed Student Loan that is a Consolidation Loan shall bear a rate of interest below that provided for in the Higher Education Act.

          SECTION 3.2. PURCHASE UPON BREACH; REIMBURSEMENT. The applicable Seller, TMSI, the Master Servicer or the Eligible Lender Trustee, as the case may be, shall inform the other parties to this Agreement, the Indenture Trustee and the Surety Provider promptly, in writing, upon the discovery of any breach of the representations and warranties made pursuant to Section 3.1. Unless any such breach shall have been cured within 60 days following the discovery thereof by such Seller or TMSI or receipt by such Seller or TMSI of written notice from the Eligible Lender Trustee, the Surety Provider, TMSI or the applicable Master Servicer of such breach, such Seller shall purchase any Financed Student Loan in which the interests of the Noteholders, the Certificateholders or the Surety Provider are materially and adversely affected by any such breach as of the first day succeeding the end of such 60-day period that is the last day of a Collection Period; provided that it is understood that any such breach that does not affect any Guarantor's obligation to guarantee payment of such Financed Student Loan to the Eligible Lender Trustee will not be considered to have a material adverse effect for this purpose. In consideration of and simultaneously with the purchase of the Financed Student Loan, such Seller shall remit the Purchase Amount, in the manner specified in Section 5.4, and the Issuer shall execute such assignments and other documents reasonably requested by such Seller in order to effect such transfer. If such Seller fails to purchase within the time period provided hereby any Financed Student Loan it is required to purchase hereunder, TMSI shall remit, or cause to be remitted, no later than the date such Seller would be required to remit such amount, the Purchase Amount for such Financed Student Loan, in the manner specified in Section 5.4, and the Issuer shall execute such assignments and other documents reasonably requested by TMSI or its designee in order to effect such transfer; provided, however, that if a designee of TMSI purchases any Financed Student Loans, such designee shall not have any pre- existing debt with respect to such purchase, and any transfer of a Financed Student Loan pursuant to this Section shall be made contemporaneously with repayment or the incurrence of the repayment obligation. Upon any such transfer of a Financed Student Loan, legal title to, and beneficial ownership and control of, the related Financed Student Loan File will thereafter belong to such Seller or TMSI's designee, as the case may be. In addition, if any such breach does not trigger such a purchase obligation but does result in the refusal by a Guarantor to guarantee the applicable portion of the accrued interest, or the loss of (including any obligation of the Issuer to repay to the Department) certain Interest Subsidy Payments and Special Allowance Payments, with respect to a Financed Student Loan, then, unless such breach, if curable, is cured within 60 days, such Seller shall, at its option, either purchase such Financed Student Loan at the applicable Purchase Amount or reimburse the Issuer by remitting an amount equal to the sum of all amounts that would have been payable if not for such breach in the manner specified in Section 5.4 not later than the last day of the Collection Period in which such 60th day occurs. If such Seller fails to purchase such Financed Student Loan or reimburse the Issuer such amount, TMSI shall reimburse the Issuer such amount in the manner specified in Section 5.4 no later than the date such Seller would be required to remit such amount. Subject to the provisions of Section 5.6 and Section 6.3 and the Insurance Agreement, the sole remedy of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Noteholders, the Certificateholders or the Surety Provider with respect to a breach of representations and warranties pursuant to
Section 3.1 and the agreement contained in this Section 3.2 shall be to require the applicable Seller, TMSI or TMSI's designee, as the case may be, to repurchase Financed Student Loans or to reimburse the Issuer as provided above pursuant to this Section 3.2, subject to the conditions contained herein.

          SECTION 3.3. CUSTODY OF FINANCED STUDENT LOAN FILES. To assure uniform quality in servicing the Financed Student Loans and to reduce administrative costs, the Issuer hereby revocably appoints each Master Servicer, and each Master Servicer hereby accepts such appointment, to act for the benefit of the Issuer and the Indenture Trustee as custodian of the following documents or instruments which are hereby constructively delivered to the Indenture Trustee, as pledgee of the Issuer (or, in the case of the Additional Financed Student Loans, will as of the applicable Transfer Date be constructively delivered to the Indenture Trustee, as pledgee of the Issuer) with respect to each Financed Student Loan sold by such Master Servicer, as Seller, to the Trust (such documents are referred to collectively as the "Financed Student Loan File").

          (a) the original fully executed copy of the note evidencing the Financed Student Loan (which may be included in the application) unless such note is in the custody of a Guarantor;

          (b) to the extent such Seller has retained it on hard copy, the original loan application fully executed by the Obligor (which may be included in the note evidencing a Financed Student Loan);

          (c) the notice of guarantee; and

          (d) any and all other documents and computerized records that any of such Master Servicer, the Administrator or such Seller shall keep on file, in accordance with its customary procedures, relating to such Financed Student Loan or any Obligor with respect thereto.

Notwithstanding the foregoing, such Master Servicer shall transfer possession of the Financed Student Loan Files in accordance with Section 2.02(r) of the Insurance Agreement. Moreover, notwithstanding the foregoing, if set forth in a supplement to this Agreement approved by the Surety Provider, with respect to Financed Student Loans originated by third parties and subsequently purchased by such Seller, the originators of such Financed Student Loans or another party may act as custodian of the Financed Student Loan Files for such Financed Student Loans. Further, the Financed Student Loan Files relating to the Private Loans shall be retained by PHEAA or such other custodian approved by the Surety Provider.

          SECTION 3.4. DUTIES OF MASTER SERVICERS AS Custodian. (a) SAFEKEEPING. Either a Master Servicer, as custodian, or a subcustodian appointed pursuant to
Section 3.8, shall hold the Financed Student Loan Files with respect to each Financed Student Loan contributed by such Master Servicer, as Seller, to the Trust for the benefit of the Issuer and maintain such accurate and complete accounts, records and computer systems pertaining to each such Financed Student Loan File as shall enable the Issuer to comply with this Agreement and the other Basic Documents. In performing its duties as custodian, each Master Servicer shall act with reasonable care, using that degree of skill and attention that such Master Servicer exercises with respect to the student loan files relating to all comparable student loans that such Master Servicer services for itself or others and shall ensure that it complies fully and completely with all applicable Federal and State laws, including the Higher Education Act, with respect thereto. Each Master Servicer shall cause to be conducted periodic audits of the Financed Student Loan Files held by it under this Agreement and of the related accounts, records and computer systems, in such a manner as shall enable the Issuer or the Indenture Trustee to verify the accuracy of such Master Servicer's record keeping. A Master Servicer shall promptly report to the Issuer, the Indenture Trustee and the Surety Provider any failure on its part to hold the Financed Student Loan Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review (other than as specified in the Insurance Agreement) or any periodic review by the Issuer, the Eligible Lender Trustee or the Indenture Trustee of the Financed Student Loan Files.

          (b) MAINTENANCE OF AND ACCESS TO RECORDS. Each of the Master Servicers shall maintain each Financed Student Loan File held by it under this Agreement at its office located at 3301 C Street, Suite 100-A, Sacramento, California 95816 or at such other office as shall be specified by written notice to the Issuer, the Surety Provider and the Indenture Trustee not later than 30 days prior to any change in location. The Financed Student Loan Files relating to all Financed Student Loans subject to the Lien of the Indenture in the custody of a Master Servicer shall be segregated by such Master Servicer from other comparable files, by maintaining such Files in file cabinets that are physically segregated from such other comparable files and are clearly marked to indicate that the files contained therein have been sold to the Issuer and that a security interest has been granted in favor of the Indenture Trustee and either
(i) each original note evidencing a Financed Student Loan shall be stamped with a signed endorsement of the note in blank or (ii) Financed Student Loans not originated by the applicable Seller and not indorsed pursuant to (i) above will, with the consent of the Surety Provider, be endorsed utilizing a blanket endorsement. Upon reasonable prior notice, each Master Servicer shall make available to the Issuer, the Surety Provider and the Indenture Trustee or their respective duly authorized representatives, attorneys or auditors the Financed Student Loan Files and the related accounts, records and computer systems maintained by such Master Servicer at such times during normal business hours as the Issuer, the Surety Provider or the Indenture Trustee shall instruct.

          SECTION 3.5. INSTRUCTIONS; AUTHORITY TO ACT. Each Master Servicer shall be deemed to have received proper instructions with respect to the Financed Student Loan Files held by it under this Agreement upon its receipt of written instructions signed by a Responsible Officer of the Indenture Trustee.

          SECTION 3.6. CUSTODIAN'S INDEMNIFICATION. Each Master Servicer, as custodian, shall pay from its own funds for any loss, liability or expense, including reasonable attorneys' fees, that may be imposed on, incurred by or asserted against the Issuer, the Eligible Lender Trustee, the Surety Provider or the Indenture Trustee or any of their officers, directors, employees and agents as the result of any improper act or omission in any way relating to the maintenance and custody by such Master Servicer as custodian of the Financed Student Loan Files held by it under this Agreement where the final determination that any such improper act or omission by such Master Servicer resulted in such loss, liability or expense is established by a court of law, by an arbitrator or by way of settlement agreed to by such Master Servicer; PROVIDED, however, that such Master Servicer shall not be liable to the Eligible Lender Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Eligible Lender Trustee and such Master Servicer shall not be liable to the Indenture Trustee or the Surety Provider, as the case may be, for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Indenture Trustee or the Surety Provider, as the case may be. This provision shall not be construed to limit a Master Servicer's or any other party's rights, obligations, liabilities, claims or defenses which arise as a matter of law or pursuant to any other provision of this Agreement.

          SECTION 3.7. EFFECTIVE PERIOD AND TERMINATION. Each Master Servicer's appointment as custodian of the Financed Student Loans being conveyed hereunder by such Master Servicer as Seller shall become effective as of the Closing Date relating to the Series 1997-2 Notes and shall continue in full force and effect for so long as such Master Servicer shall remain a Master Servicer hereunder. If a Master Servicer or any successor Master Servicer shall resign as a Master Servicer in accordance with the provisions of this Agreement or if all the rights and obligations of such Master Servicer or any such successor Master Servicer shall have been terminated under Section 8.1 of this Agreement, the appointment of such Master Servicer or such successor Master Servicer as custodian shall be terminated simultaneously with the effectiveness of such termination. As soon as practicable on or after any termination of such appointment (and in any event within (i) 10 Business Days, with respect to that portion of the Financed Student Loan Files consisting of electronic records and information, and (ii) 30 Business Days, with respect to the remaining portion of the Financed Student Loan Files), such Master Servicer shall deliver the Financed Student Loan Files held by it under this Agreement to the Indenture Trustee or the Indenture Trustee's agent at such place or places as the Indenture Trustee may reasonably designate.

          SECTION 3.8. APPOINTMENT OF SUBCUSTODIAN. With the consent of the Surety Provider, a Master Servicer may, at any time or, at the request of the Surety Provider pursuant to the terms of Section 2.02(r) of the Insurance Agreement, a Master Servicer shall, appoint a subcustodian to perform all or any portion of its obligations as custodian hereunder; PROVIDED, HOWEVER, that such Master Servicer shall remain obligated and be liable to the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Certificateholders, the Noteholders and the Surety Provider for the custodial services with respect to the Financed Student Loan Files in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subcustodian and to the same extent and under the same terms and conditions as if such Master Servicer alone were performing the custodial services. The fees and expenses of the subcustodian shall be as agreed between the Master Servicer and its subcustodian from time to time and none of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Certificateholders, the Noteholders or the Surety Provider shall have any responsibility therefor. The parties hereto agree that PHEAA, or such other entity approved by the Surety Provider, shall act as custodian with respect to the Private Loans.

                                   ARTICLE IV

             ADMINISTRATION AND SERVICING OF FINANCED STUDENT LOANS

          SECTION 4.1. DUTIES OF THE MASTER SERVICERS. Each Master Servicer, for the benefit of the Issuer (to the extent provided herein), shall manage, service, administer and make collections on the Financed Student Loans held by it under this Agreement with reasonable care, using that degree of skill and attention that such Master Servicer exercises with respect to all comparable student loans that it services for itself and others. Without limiting the generality of the foregoing or of any other provision set forth in this Agreement and notwithstanding any other provision to the contrary set forth herein, each Master Servicer shall manage, service, administer and make collections with respect to the Financed Student Loans held by it under this Agreement including, if applicable, collection of any Interest Subsidy Payments and Special Allowance Payments in accordance with all applicable Federal and State laws, including all applicable standards, guidelines and requirements of the Higher Education Act and any Guarantee Agreement, the failure to comply with which would adversely affect the eligibility of one or more of the Financed Student Loans for Interest Subsidy Payments, Special Allowance Payments or Guarantee Payments or would have an adverse effect on the Certificateholders, the Noteholders or the Surety Provider. Each Master Servicer also hereby acknowledges that its obligation to service the Financed Student Loans includes those Additional Financed Student Loans conveyed by it as Seller to the Eligible Lender Trustee on behalf of the Issuer pursuant to Section 2.2 and the related Transfer Agreement, a copy of which (if a Master Servicer is not the Seller) shall be delivered to such Master Servicer by the applicable Seller promptly upon execution thereof; PROVIDED that any failure by a Seller to so deliver a Transfer Agreement shall not affect such Master Servicer's obligations hereunder to service such Financed Student Loans.

          Each Master Servicer's duties shall include collection and posting of all payments, responding to inquiries of borrowers on the Financed Student Loans held by it hereunder, monitoring borrowers' status, making required disclosures to borrowers, investigating delinquencies, sending bills or payment coupons to borrowers and otherwise establishing repayment terms, reporting tax information to borrowers, if applicable, accounting for collections and furnishing monthly and annual statements with respect thereto to the Administrator. Subject to the provisions of Section 4.2, each Master Servicer shall follow its customary standards, policies and procedures in performing its duties as Master Servicer. Without limiting the generality of the foregoing, each Master Servicer is authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Certificateholders, the Noteholders and the Surety Provider or any of them, instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to the Financed Student Loans held by it hereunder; PROVIDED, HOWEVER, that each Master Servicer agrees that it will not (a) permit any rescission or cancellation of a Financed Student Loan except as ordered by a court of competent jurisdiction or governmental authority or as otherwise consented to in writing by the Eligible Lender Trustee, the Surety Provider and the Indenture Trustee or (b) reschedule, revise, defer or otherwise compromise with respect to payments due on any Financed Student Loan except pursuant to any applicable deferral or forbearance periods or otherwise in accordance with all applicable standards, guidelines and requirements with respect to the servicing of the Financed Student Loans (notwithstanding the foregoing, a Master Servicer may, in its sole discretion, without having to obtain the consent or approval of any other party, waive amounts owing under a Financed Student Loan up to and including $50.00); PROVIDED FURTHER, HOWEVER, that a Master Servicer shall not agree to any decrease of the interest rate on (other than as provided in a Master Servicer's Reduced Interest Rate Program), or the principal amount payable with respect to, any Financed Student Loan. Each Master Servicer also shall be responsible for maintaining each Guarantee Agreement, including advising the Eligible Lender Trustee and the Indenture Trustee of any action required to be taken to maintain each such Guarantee Agreement. The Eligible Lender Trustee on behalf of the Issuer hereby grants a power of attorney and all necessary authorization to each Master Servicer to sign endorsements of the notes relating to the Financed Student Loans held by it hereunder on behalf of the Eligible Lender Trustee in connection with conveyances pursuant to Section 2.3 hereof and to maintain any and all collection procedures with respect to such Financed Student Loans, including filing, pursuing and recovering claims against the Guarantors for Guarantee Payments and taking any steps to enforce such Financed Student Loan such as commencing a legal proceeding to enforce a Financed Student Loan in the name of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Certificateholders, the Noteholders or the Surety Provider. The Eligible Lender Trustee or the Indenture Trustee shall upon the written request of a Master Servicer or the Administrator furnish such Master Servicer or the Administrator with any other powers of attorney and other documents reasonably necessary or appropriate to enable such Master Servicer or the Administrator to carry out its servicing and administrative duties hereunder.

          SECTION 4.2. COLLECTION OF FINANCED STUDENT LOAN PAYMENTS. (a) Each Master Servicer shall make reasonable efforts (including all efforts that may be specified under the Higher Education Act or any Guarantee Agreement, as applicable) to collect all payments called for under the terms and provisions of the Financed Student Loans serviced by it hereunder as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable student loans that it services for itself and others. A Master Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Financed Student Loan.

          (b) Each Master Servicer shall make reasonable efforts to claim, pursue and collect all Guarantee Payments from the Guarantors pursuant to the Guarantee Agreements with respect to any of the Financed Student Loans serviced by it hereunder as and when the same shall become due and payable, shall comply with all applicable laws and agreements with respect to claiming, pursuing and collecting such payments and shall follow such practices and procedures as it follows with respect to all comparable guarantee agreements and student loans that it services for itself and others. In connection therewith, such Master Servicer is hereby authorized and empowered to convey to any Guarantor the note and the related Financed Student Loan File representing any Financed Student Loan in connection with submitting a claim to such Guarantor for a Guarantee Payment in accordance with the terms of the applicable Guarantee Agreement whereupon the Lien of the Indenture Trustee relating to such Financed Student Loan shall be released.

          (c) Each Master Servicer shall, on behalf of the Issuer, make reasonable efforts to claim, pursue and collect all Interest Subsidy Payments and Special Allowance Payments from the Department with respect to any of the Financed Student Loans serviced by it hereunder as and when the same shall become due and payable, shall comply with all applicable laws and agreements with respect to claiming, pursuing and collecting such payments and shall follow such practices and procedures as such Master Servicer follows with respect to its own student loans. All amounts so collected by the Eligible Lender Trustee shall constitute Available Funds for the applicable Collection Period and shall be deposited into the Collection Account in accordance with Section 5.4. In connection therewith, such Master Servicer shall prepare and file with the Department on a timely basis all claims, forms and other documents and filings necessary or appropriate in connection with the claiming of Interest Subsidy Payments and Special Allowance Payments on behalf of the Eligible Lender Trustee and shall otherwise assist the Eligible Lender Trustee in pursuing and collecting such Interest Subsidy Payments and Special Allowance Payments from the Department. The Eligible Lender Trustee shall, upon the written request of a Master Servicer, furnish such Master Servicer with any power of attorney and other documents reasonably necessary or appropriate to enable such Master Servicer to prepare and file such claims, forms and other documents and filings.

          The Eligible Lender Trustee may permit trusts, other than the Trust, established by the Sellers to securitize student loans, to use the Department lender identification number applicable to the Trust. In such event, the Eligible Lender Trustee may claim and collect Interest Subsidy Payments and Special Allowance Payments with respect to Financed Student Loans in the Trust and student loans in such other trusts using such common lender identification number. Notwithstanding anything herein or in the Basic Documents to the contrary, any amounts assessed against payments (including, but not limited to, Interest Subsidy Payments and Special Allowance Payments) due from the Department or any Guarantor to any such other trust using such common lender identification number as a result of amounts (including, but not limited to, Consolidation Fees) owing to the Department or any Guarantor from the Trust will be deemed for all purposes hereof and of the Basic Documents (including for purposes of determining amounts paid by the Department or any Guarantor with respect to the student loans in the Trust and such other trust) to have been assessed against the Trust and shall be deducted by the Eligible Lender Trustee or the Servicer and paid to such other trust from any collections made by them which would otherwise have been payable to the Collection Account for the Trust. If so specified in the servicing agreement applicable to any such other trust, any amounts assessed against payments due from the Department or any Guarantor to the Trust as a result of amounts owing to the Department or any Guarantor from such other trust using such common lender identification number will be deemed to have been assessed against such other trust and will be deducted by the Eligible Lender Trustee or the Servicer from any collections made by them which would otherwise be payable to the collection account for such other trust and paid to the Trust. Immediately upon receipt from the Department or a Guarantor of any such payments, the Eligible Lender Trustee shall deposit such amounts in a trust account held by the Eligible Lender Trustee, as trustee for the holders of the notes (including the Notes) and certificates (including the Certificates) relating to the Trust and such other trusts. As soon as practicable (but not more than 10 days) thereafter, the Eligible Lender Trustee shall deposit the amount of any such payments that relate to the Trust in the Collection Account for the Trust.

          SECTION 4.3. REALIZATION UPON FINANCED STUDENT Loans. For the benefit of the Issuer, each Master Servicer shall use reasonable efforts consistent with its customary servicing practices and procedures and including all efforts that may be specified under the Higher Education Act or any Guarantee Agreement in its servicing of any delinquent Financed Student Loans.

          SECTION 4.4. NO IMPAIRMENT. Neither Master Servicer shall impair the rights of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Certificateholders, the Noteholders or the Surety Provider in the Financed Student Loans.

          SECTION 4.5. PURCHASE OF FINANCED STUDENT LOANS; REIMBURSEMENT. TMSI, each Master Servicer or the Eligible Lender Trustee, as the case maybe, shall inform the other parties to this Agreement, the Indenture Trustee and the Surety Provider promptly, in writing, upon the discovery of any breach of an obligation under Section 4.1, 4.2, 4.3 or 4.4 hereof. Unless any such breach shall have been cured within 60 days following the discovery thereof by such Master Servicer or TMSI or receipt by such Master Servicer or TMSI of written notice from the Eligible Lender Trustee, TMSI, such Master Servicer or the Surety Provider of such breach (or, at such Master Servicer's election, the last day of the first month following such discovery), such Master Servicer shall purchase any Financed Student Loan in which the interests of the Noteholders, the Certificateholders or the Surety Provider are materially and adversely affected by such breach as of the first day succeeding the end of such 60-day period that is the last day of a Collection Period; provided that it is understood that any such breach that does not affect any Guarantor's obligation to guarantee payment of such Financed Student Loan to the Eligible Lender Trustee will not be considered to have a material adverse effect for this purpose. If a Master Servicer takes any action or fails to take any action during any Collection Period pursuant to the sections referred to above that impairs the rights of the Issuer, the Indenture Trustee, the Eligible Lender Trustee, the Certificateholders, the Noteholders or the Surety Provider in any Financed Student Loan or otherwise than as provided in such sections, such Master Servicer shall purchase such Financed Student Loan as of the last day of such Collection Period. In consideration of and simultaneously with the purchase of any such Financed Student Loan pursuant to either of the two preceding sentences, such Master Servicer shall remit the Purchase Amount in the manner specified in Section 5.4, and the Issuer shall execute such assignments and other documents reasonably requested by such Master Servicer in order to effect such transfer. If such Master Servicer fails to purchase within the time period provided hereby any Financed Student Loan it is required to purchase hereunder, TMSI shall remit, or cause to be remitted, no later than the date such Master Servicer would be required to remit such amount, the Purchase Amount for such Financed Student Loan, in the manner specified in Section 5.4, and the Issuer shall execute such assignments and other documents reasonably requested by TMSI or its designee in order to effect such transfer; provided, however, that if a designee of TMSI repurchases any Financed Student Loans, such designee shall not have any pre-existing debt with respect to such purchase, and any transfer of a Financed Student Loan pursuant to this Section shall be made contemporaneously with the repurchase or the incurrence of the repurchase obligation. Upon any such transfer of a Financed Student Loan, legal title to, and beneficial ownership and control of, the related Financed Student Loan File will thereafter belong to such Master Servicer or TMSI's designee, as the case may be. In addition, if any such breach by a Master Servicer does not trigger such a purchase obligation but does result in the refusal by a Guarantor to guarantee the applicable portion of the accrued interest, or the loss of (including any obligation of the Issuer to repay to the Department) certain Interest Subsidy Payments and Special Allowance Payments, with respect to a Financed Student Loan, then, unless such breach, if curable, is cured within 60 days, such Master Servicer shall, at its option, either purchase such Financed Student Loan at the applicable Purchase Amount or reimburse the Issuer by remitting an amount equal to the sum of all amounts that would have been payable if not for such breach in the manner specified in Section 5.4. If such Master Servicer fails to repurchase such Financed Student Loan or reimburse the Issuer such amount, TMSI shall reimburse the Issuer such amount in the manner specified in Section 5.4 not later than the last day of the Collection Period in which such 60th day occurs. Subject to the provisions of Sections 5.6 and 6.3 and the Insurance Agreement, the sole remedy of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Certificateholders, the Noteholders or the Surety Provider with respect to a breach pursuant to Section 4.1, 4.2, 4.3 or 4.4 and the agreement contained in this Section 4.5 shall be to require a Master Servicer, TMSI or TMSI's designee, as the case may be, to purchase Financed Student Loans or to reimburse the Issuer as provided above pursuant to this Section 4.5, subject to the conditions contained herein. The Eligible Lender Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Financed Student Loan or the reimbursement for any interest penalty pursuant to this Section 4.5.

          Notwithstanding anything contained in this Section 4.5 to the contrary, with respect to any purchase obligation arising as a result of a Guarantor denying a Guarantee Payment on a Financed Student Loan, neither the Master Servicer servicing such Financed Student Loan hereunder, nor TMSI, nor TMSI's designee shall be required to purchase such Financed Student Loan pursuant to this Section 4.5 until the last day of the Collection Period occurring seven months after the date a claim is rejected.

          SECTION 4.6. SERVICING FEE; SERVICING FEE CARRYOVER. For its services hereunder, each Master Servicer shall be entitled to receive the Servicing Fee and any Servicing Fee Carryover in the manner set forth in Section 5.5. Notwithstanding anything to the contrary contained herein or in any other Basic Document, each Master Servicer shall only be entitled to receive any Servicing Fee Carryover on any applicable Note Distribution Date or Certificate Distribution Date if and to the extent that sufficient funds are available pursuant to Section 5.5(e)(iii), 5.6(b)(A) or 5.6(c).

          SECTION 4.7. ADMINISTRATOR'S CERTIFICATE. (a) On each Determination Date, the Administrator will advise the Indenture Trustee in writing of the applicable Noteholders' Interest Distribution Amount or Certificateholders' Interest Distribution Amount. Additionally, no later than 16 days prior to each Note Distribution Date for the Class of Notes then entitled to receive payments of principal (or, after all Notes have been paid in full, no later than 16 days prior to each Certificate Distribution Date) the Administrator will advise the Indenture Trustee in writing of the applicable Noteholders' Principal Distribution Amount (or, after all the Notes have been paid in full, for the Class of Certificates with the earliest Final Maturity Date, the Certificateholders' Principal Distribution Amount). Further, on the Determination Date relating to the first Certificate Distribution Date occurring each month (or for each month in which a Note Distribution Date occurs earlier than the Certificate Distribution Date, on the Determination Date relating to such earlier Note Distribution Date), the Administrator will advise the Indenture Trustee in writing of Transaction Fees (separately and in the aggregate) for the preceding month.

          (b) On each Determination Date, the Administrator also shall deliver to the Eligible Lender Trustee, the Indenture Trustee and a Seller (if such Seller is not also the Administrator), with a copy to the Surety Provider and to the Rating Agencies, an Administrator's Certificate containing all information necessary to make the distributions pursuant to Sections 5.5, 5.6 and 5.8(b), if applicable, for the upcoming Note Distribution Date or Certificate Distribution Date. Such Administrator's Certificate also shall include the Deficiency Amount, if any, for the upcoming Note Distribution Date or Certificate Distribution Date and the amount, if any, of Note Surety Bond Payments or Certificate Surety Bond Payments required to be made on the upcoming Note Distribution Date or Certificate Distribution Date. Financed Student Loans to be repurchased by a Seller (whether pursuant to Section 2.3 or 3.2), purchased by a Master Servicer, TMSI or TMSI's designee or acquired by any Guarantor shall be identified by the Administrator by type of loan and borrower social security number with respect to such Financed Student Loan (as specified in Schedule A).

          (c) On or before the 15th day of each month, the Administrator shall deliver to the Eligible Lender Trustee, the Indenture Trustee and a Seller (if such Seller is not also the Administrator), with a copy to the Surety Provider and the Rating Agencies, a report setting forth by component the Available Funds for the immediately preceding Collection Period.

          SECTION 4.8. ANNUAL STATEMENT AS TO COMPLIANCE; NOTICE OF DEFAULT. (a) Each of the Master Servicers and the Administrator shall deliver to the Sellers, the Eligible Lender Trustee and the Indenture Trustee, on or before April 30 of each year beginning April 30, 1998, an Officer's Certificate of such Master Servicer or the Administrator, as the case may be, dated as of December 31 of the preceding year, stating that (i) a review of the activities of such Master Servicer or the Administrator, as the case may be, during the preceding 12-month period and of its performance under this Agreement and any other Supplemental Sale and Servicing Agreements has been made under such officers' supervision and
(ii) to the best of such officers' knowledge, based on such review, such Master Servicer or the Administrator, as the case may be, has fulfilled all its obligations under such Agreements, or under such Agreements and the Administration Agreement, respectively, throughout such year or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Pursuant to the Indenture, the Indenture Trustee shall send a copy of each such Officers' Certificate and each report referred to in Section 4.9 to the Rating Agencies, and the Eligible Lender Trustee shall send a copy of each such Officers' Certificate and each such report to the Surety Provider. A copy of each such Officers' Certificate and each report referred to in Section 4.9 may be obtained by any Certificateholder, Certificate Owner, Noteholder or Note Owner by a request in writing to the Eligible Lender Trustee addressed to its Corporate Trust Office, together with evidence satisfactory to the Eligible Lender Trustee that such Person is one of the foregoing parties. Pursuant to the Indenture, upon the telephone request of the Eligible Lender Trustee, the Indenture Trustee will promptly furnish the Eligible Lender Trustee a list of Noteholders as of the date specified by the Eligible Lender Trustee.

          (b) Each Master Servicer shall deliver to the Eligible Lender Trustee, the Indenture Trustee, the Sellers, the Surety Provider and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officer's Certificate of such Master Servicer of any event which with the giving of notice or lapse of time, or both, would become a Master Servicer Default under Section 8.1(a).

          (c) The Administrator shall deliver to the Eligible Lender Trustee, the Indenture Trustee, the Master Servicers, the Surety Provider and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officer's Certificate of the Administrator of any event which with the giving of notice or lapse of time, or both, would become an Administrator Default under Section 8.1(b)(1), (2) or (3).

          SECTION 4.9. ANNUAL INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' REPORT. Each of the Master Servicers and the Administrator shall cause Deloitte & Touche, KPMG Peat Marwick, or any other firm of independent certified public accountants approved by the Surety Provider, to deliver to the Sellers, the Eligible Lender Trustee, the Indenture Trustee and the Surety Provider on or before April 30 of each year beginning April 30, 1998, a report addressed to the Master Servicers and to the Sellers, the Eligible Lender Trustee, the Surety Provider and the Indenture Trustee, to the effect that such firm has examined certain documents and records relating to the servicing of the Financed Student Loans, for the administration of the Financed Student Loans and of the Trust, as the case may be, during the preceding calendar year and that, on the basis of the accounting and auditing procedures considered appropriate under the circumstances, such firm is of the opinion that such servicing or administration was conducted in compliance with the terms of this Agreement, all Supplemental Sale and Servicing Agreements, or with the terms of such Agreements and the Administration Agreement, as the case may be, except for (i) such exceptions as such firm shall believe to be immaterial and (ii) such other exceptions as shall be set forth in such report.

          Such report will also indicate that the firm is independent of the Master Servicers within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

          SECTION 4.10. ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING FINANCED STUDENT LOANS. Upon reasonable prior notice, the Master Servicers shall provide access to the Financed Student Loan Files (i) to the Surety Provider and the Eligible Lender Trustee and (ii) to the Certificateholders or the Noteholders in such cases where the Certificateholders or the Noteholders shall be required by applicable statutes or regulations to review such documentation, as demonstrated by evidence satisfactory to the Master Servicers in their reasonable judgment. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the respective offices of the Master Servicers.

          SECTION 4.11. MASTER SERVICER AND ADMINISTRATOR EXPENSES. Each Master Servicer and the Administrator shall be severally required to pay all expenses incurred by them in connection with their respective activities hereunder and under any Supplemental Sale and Servicing Agreements, including fees and disbursements of independent accountants, taxes imposed on such Master Servicer or the Administrator, as the case may be, and expenses incurred in connection with distributions and reports to the Administrator or to the Certificateholders, the Noteholders, the Eligible Lender Trustee and the Surety Provider, as the case may be.

          SECTION 4.12. APPOINTMENT OF SUBSERVICER. Each Master Servicer may at any time, upon the written consent of the Surety Provider and with notice to the Rating Agencies, appoint a subservicer to perform all or any portion of its obligations as Master Servicer hereunder and under any Supplemental Sale and Servicing Agreement; PROVIDED, HOWEVER, that such Master Servicer shall remain obligated and be liable to the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Certificateholders, the Noteholders and the Surety Provider for the servicing and administering of the Financed Student Loans in accordance with the provisions hereof and of any Supplemental Sale and Servicing Agreements without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if such Master Servicer alone were servicing and administering the Financed Student Loans. The Surety Provider may, pursuant to and in accordance with Section 4.08 of the Insurance Agreement, direct such Master Servicer, which shall act in accordance with such direction within a reasonable period of time after receipt thereof, to remove any subservicer. The fees and expenses of the subservicer shall be as agreed between such Master Servicer and its subservicer from time to time and none of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Certificateholders, the Noteholders or the Surety Provider shall have any responsibility therefor.

                                    ARTICLE V

                         DISTRIBUTIONS; RESERVE ACCOUNT;
                STATEMENTS TO CERTIFICATEHOLDERS AND NOTEHOLDERS

          SECTION 5.1. ESTABLISHMENT OF TRUST ACCOUNTS. (a) Pursuant to the Sale and Servicing Agreement, the Indenture Trustee, for the benefit of the Noteholders, has established and maintains in the name of the Indenture Trustee each of the Collection Account, the Note Distribution Account, the Reserve Account, the Pre-Funding Account, the Capitalized Interest Account, the Capitalized Pre-Funding Account, the Expense Account and the Monthly Advance Account. The Eligible Lender Trustee, for the benefit of the Certificateholders, has established and maintains in the name of the Eligible Lender Trustee the Certificate Distribution Account and the Certificate Monthly Advance Account. The foregoing accounts are referred to collectively as the "Trust Accounts". Each such Trust Account shall be an Eligible Deposit Account and, except for the Certificate Distribution Account and the Certificate Monthly Advance Account, shall be entitled as follows: "[Name of Account] for the benefit of ClassNotes Trust 1997-I and Bankers Trust Company, as Indenture Trustee, as their interests may appear." The Certificate Distribution Account and the Certificate Monthly Advance Account shall be entitled as follows: "ClassNotes Trust 1997-I [Certificate Distribution Account] [Certificate Monthly Advance Account]."

          (b) Funds on deposit in the Trust Accounts shall be invested by the Indenture Trustee and, in the case of the Certificate Distribution Account and the Certificate Monthly Advance Account, the Eligible Lender Trustee in Eligible Investments pursuant to written instructions from the Administrator, on behalf of the Issuer; PROVIDED, HOWEVER, that Certificateholders representing not less than 66-2/3% of the Outstanding Amount of the Certificates may, by written instructions to the Administrator, direct how such funds are invested in such Eligible Investments; PROVIDED, FURTHER, it is understood and agreed that the Indenture Trustee and the Eligible Lender Trustee shall not be liable for any loss arising from such investment in Eligible Investments. All such Eligible Investments shall be held by the Indenture Trustee and the Eligible Lender Trustee for the benefit of the Issuer; provided that all interest and other investment income (net of losses and investment expenses) on funds on deposit therein shall be deposited into the Collection Account and shall be deemed to constitute a portion of the Available Funds for the related Note Distribution Date or Certificate Distribution Date. Funds on deposit in the Trust Accounts shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day preceding the day on which funds in the applicable Trust Account may be required to be withdrawn; PROVIDED, HOWEVER, that funds on deposit in such Trust Accounts may be invested in Eligible Investments of the Indenture Trustee or of the Eligible Lender Trustee in the case of the Certificate Distribution Account which may mature so that such funds will be available on the following Business Day. Funds deposited in a Trust Account on a Business Day which immediately precedes a Note Distribution Date or Certificate Distribution Date upon the maturity of any Eligible Investments are not required to be invested overnight.

          (c) (i) The Indenture Trustee (or the Eligible Lender Trustee with respect to the Certificate Distribution Account and the Certificate Monthly Advance Account) shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Estate. The Trust Accounts shall be under the sole dominion and control of the Indenture Trustee (or the Eligible Lender Trustee with respect to the Certificate Distribution Account and the Certificate Monthly Advance Account) for the benefit of the Issuer. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Administrator, on behalf of the Issuer, agrees that it shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which the Surety Provider may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account. In connection with the foregoing, the Administrator, on behalf of the Issuer, agrees that, in the event that any of the Trust Accounts are not accounts with the Indenture Trustee (or the Eligible Lender Trustee with respect to the Certificate Distribution Account and the Certificate Monthly Advance Account), the Administrator shall notify the Indenture Trustee and the Eligible Lender Trustee in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account.

          (ii) With respect to the Trust Account Property, the Indenture Trustee agrees (or, with respect to the Certificate Distribution Account and the Certificate Monthly Advance Account, the Eligible Lender Trustee agrees), by its acceptance thereof, that:

               (A) any Trust Account Property that is held in deposit accounts shall be held solely in Eligible Deposit Accounts, subject to the last sentence of Section 5.1(c)(i); and each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee (or the Eligible Lender Trustee with respect to the Certificate Distribution Account and the Certificate Monthly Advance Account), and the Indenture Trustee (or the Eligible Lender Trustee with respect to the Certificate Distribution Account and the Certificate Monthly Advance Account) shall have sole signature authority with respect thereto;

               (B) any Trust Account Property shall be delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or such other Person acting solely for the Indenture Trustee as required for Delivery; and

               (C) If the Indenture Trustee, in its capacity as securities intermediary, has or subsequently obtains by agreement, operation of law or otherwise a security interest in the Trust Accounts or any security entitlement credited thereto, the Indenture Trustee, in its capacity as securities intermediary, hereby agrees that such security interest shall be subordinate to the security interest of the Indenture Trustee, except as otherwise provided in the Indenture and for purposes provided for therein. The financial assets and other items deposited to the Trust Accounts will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Indenture Trustee (except that the Indenture Trustee, in its capacity as securities intermediary, may set off
     (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Trust Accounts, and (ii) the face amount of any checks which have been credited to the Trust Accounts but are subsequently returned unpaid because of uncollected or insufficient funds). Notwithstanding any provision herein to the contrary, the securities intermediary shall have a lien senior to that of the secured party for any amounts required for the settlement of any purchase of financial assets.

          (iii) The Administrator shall have the power, revocable for cause or upon the occurrence and during the continuance of an Administrator Default by the Indenture Trustee or by the Eligible Lender Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts (or the Eligible Lender Trustee with respect to the Certificate Distribution Account and the Certificate Monthly Advance Account) for the purpose of permitting the Master Servicers, the Administrator or the Eligible Lender Trustee to carry out its respective duties hereunder or under the Trust Agreement or permitting the Indenture Trustee to carry out its duties under the Indenture.

          SECTION 5.2. COLLECTIONS. Each Master Servicer shall remit to the Collection Account all payments by or on behalf of the Obligors with respect to the Financed Student Loans for which it, rather than a subservicer, is acting as Primary Servicer (other than Purchased Student Loans), (i) within one Business Day after it has received an aggregate of $30,000 during any Collection Period and (ii) on the last Business Day of each Collection Period, all other collections received during such Collection Period. Each Master Servicer shall cause each other Servicer to remit to the Collection Account, within one Business Day of receipt thereof, all payments by or on behalf of the Obligors with respect to the Financed Student Loans for which it is acting as Primary Servicer. For purposes of this Article V, the phrase "payments by or on behalf of Obligors" shall mean payments made with respect to the Financed Student Loans by or on behalf of borrowers thereof and the Guarantors.

          SECTION 5.3. APPLICATION OF COLLECTIONS. With respect to each Financed Student Loan, all collections (including all Guarantee Payments) with respect thereto shall be applied in accordance with regulations of the Department, if applicable, and the applicable Guarantor.

          SECTION 5.4. ADDITIONAL DEPOSITS. Within two Business Days after receipt thereof, the Eligible Lender Trustee (or a Master Servicer on its behalf) shall deposit in the Collection Account the aggregate amount of Interest Subsidy Payments and Special Allowance Payments received by it with respect to the Financed Student Loans, and each Seller shall deposit in the Collection Account any amount owed pursuant to Section 3.2 no later than the last day of the Collection Period during which any such amount is owed. The Master Servicers or TMSI shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Student Loans and all other amounts to be paid by the Master Servicers or TMSI under Section 4.5 when such amounts are due, and the Sellers or TMSI shall deposit or cause to be deposited therein the aggregate Purchase Amount with respect to Purchased Student Loans and all other amounts to be paid by the Sellers or TMSI under Sections 3.2 or the Sellers under Section 9.1 when such amounts are due. The Sellers, the Master Servicers and the Administrator also shall deposit, or cause to be deposited, in the Collection Account all amounts required to be deposited therein pursuant to, and within the time periods provided by, Section 2.3 and all amounts remitted pursuant to Section 5.4 (which payments shall be deemed interest payments received on or with respect to the Financed Student Loans during the immediately preceding Collection Period. Notwithstanding the foregoing, the Master Servicers shall deposit, or cause to be deposited, directly into the Reserve Account any payments of or with respect to principal relating to a Financed Student Loan for which a Realized Loss was previously allocated (but only up to the amount of such Realized Loss), and shall deposit, or cause to be deposited, directly into the Collection Account any payments of or with respect to interest relating to a Financed Student Loan for which a Realized Loss was previously allocated.

          TMSI also shall, in its sole discretion, deposit into the Monthly Advance Account the amount of any Monthly Advances determined to be made by TMSI pursuant to Section 5.13 no later than the Determination Date relating to the Note Distribution Date or Certificate Distribution Date, as the case may be, when such amounts are to be applied as a payment of interest. On each related Certificate Distribution Date, the Indenture Trustee will transfer from the Monthly Advance Account to the Eligible Lender Trustee, by wire transfer no later than 11:00 a.m. New York time, for deposit into the Certificate Monthly Advance Account the Monthly Advance for such Certificate Distribution Date. Pursuant to Section 5.13, if after a Monthly Advance is made, a Master Servicer receives the Guarantee Payment, Special Allowance Payment or Interest Subsidy Payment for which such Monthly Advance was made, such Master Servicer may reimburse TMSI, immediately upon demand, from such Guarantee Payment, Special Allowance Payment or Interest Subsidy Payment, as the case may be, on deposit in the Collection Account up to the amount of the related Monthly Advance.

          SECTION 5.5. DISTRIBUTIONS. (a) On each Note Distribution Date relating to the Series 1997-2 Notes, pursuant to the Administrator's instructions, the Indenture Trustee will transfer from the Collection Account to the Note Distribution Account, from payments received on or with respect to the Financed Student Loans during the Collection Period immediately preceding the month of such Note Distribution Date (or for such other Collection Periods as may be set forth in a Terms Supplement), an amount up to the related Noteholders' Interest Distribution Amount. If a Class of Series 1997-2 Notes has the earliest Final Maturity Date of all Classes of Notes then Outstanding, for the Class of Series 1997-2 Notes with the earliest Final Maturity Date, on the first Note Distribution Date for such Class occurring in each month, commencing January 1998, after making the transfer set forth in the prior sentence, the Indenture Trustee will transfer from the Collection Account to the Note Distribution Account from payments received on or with respect to the Financed Student Loans during the Collection Period immediately preceding the month prior to the month of such Note Distribution Date (or for such other Collection Periods as may be set forth in a Terms Supplement), an amount up to the Noteholders' Principal Distribution Amount; provided, however, that for each month in which the first Note Distribution Date for any Series of Notes occurs prior to the Certificate Distribution Date in such month, prior to transferring amounts to the Note Distribution Account, the Indenture Trustee will transfer to the Expense Account, from payments received on or with respect to the Financed Student Loans during the immediately preceding Collection Period, an amount up to the Transaction Fees for the month preceding such Note Distribution Date and all overdue Transaction Fees from prior months.

          (b) On each Certificate Distribution Date, pursuant to information contained in the Administrator's Certificate delivered in accordance with
Section 4.7, the Indenture Trustee will transfer from the Collection Account, from payments received on or with respect to the Financed Student Loans during the immediately preceding Collection Period, (i) to the Expense Account, an amount up to the excess, if any, of the Transaction Fees for the month preceding such Certificate Distribution Date and all overdue Transaction Fees from prior months over the amount, if any, previously transferred to the Expense Account during the month of such Certificate Distribution Date and (ii) to the Eligible Lender Trustee, by wire transfer no later than 11:00 a.m. New York time, for deposit in the Certificate Distribution Account, an amount up to the related Certificateholders' Interest Distribution Amount. Additionally, after each Class of Notes has been paid in full, on the first Certificate Distribution Date occurring in each month relating to the Class of Certificates with the earliest Final Maturity Date, the Indenture Trustee will transfer from the Collection Account to the Eligible Lender Trustee, by wire transfer no later than 11:00 a.m. New York time, for deposit in the Certificate Distribution Account, from payments received on or with respect to the Financed Student Loans during the Collection Period immediately preceding the month prior to such Certificate Distribution Date, an amount up to the applicable Certificateholders' Principal Distribution Amount.

          (c) On the first Note Distribution Date for any Series of Notes occurring in March, June, September and December, or in the case of clause (iii) below on the first Note Distribution Date occurring in each month (or if in any such month a Certificate Distribution Date occurs prior to such first Note Distribution Date, on such Certificate Distribution Date), the Indenture Trustee, pursuant to information contained in the Administrator's Certificate delivered in accordance with Section 4.7, will distribute from the Expense Account (in addition to any amounts transferred from the Reserve Account pursuant to Section 5.6) the following amounts in the following order of priority: (i) to each Master Servicer, the Servicing Fee and all overdue Servicing Fees payable to such Master Servicer, (ii) to the Administrator, the Administration Fee and all overdue Administration Fees, (iii) to the Auction Agent, the Auction Agent Fee and all overdue Auction Agent Fees, (iv) to the Indenture Trustee, the Indenture Trustee Fee and all overdue Indenture Trustee Fees, (v) to the Eligible Lender Trustee, the Eligible Lender Trustee Fee and all overdue Eligible Lender Trustee Fees and (vi) to the Surety Provider, the Surety Provider Fee and all overdue Surety Provider Fees.

          (d) On each Note Distribution Date, the Indenture Trustee will distribute to the Noteholders of the applicable Class as of the related Record Date all amounts transferred to the Note Distribution Account as set forth above (in addition to any amounts transferred from the Capitalized Interest Account, the Capitalized Pre-Funding Account, the Pre-Funding Account and the Reserve Account, each as set forth below in this Article V, any amounts received under the applicable Note Surety Bond pursuant to Section 10.1(a) and any Monthly Advances deposited into the Monthly Advance Account pursuant to Section 5.4). On each Certificate Distribution Date, the Eligible Lender Trustee will distribute to the Certificateholders as of the related Record Date all amounts transferred to the Certificate Distribution Account as set forth above (in addition to any amounts transferred from the Capitalized Interest Account and the Reserve Account, each as set forth below in this Article V, any amounts received under the applicable Certificate Surety Bond pursuant to Section 10.1(b) and any Monthly Advances deposited into the Certificate Monthly Advance Account pursuant to Section 5.4).

          (e) On the last Note Distribution Date occurring in January, April, July and October (or if in any such month a Certificate Distribution Date occurs after such last Note Distribution Date, on such Certificate Distribution Date), after making all required transfers to the Note Distribution Account and, if applicable, the Certificate Distribution Account and the Expense Account, the Indenture Trustee, pursuant to information contained in the Administrator's Certificate delivered in accordance with Section 4.7, will transfer any amounts remaining in the Collection Account (other than amounts representing payments received during such month or payments of or with respect to principal received in the immediately preceding month) in the following order of priority: (i) to the Surety Provider, the amount, if any, necessary to reimburse the Surety Provider for prior Note and Certificate Surety Bond Payments, together with interest thereon at the rate set forth in the Insurance Agreement, (ii) to the Reserve Account, the amount, if any, necessary to increase the balance thereof to the Specified Reserve Account Balance, (iii) to each Master Servicer, the aggregate unpaid amount of the Servicing Fee Carryover payable to such Master Servicer, if any, (iv) to the Note Distribution Account, the aggregate unpaid amount of Noteholders' Interest Carryover, if any, and (v) to the Certificate Distribution Account, the aggregate unpaid amount of Certificateholders' Interest Carryover, if any. Any amounts remaining in the Collection Account after such transfers (other than amounts representing payments received during such month or payments of or with respect to principal received in the immediately preceding month) will be transferred to the Reserve Account. Amounts transferred to the Note Distribution Account or the Certificate Distribution Account pursuant to clauses (iv) and (v) above, respectively, will be paid to the applicable Class of Notes or Certificates on the next Note Distribution Date or Certificate Distribution Date relating to such Class of Notes or Certificates. Notwithstanding the foregoing, if the amount on deposit in the Reserve Account, after giving effect to all distributions otherwise required to be made on such date, equals the greater of (i) 1% of the then outstanding principal balance of the Notes and the Certificates and (ii) $1,500,000 (or $15,000,000 for the period commencing on the Closing Date for the Series 1997-2 Notes and ending on January 15, 2000) (but in no event greater than the then outstanding principal balance of the Notes and the Certificates), amounts otherwise required to be deposited into the Reserve Account pursuant to clause
(ii) above may, instead, be applied as an Additional Principal Payment on the next applicable Note Distribution Date for which a payment of principal is to be made on the Class of Notes with the earliest Final Maturity Date (or, after all the Notes have been paid in full, on the next Certificate Distribution Date).

          (f) Notwithstanding the foregoing, if there has been an Event of Default with respect to payment of the Notes, the Certificateholders will not be entitled to any payments of principal or interest until each outstanding Class of Notes has been paid in full.

          (g) Notwithstanding the foregoing, if during a Collection Period a Serial Loan was transferred by the Trust to a Seller's designee pursuant to
Section 2.3(b), Student Holdings, in its capacity as a holder of a 1% interest in the Certificates, shall receive on the Note Distribution Date or Certificate Distribution Date, as the case may be, when the related Purchase Amount is distributed to Noteholders or Certificateholders, as applicable, any proceeds received by the Trust in excess of the Purchase Amount of the transferred Financed Student Loan.

          (h) Distributions on a Note Distribution Date or Certificate Distribution Date shall be initiated by 11:00 a.m. (New York City time) on such Note Distribution Date or Certificate Distribution Date; provided, however, that any distributions from the Certificate Distribution Account shall be made at the times set forth in Section 5.1 of the Trust Agreement.

          Notwithstanding the foregoing, principal payments will be made to each Class of Notes (other than the Class A-4 Notes) and Certificates only in amounts equal to $50,000 and integral multiples of $50,000 in excess thereof. If the amount in the Note Distribution Account or the Certificate Distribution Account otherwise required to be applied as a payment of principal to a Class of Notes (other than the Class A-4 Notes) or the Certificates either (i) is less than $50,000 or (ii) exceeds an even multiple of $50,000, then, in the case of (i), such entire amount or, in the case of (ii), such excess amount, will not be paid as principal on the upcoming Note Distribution Date or Certificate Distribution Date, as the case may be, but will be retained in the Note Distribution Account or the Certificate Distribution Account, as the case may be, until the amount therein available for payment of principal (including any amounts transferred from the Reserve Account) equals $50,000 or any integral multiple of $50,000 in excess thereof.

          On each Note Distribution Date for which the LIBOR Rate Notes are receiving a payment of principal, such principal will be distributed pro rata among all owners of the Class LIBOR Rate Notes as of the related Record Date based on the amount of LIBOR Rate Notes so owned, and such distributions may be made in amounts less than $50,000.

          SECTION 5.6. RESERVE ACCOUNT. (a) [Reserved]

          (b) If the amount on deposit in the Reserve Account on the last Note Distribution Date occurring in January, April, July and October (or if in any such month a Certificate Distribution Date occurs after such last Note Distribution Date, on such Certificate Distribution Date) (after giving effect to all deposits or withdrawals therefrom on such Note Distribution Date or Certificate Distribution Date) is greater than the then applicable Specified Reserve Account Balance, the Administrator shall instruct the Indenture Trustee in writing (A) to pay to the Master Servicers out of such excess an amount equal to the amount described in Section 5.5(e)(iii) for such Note Distribution Date or Certificate Distribution Date (to the extent not otherwise paid to the Master Servicers on such Note Distribution Date or Certificate Distribution Date), (B) to pay to the Note Distribution Account out of such remaining excess an amount equal to the amount described in Section 5.5(e)(iv) for such Note Distribution Date or Certificate Distribution Date (to the extent not otherwise paid to the Note Distribution Account on such Note Distribution Date or Certificate Distribution Date), (C) to pay to the Certificate Distribution Account out of such remaining excess an amount equal to the amount described in Section 5.5(e)(v) for such Distribution Date (to the extent not otherwise paid to the Certificate Distribution Account on such Distribution Date), (D) to pay to the Surety Provider any amounts remaining unpaid and owing pursuant to Section 5.5(e)(i) and under the Insurance Agreement, (E) to pay to the Collection Account any amounts required to be paid by a Seller, a Master Servicer or TMSI pursuant to Sections 3.2 or 4.5 as a result of breaches of representations and warranties made in Section 3.1, 4.1, 4.2, 4.3 or 4.4 to the extent such Seller or TMSI has not made such payments within the required time period, and (F) subject to Section 3 of the Payment Agreement to distribute the remaining amount of such excess to TMS Student Holdings, Inc. as holder of a 1% interest in the Class 1 Certificates, or its permitted successors, assigns or designees ("Student Holdings"). Amounts properly distributed pursuant to this paragraph
(b) shall be deemed released from the Trust Estate and the security interest therein granted to the Indenture Trustee, and Student Holdings shall in no event thereafter be required to refund any such distributed amounts. Notwithstanding the foregoing, if set forth in a supplement to this Agreement or a Trust Supplement, holders of Originators' Interests may receive amounts otherwise distributed to TMS Student Holdings, Inc. pursuant to subclause (F) above.

          (c) Following the payment in full of the aggregate outstanding principal amount of the Notes and the Certificates and of all other amounts owing or to be distributed hereunder or under the Indenture or the Trust Agreement to Noteholders, Certificateholders, the Master Servicers, the Administrator or the Surety Provider and the termination of the Trust (including any Servicing Fee Carryovers, Noteholders' Interest Carryover and Certificateholders' Interest Carryover), any amount remaining on deposit in the Reserve Account shall be distributed to Student Holdings. Student Holdings shall in no event be required to refund any amounts properly distributed pursuant to this Section 5.6(c).

          (d) (i) In the event that on the first Note Distribution Date for any Series of Notes occurring in March, June, September and December, or with respect to Section 5.5(c)(iii) on the first Note Distribution Date occurring in each month (or if in any such month a Certificate Distribution Date occurs prior to such first Note Distribution Date, on such Certificate Distribution Date), any amounts to be distributed as calculated pursuant to Section 5.5(c)(i)-(vi) exceed the amount on deposit in the Expense Account available for such purposes, the Administrator shall instruct the Indenture Trustee to withdraw from the Reserve Account the lesser of such excess and the amount on deposit in the Reserve Account (after giving effect to each withdrawal in the order specified in Section 5.5(c)(i)- (vi)) and deposit such withdrawn amount in the Expense Account for distribution as provided in Section 5.5; PROVIDED, HOWEVER, that, except as provided in Sections 5.6(b)(A) and 5.6(c), amounts on deposit in the Reserve Account will not be available to cover any unpaid Servicing Fee Carryover to the Master Servicers.

          (ii) In the event that the Noteholders' Distribution Amount for a Note Distribution Date exceeds the amount in the Note Distribution Account for such Note Distribution Date available for such purposes, the Administrator shall instruct the Indenture Trustee to withdraw from the Reserve Account an amount equal to the lesser of such excess (after giving effect to any transfers from the Capitalized Interest Account and the Capitalized Pre-Funding Account on such Note Distribution Date) and the amount on deposit in the Reserve Account, (after giving effect to paragraph (d)(i) above), and deposit such withdrawn amount in the Note Distribution Account for distribution as provided in Section 5.5.

          (iii) In the event that the Certificateholders' Distribution Amount for a Certificate Distribution Date exceeds the amount for such Certificate Distribution Date available for such purposes, the Administrator shall instruct the Indenture Trustee on such Distribution Date to withdraw from the Reserve Account an amount equal to the lesser of such excess (after giving effect to any transfers from the Capitalized Interest Account on such Certificate Distribution Date), and the amount on deposit in the Reserve Account (after giving effect to paragraphs (d)(i) through (d)(ii) above), and to deposit such withdrawn amount in the Certificate Distribution Account for distribution as provided in Section 5.5.

          SECTION 5.7. STATEMENTS TO CERTIFICATEHOLDERS AND NOTEHOLDERS. On each Determination Date preceding a Note Distribution Date and a Certificate Distribution Date, the Master Servicers or the Administrator shall provide to the Indenture Trustee (with a copy to the Surety Provider and to the Rating Agencies) for the Indenture Trustee to forward on such succeeding Note Distribution Date to each Noteholder of the applicable Class of record and to the Eligible Lender Trustee for the Eligible Lender Trustee to forward on such succeeding Certificate Distribution Date to each Certificateholder of the applicable Class of record, a statement substantially in the form of Exhibits A and B, respectively, setting forth at least the following information with respect to such Note Distribution Date and Certificate Distribution Date or the preceding Collection Period, to the extent applicable (provided, however, that with respect to each Note Distribution Date other than the first Note Distribution Date occurring in each month, such statement need only contain the information set forth in clauses (ii), (iii), (v), (vi) and (xii) below):

          (i) the amount of such distribution allocable to principal;

          (ii) the amount of the distribution allocable to interest;

          (iii) the amount, if any, of the distribution allocable to any Noteholders' Auction Rate Interest Carryover, any Noteholders' LIBOR Rate Interest Carryover, any Certificateholders' Auction Rate Interest Carryover and any Certificateholders' LIBOR Rate Interest Carryover, together with any remaining outstanding amount of each thereof;

          (iv) the Pool Balance as of the close of business on the last day of the preceding Collection Period;

          (v) the aggregate outstanding principal amount of the Notes of each Class and the Certificates of each Class as of such Note Distribution Date or Certificate Distribution Date, after giving effect to payments allocated to principal reported under clause (i) above;

          (vi) the Class Interest Rate for the applicable Class of Notes and the Certificate Rate for the applicable Class of Certificates with respect to each distribution referred to in clause (ii) above, indicating whether such interest rate is calculated based on the Net Loan Rate or based on the applicable Auction Rate or LIBOR Rate, as the case may be, and specifying what each such interest would have been using the alternate basis for such calculation;

          (vii) the amount of the Servicing Fee and any Servicing Fee Carryover allocated to the Master Servicers with respect to the related Collection Period, and the amount, if any, of the Servicing Fee Carryover remaining unpaid after giving effect to any such allocation;

          (viii) the amount of the Administration Fee, the Auction Agent Fee, the Indenture Trustee Fee, the Eligible Lender Trustee Fee and the Surety Provider Fee allocated in respect of the preceding Collection Period;

          (ix) the amount of payment to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or any Certificate Surety Bond, including interest thereon;

          (x) the amount of the aggregate Realized Losses, if any, for such Collection Period and any recoveries of principal and interest received during such Collection Period relating to Financed Student Loans for which a Realized Loss was previously allocated;

          (xi) the balance of the Reserve Account on such Distribution Date, after giving effect to changes therein on such Note Distribution Date or Certificate Distribution Date;

          (xii) the amount of any draw required to be made under the applicable Note Surety Bond or the applicable Certificate Surety Bond;

          (xiii) for Note Distribution Dates during the Funding Period, the remaining Pre-Funded Amount;

          (xiv) for the first Note Distribution Date on or immediately following the end of the Funding Period, the amount of any remaining Pre-Funded Amount that has not been used to make Additional Fundings and is being paid out to Noteholders; and

          (xv) the Parity Percentage, including the numerator and denominator used in determining such Parity Percentage.

Each amount set forth pursuant to paragraph (i), (ii), (vii), and (viii) above shall be expressed as a dollar amount per $50,000 of original principal balance of a Certificate or Note, as applicable.

A copy of the statements referred to above may be obtained by any Certificate Owner or Note Owner by a written request to the Eligible Lender Trustee or the Indenture Trustee, respectively, addressed to the respective Corporate Trust Office.

The statements referred to above will not be provided to holders of Originators' Interests. Any Trust Supplement authorizing the issuance of one or more Originators' Interests also will set forth the information respecting such Originators' Interests to be provided by the Master Servicers to the Eligible Lender Trustee for the Eligible Lender Trustee to forward to the holders of such Originators' Interests.

          SECTION 5.8. PRE-FUNDING ACCOUNT. (a) On the Closing Date, the Issuer will deposit in the Pre-Funding Account $75,725,000 from the net proceeds of the sale of the Series 1997- 2 Notes. On each Transfer Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Pre-Funding Account an amount equal to 100% of the principal balance of, plus accrued interest from the Subsequent Cut-off Date to the Transfer Date on, the Additional Financed Student Loans transferred to the Eligible Lender Trustee on behalf of the Issuer on such Transfer Date and to distribute such amount to or upon the order of the Sellers of such Additional Financed Student Loans upon satisfaction of the conditions set forth in Section 2.2 with respect to such transfer.

          (b) If (x) the Pre-Funded Amount has not been reduced to zero on the last day of the Funding Period relating to the Series 1997-2 Notes (or, if such Funding Period ends prior to such Note Distribution Date, on the first Note Distribution Date for the Class of Notes with the earliest Final Maturity Date following the end of the Funding Period) or (y) the Pre-Funded Amount has been reduced to $200,000 or less on any Note Distribution Date, in either case after giving effect to any reductions in the Pre-Funded Amount on such Distribution Date pursuant to paragraph (a) above, the Administrator shall instruct the Indenture Trustee pursuant to Section 4.7(b) to withdraw from the Pre-Funding Account on the next Note Distribution Date relating to the Class of Notes with the earliest Final Maturity Date an amount equal to the Pre-Funded Amount and to distribute such amount to Noteholders of the Class of Notes with the earliest Final Maturity Date as a payment of principal in the same manner as the Noteholders' Principal Distribution Amount is distributed.

          SECTION 5.9. CAPITALIZED PRE-FUNDING ACCOUNT. [Reserved].

          SECTION 5.10. CAPITALIZED INTEREST ACCOUNT. On the Closing Date relating to the Series 1997-2 Notes, the Sellers shall deposit $7,000,000 in the Capitalized Interest Account. The Indenture Trustee also shall deposit into the Capitalized Interest Account all amounts, if any, received pursuant to Section
5.14. On each Note Distribution Date, for so long as funds remain therein, the Indenture Trustee shall withdraw from the Capitalized Interest Account for deposit into the Note Distribution Account an amount up to the excess, if any, of the Noteholders' Interest Distribution Amount for such Note Distribution Date over the sum of the amounts transferred to the Note Distribution Account pursuant to Sections 5.5(a) and 5.9. Also, on each Certificate Distribution Date, for so long as funds remain therein, the Indenture Trustee shall withdraw from the Capitalized Interest Account and transfer to the Eligible Lender Trustee, by wire transfer no later than 11:00 a.m. New York time, for deposit in the Certificate Distribution Account an amount up to the excess, if any, of the Certificateholders' Interest Distribution Amount for such Certificate Distribution Date over the amount transferred to the Certificate Distribution Account pursuant to Section 5.5(b). On the last Note Distribution Date occurring in April 1999 for any Series of Notes (after giving effect to all withdrawals from the Capitalized Interest Account and the Certificate Monthly Advance Account), the Administrator shall instruct the Indenture Trustee to withdraw any amounts remaining in the Capitalized Interest Account and transfer such amounts to the Reserve Account or, with the consent of the Surety Provider, apply such amounts as Additional Principal Payments.

          SECTION 5.11. EXPENSE ACCOUNT. The Administrator shall instruct the Indenture Trustee to deposit funds into, and withdraw funds from, the Expense Account as set forth in Sections 5.5 and 5.6. Any funds remaining in the Expense Account upon termination of the Trust shall be distributed to TWIC on behalf of the Master Servicers as additional servicing compensation.

          SECTION 5.12. NOTE DISTRIBUTION ACCOUNT AND CERTIFICATE DISTRIBUTION ACCOUNT. The Administrator shall instruct the Indenture Trustee to deposit funds into, and withdraw funds from, the Note Distribution Account and the Certificate Distribution Account as set forth in Sections 5.5, 5.6, 5.8, 5.9, 5.10 and 10.1.

          SECTION 5.13. MONTHLY ADVANCES. If a Master Servicer has applied for a Guarantee Payment from a Guarantor or an Interest Subsidy Payment or a Special Allowance Payment from the Department, and such Master Servicer has not received the related payment prior to the end of the Collection Period immediately preceding the Note Distribution Date or Certificate Distribution Date on which such amount would be required to be distributed as a payment of interest, TMSI may, no later than the Determination Date relating to such Note Distribution Date or Certificate Distribution Date, as the case may be, in its sole discretion, deposit into the Monthly Advance Account an amount up to the amount of such payments applied for but not received (such deposits by TMSI are referred to herein as "Monthly Advances"). Such Monthly Advances are recoverable by TMSI from the Guarantee Payment, Interest Subsidy Payment or Special Allowance Payment, as the case may be, for which such Monthly Advance was made. TMSI shall have no obligation, legal or otherwise, to make any Monthly Advance, and the making of or decision to make a particular Monthly Advance shall not create any obligation on TMSI, legal or otherwise, to make any future Monthly Advances.

          SECTION 5.14. OPTIONAL DEPOSITS The Surety Provider, TMSI or any of the Sellers shall at any time, and from time to time, with respect to a Note Distribution Date or a Certificate Distribution Date, have the option (but shall not be required) to deliver, or cause to be delivered, amounts to the Indenture Trustee for deposit into the Capitalized Interest Account or, after the last Distribution Date in April 1999, the Collection Account.


                                   ARTICLE VI

                      THE SELLERS AND THE MASTER SERVICERS

          SECTION 6.1. REPRESENTATIONS OF THE SELLERS AND THE MASTER SERVICERS. Each of the Sellers and the Master Servicers, with respect to itself, make the following representations on which the Issuer is deemed to have relied in acquiring (through the Eligible Lender Trustee) the Financed Student Loans being conveyed pursuant to this Agreement. The representations speak as of the execution and delivery of this Agreement in the case of the Initial Financed Student Loans, and as of the applicable Transfer Date, in the case of the Additional Financed Student Loans, but shall survive the sale, transfer and assignment of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

          (a) ORGANIZATION AND GOOD STANDING. Each of the Sellers, TMSI and the Master Servicers is duly incorporated and validly existing as a corporation in good standing under the laws of the state of its incorporation, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right, in the case of the Sellers, to originate, acquire and own the Financed Student Loans, and in the case of the Master Servicers, to service the Financed Student Loans and hold the Financed Student Loan Files as custodian.

          (b) DUE QUALIFICATION. Each Master Servicer is duly qualified to do business and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership and lease of property or the conduct of its business (including the servicing of the Financed Student Loans as required by this Agreement) shall require such qualifications.

          (c) POWER AND AUTHORITY. Each of the Sellers, the Master Servicers and TMSI has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; each of the Sellers has full corporate power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer (or with the Eligible Lender Trustee on behalf of the Issuer) and each of the Sellers has duly authorized such sale and assignment to the Issuer (or to the Eligible Lender Trustee on behalf of the Issuer) by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Sellers, the Master Servicers and TMSI by all necessary corporate action.

          (d) BINDING OBLIGATION. This Agreement constitutes a legal, valid and binding obligation of the Sellers, TMSI and the Master Servicers, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally or and subject to general principles of equity.

          (e) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof or thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the articles of incorporation or by-laws of the Sellers, TMSI or the Master Servicers, or any indenture, agreement or other instrument to which the Sellers, TMSI or the Master Servicers is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the knowledge of the Sellers, TMSI or the Master Servicers, any order, rule or regulation applicable to it of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Sellers, TMSI or the Master Servicer or its properties.

          (f) NO PROCEEDINGS. There are no proceedings or investigations pending against the Sellers, the Master Servicers or TMSI or, to its best knowledge, threatened against the Sellers, the Master Servicers or TMSI, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or its properties: (i) asserting the invalidity of this Agreement, the Indenture or any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Sellers, the Master Servicers or TMSI of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates or (iv) seeking to affect adversely the Federal or State income tax attributes of the Issuer, the Notes or the Certificates.

          (g) ALL CONSENTS. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Sellers, TMSI or the Master Servicers in connection with the execution and delivery by the Sellers, TMSI or the Master Servicers of this Agreement and the performance by the Sellers, TMSI or the Master Servicers of the transactions contemplated by this Agreement, have been duly obtained, effected or given and are in full force and effect.

          (h) NO AMENDMENT OR WAIVER. No provision of a Financed Student Loan has been waived, altered or modified in any respect, except pursuant to a document, instrument or writing included in the Financed Student Loan File, and no such amendment, waiver, alteration or modification causes such Financed Student Loan not to conform to the other warranties contained in this Section or those of the Sellers contained in Section 3.1.

          (i) LOCATION OF FINANCED STUDENT LOAN FILES. The Financed Student Loan Files are kept in the office of the applicable Master Servicer specified in, or in accordance with, Section 3.4(b).

          SECTION 6.2. EXISTENCE. Except as permitted by Section 6.5,during the term of this Agreement, each of the Sellers, the Master Servicers and TMSI will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its organization.

          SECTION 6.3. LIABILITY AND INDEMNITIES. (a) Each of the Sellers, the Master Servicers and TMSI shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Sellers, the Master Servicers or TMSI, as the case may be, under this Agreement.

          (b) Each of the Sellers, individually, and TMSI shall jointly and severally indemnify, defend and hold harmless the Issuer, the Eligible Lender Trustee and the Indenture Trustee and their officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein (except any such income taxes arising out of fees paid to the Eligible Lender Trustee or the Indenture Trustee), including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes and costs and expenses in defending against the same.

          (c) Each of the Sellers, individually, and TMSI shall jointly and severally indemnify, defend and hold harmless the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Certificateholders, the Noteholders and the Surety Provider and the officers, directors, employees and agents of the Issuer, the Eligible Lender Trustee, the Indenture Trustee and the Surety Provider from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or imposed upon such Person through, (i) such Seller's willful misfeasance, bad faith or negligence in the performance of their duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) such Seller's, the Issuer's or the Eligible Lender Trustee's violation of Federal or state securities laws in connection with the offering and sale of the Notes and the Certificates.

          (d) The Sellers and TMSI shall be liable as primary obligors for, and shall indemnify, defend and hold harmless the Eligible Lender Trustee and its officers, directors, employees and agents from and against, all costs, expenses, losses, claims, damages, obligations and liabilities arising out of, incurred in connection with or relating to the Trust Agreement, the other Basic Documents, the Trust Estate, the acceptance or performance of the trusts and duties set forth herein and in the Trust Agreement or the action or the inaction of the Eligible Lender Trustee hereunder and under the Trust Agreement, except to the extent that such cost, expense, loss, claim, damage, obligation or liability:
(i) shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Eligible Lender Trustee, (ii) shall arise from any breach by the Eligible Lender Trustee of its covenants under any of the Basic Documents; or (iii) shall arise from the breach by the Eligible Lender Trustee of any of its representations or warranties set forth in Section 7.3 of the Trust Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this paragraph, the Eligible Lender Trustee's choice of legal counsel shall be subject to the approval of the Sellers, which approval shall not be unreasonably withheld.

          (e) The Sellers shall pay any and all taxes levied or assessed upon all or any part of the Trust Estate (other than those taxes expressly excluded from the Sellers' responsibilities pursuant to the parentheticals in paragraph
(a) above).

          (f) Pursuant to Section 6.7 of the Indenture, and subject to the limitations therein, the Sellers and TMSI shall pay reasonable compensation to the Indenture Trustee and shall reimburse the Indenture Trustee for all reasonable expenses, disbursements and advances, and indemnify, defend and hold harmless the Indenture Trustee and its officers, directors, employees and agents from and against all costs, expenses, losses, claims, damages and liabilities, to the extent and in the manner provided in the Indenture.

          (g) Each of the Master Servicers, individually, and TMSI shall indemnify, defend and hold harmless the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Certificateholders, the Noteholders and the Surety Provider and the officers, directors, employees and agents of the Issuer, the Eligible Lender Trustee, the Indenture Trustee and the Surety Provider from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or imposed upon such Person through, such Master Servicer's or TMSI's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement. Notwithstanding the foregoing, if a Master Servicer or TMSI is rendered unable, in whole or part, by a force outside the control of the parties hereto (including acts of God, acts of war, fires, earthquakes and other disasters) to satisfy its obligations under this Agreement, such Master Servicer and TMSI shall not be deemed to have breached any such obligation upon delivery of written notice of such event to the other parties hereto, for so long as such Master Servicer or TMSI remains unable to perform such obligation as a result of such event.

          (h) Indemnification under this Section shall survive the resignation or removal of the Eligible Lender Trustee or the Indenture Trustee and the termination of this Agreement or the Indenture or the Trust Agreement, as applicable, and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Sellers, TMSI or the Master Servicers, as the case may be, shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Sellers, TMSI or the Master Servicers, as the case may be without interest.

          SECTION 6.4. [Reserved]

          SECTION 6.5. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE SELLERS, THE ADMINISTRATOR OR THE MASTER SERVICERS. Any Person (a) into which a Seller, the Administrator or a Master Servicer, as the case may be, may be merged or consolidated, (b) which may result from any merger or consolidation to which a Seller, the Administrator or a Master Servicer, as the case may be, shall be a party or (c) which may succeed to the properties and assets of a Seller, the Administrator or a Master Servicer, as the case may be, substantially as a whole, shall be the successor to such Seller, the Administrator or such Master Servicer, as the case may be, without the execution or filing of any document or any further act by any of the parties to this Agreement or the Administration Agreement; PROVIDED, HOWEVER, that each of the Sellers, the Administrator and the Master Servicers hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Seller, Administrator or Master Servicer, as the case may be, if other than TWIC or ClassNotes, executes an agreement of assumption to perform every obligation of such Seller, the Administrator or such Master Servicer, as the case may be, under this Agreement and the Administration Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.1 or 6.1 shall have been breached, (iii) such Seller, the Administrator or such Master Servicer, as the case may be, shall have delivered to the Eligible Lender Trustee, the Surety Provider and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) the surviving Seller, Administrator or Master Servicer, as the case may be, shall have a consolidated net worth at least equal to that of the predecessor Seller, Administrator or Master Servicer as of the date hereof, as the case may be, (v) such transaction will not result in a material adverse Federal or state tax consequence to the Issuer, the Noteholders or the Certificateholders and (vi) unless TWIC or ClassNotes is the surviving entity, such Seller, the Administrator or such Master Servicer, as the case may be, shall have delivered to the Eligible Lender Trustee, the Surety Provider and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and Indenture Trustee, respectively, in the Financed Student Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

          SECTION 6.6. LIMITATION ON LIABILITY OF THE SELLERS, THE MASTER SERVICERS AND OTHERS. (a) The Sellers, the Master Servicers and any director or officer or employee or agent of either may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

          (b) Neither the Sellers, the Master Servicers nor any of their directors, officers, employees or agents shall be under any liability to the Issuer, the Surety Provider, the Noteholders or the Certificateholders, the Indenture Trustee or the Eligible Lender Trustee except as provided under this Agreement or the Administration Agreement for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; PROVIDED, HOWEVER, that this provision shall not protect the Sellers or the Master Servicers or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement or the Administration Agreement.

          Except as provided in this Agreement, the Sellers and the Master Servicers shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to their duties in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; PROVIDED, HOWEVER, that the Sellers or the Masters Servicer may undertake any reasonable action that they may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the other Basic Documents and the interests of the Certificateholders and the Surety Provider under this Agreement and the Noteholders under the Indenture.

          SECTION 6.7. SELLERS MAY OWN CERTIFICATE OR NOTES. Each Seller and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Certificates or Notes with the same rights as would have if it were not the Seller or an Affiliate thereof, except as expressly provided herein or in any other Basic Document.

          SECTION 6.8. MASTER SERVICERS NOT TO RESIGN. Subject to the provisions of Section 6.5, neither TWIC nor ClassNotes shall resign from the obligations and duties imposed on it as Master Servicer under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law or shall violate any final order of a court or administrative agency with jurisdiction over it or its properties. Notice of any such determination permitting resignation shall be communicated to the Eligible Lender Trustee, the Indenture Trustee and the Surety Provider at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Eligible Lender Trustee, the Indenture Trustee and the Surety Provider concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a successor Master Servicer shall have assumed the responsibilities and obligations of TWIC or ClassNotes, as the case may be, in accordance with Section 8.2.

                                   ARTICLE VII

                                THE ADMINISTRATOR

          SECTION 7.1. REPRESENTATIONS OF THE ADMINISTRATOR. The Administrator makes the following representations on which the Issuer is deemed to have relied in acquiring (through the Eligible Lender Trustee) the Financed Student Loans being conveyed pursuant to this Agreement. The representations speak as of the execution and delivery of this Agreement in the case of the Initial Financed Student Loans, and as of the applicable Transfer Date, in the case of the Additional Financed Student Loans, but shall survive the sale, transfer and assignment of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

          (a) ORGANIZATION AND GOOD STANDING. The Administrator is duly incorporated and validly existing as a corporation in good standing under the laws of the state of its incorporation, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right, to administer the Financed Student Loans.

          (b) POWER AND AUTHORITY OF THE ADMINISTRATOR. The Administrator has the corporate power and authority to execute and deliver this Agreement and the Administration Agreement and to carry out their respective terms; and the execution, delivery and performance of this Agreement and the Administration Agreement have been duly authorized by the Administrator by all necessary corporate action.

          (c) BINDING OBLIGATION. This Agreement and the Administration Agreement each constitutes a legal, valid and binding obligation of the Administrator, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally or and subject to general principles of equity.

          (d) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the Administration Agreement and the fulfillment of the terms hereof or thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice of lapse of time or both) a default under, the articles of incorporation or by-laws of the Administrator, or any indenture, agreement or other instrument to which the Administrator is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the knowledge of the Administrator, any order, rule or regulation applicable to it of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties.

          (e) NO PROCEEDINGS. There are no proceedings or investigations pending against the Administrator or, to its best knowledge, threatened against the Administrator, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or its properties: (i) asserting the invalidity of this Agreement or the Administration Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Administration Agreement or (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Administrator of its obligations under, or the validity or enforceability of, this Agreement or the Administration Agreement.

          (f) ALL CONSENTS. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Administrator in connection with the execution and delivery by the Administrator of this Agreement or the Administration Agreement and the performance by the Administrator of the transactions contemplated by this Agreement or the Administration Agreement, have been duly obtained, effected or given and are in full force and effect.

          SECTION 7.2. LIABILITY AND INDEMNITIES. (a) The Administrator shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Administrator under this Agreement or the Administration Agreement.

          (b) The Administrator and TMSI shall indemnify, defend and hold harmless from their respective funds, the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Master Servicers, the Certificateholders, the Noteholders and the Surety Provider and the officers, directors, employees and agents of the Issuer, the Eligible Lender Trustee, the Indenture Trustee and the Surety Provider from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or imposed upon such Person through, the Administrator's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement or the Administration Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement or the Administration Agreement.

          (c) Indemnification under this Section shall survive the resignation or removal of the Eligible Lender Trustee or the Indenture Trustee and the termination of this Agreement or the Indenture or the Trust Agreement, as applicable, and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Administrator shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Administrator without interest.

          SECTION 7.3. ADMINISTRATOR NOT TO RESIGN. Subject to the provisions of
Section 6.5, Trans-World Insurance Company shall not resign from the obligations and duties imposed on it as Administrator under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law or shall violate any final order of a court or administrative agency with jurisdiction over it or its properties. Notice of any such determination permitting resignation shall be communicated to the Eligible Lender Trustee, the Indenture Trustee and the Surety Provider at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Eligible Lender Trustee, the Indenture Trustee and the Surety Provider concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a successor Administrator shall have assumed the responsibilities and obligations of TWIC in accordance with Section 8.2.

                                  ARTICLE VIII

                                     DEFAULT

          SECTION 8.1. MASTER SERVICER DEFAULT; ADMINISTRATOR DEFAULT. (a) If any one of the following events (a "Master Servicer Default") shall occur and be continuing:

          (1) any failure by a Master Servicer (i) to deliver to the Indenture Trustee for deposit in any of the Trust Accounts any payment required by the Basic Documents or (ii) in the event that daily deposits into the Collection Account are not required, to deliver to the Administrator any payment, required by the Basic Documents, which failure in case of either clause (i) or (ii) continues unremedied for two Business Days after written notice of such failure is received by such Master Servicer from the Eligible Lender Trustee, the Indenture Trustee, the Surety Provider or the Administrator or after discovery of such failure by an officer of such Master Servicer; or

          (2) any failure by a Master Servicer or TMSI duly to observe or to perform in any material respect any other covenants or agreements of such Master Servicer or TMSI set forth in this Agreement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of Noteholders, Certificateholders or the Surety Provider and (ii) continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to such Master Servicer or TMSI, as the case may be, by the Indenture Trustee, the Eligible Lender Trustee, the Surety Provider or the Administrator or (B) to such Master Servicer or TMSI, as the case may be, and to the Indenture Trustee and the Eligible Lender Trustee by the Noteholders or Certificateholders, as applicable, representing not less than 25% of the Outstanding Amount of the Notes or 25% of the outstanding Certificate Balance; or

          (3) an Insolvency Event occurs with respect to a Master Servicer;

then, and in each and every case, so long as a Master Servicer Default shall not have been remedied, either the Surety Provider or, with the written consent of the Surety Provider, the Indenture Trustee or the Noteholders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes, by notice then given in writing to such Master Servicer (and to the Indenture Trustee and the Eligible Lender Trustee if given by the Noteholders or the Surety Provider) may terminate all the rights and obligations (other than the obligations set forth in Section 6.3 hereof) of such Master Servicer under this Agreement. On or after the receipt by such Master Servicer of such written notice, all authority and power of such Master Servicer under this Agreement, whether with respect to the Notes, the Certificates or the Financed Student Loans or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Master Servicer as may be appointed under Section 8.2, and, without limitation, the Indenture Trustee and the Eligible Lender Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Financed Student Loans and related documents, or otherwise. The predecessor Master Servicer shall cooperate with the successor Master Servicer, the Indenture Trustee and the Eligible Lender Trustee in effecting the termination of the responsibilities and rights of the predecessor Master Servicer under this Agreement, including the transfer to the successor Master Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Master Servicer for deposit, or shall thereafter be received by it with respect to a Financed Student Loan. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Financed Student Loan Files from a current Master Servicer to the successor Master Servicer and amending this Agreement and any other Basic Documents to reflect such succession as Master Servicer pursuant to this Section shall be paid by the predecessor Master Servicer upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of a Master Servicer Default, the Eligible Lender Trustee shall give notice thereof to the Surety Provider and the Rating Agencies.

          (b) ADMINISTRATOR DEFAULT. If any one of the following events (an "Administrator Default") shall occur and be continuing:

          (1) any failure by the Administrator to direct the Indenture Trustee or the Eligible Lender Trustee, as applicable, to make any required distributions from any of the Trust Accounts, which failure continues unremedied for two Business Days after written notice of such failure is received by the Administrator from the Indenture Trustee, the Eligible Lender Trustee or the Surety Provider or after discovery of such failure by an officer of the Administrator; or

          (2) any failure by the Administrator duly to observe or to perform in any material respect any other covenants or agreements of the Administrator set forth in this Agreement, the Administration Agreement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of Noteholders, Certificateholders, or the Surety Provider and (ii) continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Administrator by the Surety Provider, the Indenture Trustee or the Eligible Lender Trustee or (B) to the Administrator and to the Indenture Trustee and the Eligible Lender Trustee by the Noteholders or Certificateholders, as applicable, representing not less than 25% of the Outstanding Amount of the Notes or 25% of the outstanding Certificate Balance; or

          (3) an Insolvency Event occurs with respect to the Administrator;

then, and in each and every case, so long as the Administrator Default shall not have been remedied, either the Surety Provider or, with the written consent of the Surety Provider, the Indenture Trustee or the Noteholders evidencing not less than 25% of the Outstanding Amount of the Notes, by notice then given in writing to the Administrator (and to the Indenture Trustee and the Eligible Lender Trustee if given by the Noteholders or the Surety Provider) may terminate all the rights and obligations (other than the obligations set forth in Sections
6.3 and 7.2 hereof) of the Administrator under this Agreement and the Administration Agreement. On or after the receipt by the Administrator of such written notice, all authority and power of the Administrator under this Agreement and the Administration Agreement, whether with respect to the Notes, the Certificates or the Financed Student Loans or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Administrator as may be appointed under Section 8.2; and, without limitation, the Indenture Trustee and the Eligible Lender Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The predecessor Administrator shall cooperate with the successor Administrator, the Indenture Trustee and the Eligible Lender Trustee in effecting the termination of the responsibilities and rights of the predecessor Administrator under this Agreement and the Administration Agreement. All reasonable costs and expenses (including attorneys' fees) incurred in connection with amending this Agreement and the Administration Agreement to reflect such succession as Administrator pursuant to this Section shall be paid by the predecessor Administrator upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of a Administrator Default, the Eligible Lender Trustee shall give notice thereof to the Surety Provider and the Rating Agencies.

          SECTION 8.2. APPOINTMENT OF SUCCESSOR. (a) Upon receipt by a Master Servicer or the Administrator, as the case may be, of notice of termination pursuant to Section 8.1, or the resignation by a Master Servicer or the Administrator, as the case may be, in accordance with the terms of this Agreement, the predecessor Master Servicer or the Administrator, as the case may be, shall continue to perform its functions as Master Servicer or Administrator, as the case may be, under this Agreement in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (x) the date 120 days from the delivery to the Eligible Lender Trustee and the Indenture Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Master Servicer or Administrator, as the case may be, shall become unable to act as Master Servicer or Administrator, as the case may be, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the termination hereunder of a Master Servicer or the Administrator, as the case may be, the Issuer shall appoint a successor Master Servicer or Administrator, as the case may be, acceptable to the Indenture Trustee and reasonably acceptable to the Surety Provider, and the successor Master Servicer or Administrator, as the case may be, shall accept its appointment by a written assumption in form acceptable to the Indenture Trustee and the Surety Provider. In the event that a successor Master Servicer or Administrator, as the case may be, has not been appointed at the time when the predecessor Master Servicer or Administrator, as the case may be, has ceased to act as Master Servicer or Administrator, as the case may be, in accordance with this Section, the Indenture Trustee without further action shall automatically be appointed the successor Master Servicer or Administrator, as the case may be, and the Indenture Trustee shall be entitled to the Master Servicing Fee and any Servicing Fee Carryover or the Administration Fee, as the case may be in accordance with the provisions of the Basic Documents. Notwithstanding the above, the Indenture Trustee shall, if it shall be unwilling or legally unable so to act, appoint or petition a court of competent jurisdiction to appoint, any established institution whose regular business shall include the servicing of student loans, as the successor to the departing Master Servicer or Administrator, as the case may be, under this Agreement; PROVIDED, HOWEVER, that such right to appoint or to petition for the appointment of any such successor servicer shall in no event relieve the Indenture Trustee from any obligations otherwise imposed on it under the Basic Documents until such successor has in fact assumed such appointment.

          (b) Upon appointment, the successor Master Servicer or Administrator, as the case may be, (including the Indenture Trustee acting as successor Master Servicer or Administrator as the case may be), shall be the successor in all respects to the predecessor Master Servicer or Administrator, as the case may be, and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Master Servicer or Administrator, as the case may be, and shall be entitled to an amount agreed to by such successor Master Servicer or Administrator as the case may be, in accordance with the provisions of the Basic Documents (which shall not exceed the Master Servicing Fee and any Servicing Fee Carryover or Administration Fee, as the case may be, unless such compensation arrangements are approved in writing by the Surety Provider and will not result in a downgrading of the Notes or the Certificates by any Rating Agency) and all the rights granted to the predecessor Master Servicer or Administrator, as the case may be, by the terms and provisions of this Agreement.

          (c) Neither a Master Servicer nor the Administrator may resign unless it is prohibited from serving as such by law as evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee, the Eligible Lender Trustee and the Surety Provider. Notwithstanding the foregoing or anything to the contrary herein or in the other Basic Documents, the Indenture Trustee, to the extent it is acting as successor Master Servicer or Administrator, as the case may be, pursuant hereto shall be entitled to resign to the extent a qualified successor Master Servicer or Administrator, as the case may be, has been appointed and has assumed all the obligations of the departing Master Servicer or Administrator, as the case may be, in accordance with the terms of this Agreement and the other Basic Documents.

          (d) Any successor Master Servicer shall assume all the obligations and responsibilities of the departing Master Servicer under each sub-servicing agreement with a Servicer and shall only be able to modify or terminate such sub-servicing agreements pursuant to the provisions thereof.

          SECTION 8.3. NOTIFICATION TO NOTEHOLDERS AND CERTIFICATEHOLDERS. Upon any termination of, or appointment of a successor to, a Master Servicer or Administrator, as the case may be, pursuant to this Article VIII, the Eligible Lender Trustee shall give prompt written notice thereof to Certificateholders and the Indenture Trustee shall give prompt written notice thereof to Noteholders, the Surety Provider and the Rating Agencies (which, in the case of any such appointment of a successor, shall consist of prior written notice thereof to the Surety Provider and the Rating Agencies).

          SECTION 8.4. WAIVER OF PAST DEFAULTS. The Surety Provider may or, with the prior written consent of the Surety Provider, the Noteholders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes (or the Certificateholders of Certificates evidencing not less than a majority of the outstanding Certificate Balance, in the case of any default which does not adversely affect the Indenture Trustee or the Noteholders) may, on behalf of all Noteholders and Certificateholders, waive in writing any default by a Master Servicer or Administrator, as the case may be, in the performance of its obligations hereunder and any consequences thereof, except a default in making any required deposits to or payments from any of the Trust Accounts (or giving instructions regarding the same) in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Master Servicer Default or Administrator Default, as the case may be, arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

                                   ARTICLE IX

                                   TERMINATION

          SECTION 9.1. TERMINATION. (a) OPTIONAL PURCHASE OF ALL FINANCED STUDENT LOANS. As of the last day of any Collection Period immediately preceding a Note Distribution Date or, if the Notes are no longer Outstanding, a Certificate Distribution Date as of which the then outstanding Pool Balance is 10% or less of the Aggregate Pool Balance, each of the Sellers shall have the option, with the prior written consent of the Surety Provider, to purchase the Indenture Trust Estate, other than the Trust Accounts; PROVIDED, HOWEVER, that, unless Moody's agrees otherwise, a Seller may not effect any such purchase so long as the rating on its long-term debt obligations is less than Baa3 by Moody's, unless the Eligible Lender Trustee and the Indenture Trustee shall have received an Opinion of Counsel to the effect that such purchase would not constitute a fraudulent conveyance. To exercise such option, a Seller shall deposit pursuant to Section 5.4 in the Collection Account an amount equal to the aggregate Purchase Amount for the Financed Student Loans and the related rights with respect thereto, plus the appraised value of any such other property held by the Trust, such value to be determined by an appraiser mutually agreed upon by such Seller, the Eligible Lender Trustee and the Indenture Trustee, and shall succeed to all interests in and to the Trust; PROVIDED, HOWEVER, that such Seller may not effect such purchase if the aggregate Purchase Amount to be so deposited in the Collection Account does not equal or exceed an amount equal to the sum of (x) the unpaid principal balance of the Notes plus accrued and unpaid interest thereon at the related Class Interest Rate to the last day of the Collection Period during which such purchase occurs and the amount of unpaid Noteholders' Interest Carryover with respect thereto, (y) the unpaid Certificate Balance, plus accrued and unpaid interest thereon at the related Certificate Rate to the last day of the Collection Period during which such purchase occurs and the amount of unpaid Certificateholders' Interest Carryover with respect thereto, and (z) the unpaid Transaction Fees, if any.

          (b) INSOLVENCY OF TMS STUDENT HOLDINGS, INC. Upon any sale of the assets of the Trust pursuant to Section 9.2 of the Trust Agreement, the Master Servicers shall instruct the Indenture Trustee to deposit the net proceeds from such sale after all payments and reserves therefrom (including the expenses of such sale) have been made (the "Insolvency Proceeds") in the Collection Account. On the applicable Note Distribution Date or Certificate Distribution Date, or, if such proceeds are not so deposited on a Note Distribution Date or Certificate Distribution Date, on the first applicable Note Distribution Date or Certificate Distribution Date following the date on which the Insolvency Proceeds are deposited in the Collection Account, the Master Servicers shall instruct the Indenture Trustee to make the following distributions (after the application on such Note Distribution Date or Certificate Distribution Date of the amount of Available Funds and amounts on deposit in the Reserve Account pursuant to Sections 5.5 and 5.6) from the Insolvency Proceeds and any funds remaining on deposit in the Reserve Account (including the proceeds of any sale of investments therein as described in the following sentence):

          (i) to the Noteholders, any portion of the Noteholders' Interest Distribution Amount not otherwise distributed to the Noteholders on such Note Distribution Date;

          (ii) to the Noteholders, the outstanding principal amount of the Notes (after giving effect to the reduction in the outstanding principal amount of the Notes to result from the distributions to Noteholders on such Note Distribution Date and on prior Note Distribution Dates);

          (iii) to the Certificateholders, any portion of the Certificateholders' Interest Distribution Amount not otherwise distributed to the Certificateholders on such Certificate Distribution Date;

          (iv) to the Certificateholders, the Certificate Balance (after giving effect to the reduction in the Certificate Balance to result from the distributions to Certificateholders on such Certificate Distribution Date);

          (v) to the Indenture Trustee, any unpaid Indenture Trustee Fees and other amounts owed the Indenture Trustee hereunder or under any other Transaction Document and not otherwise paid on such Note Distribution Date or Certificate Distribution Date;

          (vi) to the Surety Provider, an amount equal to all unreimbursed Certificate Surety Bond Payments and Note Surety Bond Payments made on prior Note Distribution Dates and Certificate Distribution Dates not otherwise reimbursed on such Note Distribution Date or Certificate Distribution Date, together with accrued interest thereon at the rate set forth in the Insurance Agreement and unpaid premiums;

          (vii) to the Master Servicers, any unpaid Servicing Fee Carryovers not otherwise paid on such Note Distribution Date or Certificate Distribution Date;

          (viii) to the Noteholders, any unpaid Noteholders' Auction Rate Interest Carryover or Noteholders' LIBOR Rate Interest Carryover not otherwise distributed to the Noteholders on such Note Distribution Date; and

          (ix) to the Certificateholders, any unpaid Certificateholders' Auction Rate Interest Carryover or Certificateholders' LIBOR Rate Interest Carryover not otherwise distributed to the Certificateholders on such Certificate Distribution Date.

Any investments on deposit in the Reserve Account which will not mature on or before the Note Distribution Date or Certificate Distribution Date when needed shall be sold by the Indenture Trustee at such time as will result in the Indenture Trustee receiving the proceeds from such sale not later than the Business Day preceding such Note Distribution Date or Certificate Distribution Date. Any Insolvency Proceeds remaining after the deposits described above shall be paid (i) first, to the holders of Originators' Interests any unpaid amounts due to them pursuant to the terms of the related Trust Supplement and (ii) then to the Seller.

          (c) NOTICE. As described in Article IX of the Trust Agreement, notice of any termination of the Trust shall be given by the Administrator to the Master Servicers, the Eligible Lender Trustee, the Indenture Trustee and the Surety Provider as soon as practicable after the Administrator has received notice thereof.

          (d) SUCCESSION. Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders will succeed to the rights of the Noteholders hereunder other than Section 5.6(b) and the Eligible Lender Trustee will succeed to the rights of, and assume the obligations of, the Indenture Trustee pursuant to this Agreement and any other Basic Documents. Following the payment in full of the principal of and interest on the Certificates by the Surety Provider pursuant to the Surety Bond, the Surety Provider (or its assignee) will succeed to the rights of the Certificateholders.

                                    ARTICLE X

                                  SURETY BONDS

          SECTION 10.1. NOTE SURETY BONDS. (a) If for any Note Distribution Date for a Class of Notes, a Note Surety Bond Payment is required to be made under the terms of the related Note Surety Bond, the Indenture Trustee shall submit the notice in the form of Attachment I to the applicable Note Surety Bond in accordance with the terms and conditions of such Note Surety Bond in the amount of such Note Surety Bond Payment to the Surety Provider and, if one has been designated, to the fiscal agent for the Surety Provider no later than 12:00 noon, New York City time, on the Business Day prior to such Note Distribution Date. Upon receipt of payment from the Surety Provider in accordance with the terms of the applicable Note Surety Bond, the Indenture Trustee shall deposit such amount into the Note Distribution Account for distribution solely to Noteholders of the applicable Class.

          (b) If for any Certificate Distribution Date for a Class of Certificates, a Certificate Surety Bond Payment is required to be made under the terms of the related Certificate Surety Bond, the Eligible Lender Trustee shall submit the notice in the form of Attachment I to the applicable Certificate Surety Bond in accordance with the terms and conditions of such Certificate Surety Bond in the amount of such Certificate Surety Bond Payment to the Surety Provider and, if one has been designated, to the fiscal agent for the Surety Provider no later than 12:00 noon, New York City time, on the Business Day prior to such Certificate Distribution Date. Upon receipt of payment from the Surety Provider in accordance with the terms of the applicable Certificate Surety Bond, the Eligible Lender Trustee shall deposit such amount into the Certificate Distribution Account for distribution solely to Certificateholders of the applicable Class.

          SECTION 10.2. FURTHER ASSURANCES; SURETY PROVIDER DEFAULT; ETC. (a) The Eligible Lender Trustee, the Sellers and the Master Servicers acknowledge, and each Certificateholder by its acceptance of a Certificate and each Noteholder by its acceptance of a Note agrees, anything herein to the contrary notwithstanding, that any payment with respect to principal of or interest on the Certificates which is made with moneys received pursuant to the terms of a Certificate Surety Bond, and any payment with respect to principal of or interest on the Notes which is made with moneys received pursuant to the terms of a Note Surety Bond, shall not be considered payment of the Certificates, or the Notes, as the case may be, from the Trust Estate and the Surety Provider shall be paid such principal and interest but only from the sources and in the manner provided herein and in the Insurance Agreement for the reimbursement to the Surety Provider of such principal and interest.

          (b) Each of the Eligible Lender Trustee, the Sellers and the Master Servicers shall cooperate in all respects with any reasonable request by the Surety Provider for action to preserve or enforce the Surety Provider's rights and interests under this Agreement. In addition, each such party agrees to forward to the Master Servicers, who shall deliver to the Surety Provider, a copy of all written communications received by each such party from the Eligible Lender Trustee, from 25% or more of the Certificateholders or from either Rating Agency.

          (c) Notwithstanding anything to the contrary contained in this Agreement, if a Surety Provider Default exists, the provisions of this Agreement which (i) permit the Surety Provider to exercise rights of the Certificateholders or the Noteholders, (ii) restrict the ability of the Certificateholders, the Noteholders, the Master Servicers, the Indenture Trustee or the Eligible Lender Trustee to act without the consent or approval of the Surety Provider, (iii) provide that a particular act or thing must be acceptable to the Surety Provider, (iv) permit the Surety Provider to direct (or otherwise require) the actions of the Eligible Lender Trustee, the Indenture Trustee, the Master Servicers, the Noteholders or the Certificateholders, (v) provide that any action or omission taken with the consent, approval or authorization of the Surety Provider shall be authorized hereunder or shall not subject the party taking or omitting to take such action to any liability hereunder or (vi) which have a similar effect shall be of no further force and effect, and the Eligible Lender Trustee, the Indenture Trustee and the Administrator shall administer the Issuer and perform its obligations hereunder solely for the benefit of the Noteholders and the Certificateholders. Nothing in the foregoing sentence, nor any action taken pursuant thereto or in compliance therewith, shall be deemed to have released the Surety Provider from any obligation or liability it may have to any party or to the Noteholders or the Certificateholders hereunder, under any other agreement, instrument or document (including the Surety Bonds) or under applicable law.

                                   ARTICLE XI

                                  MISCELLANEOUS

          SECTION 11.1. AMENDMENT. (a) This Agreement may be amended by the Sellers, the Master Servicers and the Eligible Lender Trustee, with the consent of the Indenture Trustee and the Surety Provider (which consent shall not be unreasonably withheld), but without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders, the Certificateholders or the Surety Provider; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Eligible Lender Trustee, the Surety Provider and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder, Certificateholder or the Surety Provider.

          (b) This Agreement may also be amended from time to time by the Sellers, the Master Servicers and the Eligible Lender Trustee, with the consent of the Indenture Trustee and the Surety Provider, the consent of the Noteholders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and the consent of the Certificateholders of Certificates evidencing not less than a majority of the Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; PROVIDED, HOWEVER, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments with respect to Financed Student Loans or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance, the Noteholders or the Certificateholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders and Certificateholders.

          (c) Promptly after the execution of any amendment pursuant to clause
(b) above (or, in the case of the Rating Agencies, five Business Days prior thereto), the Eligible Lender Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee, the Surety Provider and each of the Rating Agencies.

          (d) It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

          (e) Prior to the execution of any amendment to this Agreement, the Eligible Lender Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 11.2(i)(1). The Eligible Lender Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Eligible Lender Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

          SECTION 11.2. PROTECTION OF INTERESTS IN TRUST. (a) The Sellers shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Issuer, the Eligible Lender Trustee and the Indenture Trustee in the Financed Student Loans and in the proceeds thereof. The Sellers shall deliver (or cause to be delivered) to the Eligible Lender Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

          (b) Neither of the Sellers nor the Master Servicers shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-402(7) of the UCC, unless it shall have given the Eligible Lender Trustee and the Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

          (c) Each of the Sellers and the Master Servicers shall have an obligation to give the Eligible Lender Trustee and the Indenture Trustee at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment. Each of the Master Servicers shall at all times maintain each office from which it shall service Financed Student Loans, and its principal executive office, within the United States of America.

          (d) Each of the Master Servicer shall maintain accounts and records as to each Financed Student Loan it is servicing (or provide access to such accounts and records being serviced by a subservicer) accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Financed Student Loan, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Financed Student Loan and the amounts from time to time deposited in the Collection Account in respect of such Financed Student Loan.

          (e) Each of the Master Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Financed Student Loans, such Master Servicer's master computer records (including any backup archives) that refer to a Financed Student Loan shall indicate clearly the interest of the Issuer and the Indenture Trustee in such Financed Student Loan and that such Financed Student Loan is owned by the Issuer and has been pledged to the Indenture Trustee. Indication of the Issuer's and the Indenture Trustee's interest in a Financed Student Loan shall be deleted from or modified on such Master Servicer's computer systems when, and only when, the related Financed Student Loan shall have been paid in full or repurchased.

          (f) If at any time a Seller shall propose to sell, grant a security interest in, or otherwise transfer any interest in Financed Student Loans to any prospective purchaser, lender or other transferee, the applicable Master Servicer shall give notice to such prospective purchaser, lender or other transferee that such Financed Student Loan has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.

          (g) Upon reasonable notice, each of the Master Servicers shall permit the Indenture Trustee and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from such Master Servicer's records regarding any Financed Student Loan; it being understood that unless a Surety Provider Default shall have occurred and be continuing, the Surety Provider shall be entitled to direct the Indenture Trustee to make any such inspection or audit on behalf of the Surety Provider.

          (h) Upon request at any time the Eligible Lender Trustee or the Indenture Trustee shall have reasonable grounds to believe that such request would be necessary in connection with its performance of its duties under the Basic Documents, a Master Servicer shall furnish to the Eligible Lender Trustee or to the Indenture Trustee, within twenty Business Days, a list of all Financed Student Loans (by borrower social security number, type of loan and date of issuance) then held as part of the Trust, and a comparison of such list to the list of the Initial Financed Student Loans set forth in Schedule A as of the Closing Date, and, for each Financed Student Loan that has been added to or removed from the pool of loans held by the Eligible Lender Trustee on behalf of the Issuer, information as to the date as of which and circumstances under which each such Financed Student Loan was so added or removed.

          (i) The Sellers shall deliver to the Eligible Lender Trustee, the Surety Provider and the Indenture Trustee:

          (1) promptly after the execution and delivery of this Agreement and of each amendment thereto an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and the Indenture Trustee in the Financed Student Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

          (2) within 120 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cut-off Date, an Opinion of Counsel, dated as of a date during such 120-day period, either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and the Indenture Trustee in the Financed Student Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or
     (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; PROVIDED that a single Opinion of Counsel may be delivered in satisfaction of the foregoing requirement and that of Section 3.6(b) of the Indenture.

          Each Opinion of Counsel referred to in clause (1) or (2) above shall specify (as of the date of such opinion and given all applicable laws as in effect on such date) any action necessary to be taken in the following year to preserve and protect such interest.

          (j) The Administrator shall file all reports with respect to the Notes and the Certificates as may be required by the Commission or state securities authorities.

          SECTION 11.3. NOTICES. All demands, notices and communications upon or to the Sellers, the Master Servicers, the Administrator, the Eligible Lender Trustee, the Indenture Trustee, the Surety Provider or the Rating Agencies under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested (or in the form of telex or facsimile notice, followed by written notice delivered as aforesaid) and shall be deemed to have been duly given upon receipt (a) in the case of the Sellers, the Master Servicers, TMSI or Administrator, two copies, one to Trans-World Insurance Company or ClassNotes, Inc., as applicable, 3301 C Street, Suite 100-A, Sacramento, CA 95816 Attention: President (telephone: (916) 446-1626; facsimile:
(916) 441-0291) and the other to Trans-World Insurance Company or ClassNotes, Inc., as applicable, c/o the Money Store Inc., Attention: Chief Financial Officer, 2480 Morris Avenue, Union, New Jersey 07083 (telephone: (908) 686-2000; facsimile: (908) 688-3846) (b) in the case of the Issuer or the Eligible Lender Trustee, at the Corporate Trust Office of the Eligible Lender Trustee, (c) in the case of the Indenture Trustee, at its Corporate Trust Office, (d) in the case of the Eligible Lender Trustee, to The York Bank and Trust Company, c/o Dauphin Deposit Bank and Trust Company, Attention: Corporate Trust Services, 213 Market Street, Harrisburg, Pennsylvania 17101, (e) in the case of the Surety Provider, to AMBAC Indemnity Corporation, One State Street Plaza, New York, New York 10004, Attention: Structured Finance/Student Loan Department (telephone:
(212) 668-0340; facsimile: (212) 363- 1459), (f) in the case of Moody's to
Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007,
Attention: Structured Finance Department/Student Loans (telephone: (212) 553-0300; facsimile: (212) 553-4792), and (g) in the case of Standard & Poor's, to Standard & Poor's Corporation, 25 Broadway (20th Floor), New York, New York 10004, Attention: Asset Backed Surveillance Department (telephone: (212) 208-8000; facsimile: (212) 412-0225); or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

          SECTION 11.4. ASSIGNMENT. Notwithstanding anything to the contrary contained herein, except as provided in Section 6.5 and as provided in the provisions of this Agreement concerning the resignation of a Master Servicer, this Agreement may not be assigned by the Sellers or the Master Servicers. This Agreement may only be assigned by the Eligible Lender Trustee to its permitted successor pursuant to the Trust Agreement.

          SECTION 11.5. LIMITATIONS ON RIGHTS OF OTHERS. The provisions of this Agreement are solely for the benefit of the Sellers, the Master Servicers, the Issuer and the Eligible Lender Trustee and for the benefit of the Certificateholders, the Indenture Trustee, the Noteholders and the Surety Provider, as third party beneficiaries, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

          SECTION 11.6. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 11.7. SEPARATE COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 11.8. HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          SECTION 11.9. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          SECTION 11.10. ASSIGNMENT TO INDENTURE TRUSTEE. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of a security interest in all right, title and interest of the Issuer in, to and under the Financed Student Loans and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

          SECTION 11.11. NONPETITION COVENANTS. Notwithstanding any prior termination of this Agreement, the Master Servicers, the Administrator and the Sellers shall not acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

          SECTION 11.12. LIMITATION OF LIABILITY OF ELIGIBLE LENDER TRUSTEE AND INDENTURE TRUSTEE. (a) Notwithstanding anything contained herein to the contrary, this Agreement has been signed by The York Bank and Trust Company not in its individual capacity but solely in its capacity as Eligible Lender Trustee of the Issuer and in no event shall The York Bank and Trust Company in its individual capacity or as beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of the Issuer.

          (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by Bankers Trust Company not in its individual capacity but solely as Indenture Trustee and in no event shall Bankers Trust Company have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

          SECTION 11.13. RIGHTS OF SURETY PROVIDER. The Surety Provider is a third-party beneficiary of this Sale and Servicing Agreement. Any right conferred to the Surety Provider shall be suspended during any period in which the Surety Provider is in default in its payment obligations under the Insurance Agreement. During any period of suspension the Surety Provider's rights hereunder shall vest in the Noteholders and Certificateholders and shall be exercisable by the Holders of a majority of the aggregate principal amount of Notes and Certificates then Outstanding. At such time as the Notes and Certificates are no longer Outstanding and the Surety Provider has been reimbursed for all Required Surety Payments to which it is entitled under the Basic Documents and has been paid all Premium Amounts due and owing in respect of the Surety Bonds, the Surety Provider's rights hereunder shall terminate.

          SECTION 11.14. CONFLICTS WITH OTHER DOCUMENTS. This First Supplemental Sale and Servicing Agreement is being entered into in connection with the issuance by the Issuer of the Series 1997-2 Notes. For ease of reference, this Agreement contains provisions set forth in the Sale and Servicing Agreement that are applicable to all Classes of Notes and all Financed Student Loans. If any term of this First Supplemental Sale and Servicing Agreement conflicts with any term of the Sale and Servicing Agreement or any other Supplemental Sale and Servicing Agreement, this First Supplemental Sale and Servicing Agreement shall control for purposes of the Series 1997-2 Notes.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                     CLASSNOTES TRUST 1997-I,

                                     by  THE YORK BANK AND TRUST COMPANY,
                                             not in its individual
                                             capacity but solely as
                                             Eligible Lender Trustee on
                                             behalf of the Trust,


                                     BY:/s/ Richard Bass
                                        Name:  Richard Bass
                                        Title: Vice President


                                     TRANS-WORLD INSURANCE COMPANY d/b/a
                                     EDUCAID, Seller, Master Servicer
                                     and Administrator


                                     BY:/s/ Michael Benoff
                                        Name:  Michael Benoff
                                        Title: Senior Vice President


                                     CLASSNOTES, INC., Seller and Master
                                     Servicer


                                     BY:/s/ Michael Benoff
                                        Name:  Michael Benoff
                                        Title: Senior Vice President


                                     THE MONEY STORE INC.


                                     BY:/s/ Michael Benoff
                                        Name:  Michael Benoff
                                        Title: Executive Vice President


Acknowledged and accepted
as of the day and year
first above written:

BANKERS TRUST COMPANY, not
in its individual capacity
but solely as Indenture Trustee,

by  /s/ Alfia Monastra
     Name:  Alfia Monastra
     Title: Assistant Vice President

                                                                SCHEDULE A-1
                                                                      TO THE
                             FIRST SUPPLEMENTAL SALE AND SERVICING AGREEMENT


                     SCHEDULE OF TWIC FINANCED STUDENT LOANS

               [To be delivered by TWIC to the Indenture Trustee.]

                                                                SCHEDULE A-2
                                                                      TO THE
                             FIRST SUPPLEMENTAL SALE AND SERVICING AGREEMENT


               SCHEDULE OF CLASSNOTES, INC. FINANCED STUDENT LOANS

         [To be delivered by ClassNotes Inc. to the Indenture Trustee.]

                                                                    SCHEDULE B
                                                                         TO THE
                                FIRST SUPPLEMENTAL SALE AND SERVICING AGREEMENT


                     LOCATION OF FINANCED STUDENT LOAN FILES

          Documents relating to the Financed Student Loans in the custody of the Master Servicers (including original notes) are stored at Trans-World Insurance Company's or ClassNotes, Inc.'s offices, as applicable, located at 3301 C Street, Suite 100-A, Sacramento, California 95816.

                                                                    EXHIBIT A
                                                                       TO THE
                              FIRST SUPPLEMENTAL SALE AND SERVICING AGREEMENT


Form of Noteholders' Statement
pursuant to Section 5.7(a) of Sale
and Servicing Agreement
(capitalized terms used HEREIN ARE
DEFINED IN APPENDIX A THERETO)

      Note Distribution Date:_____________________

(i)        Amount of principal being paid or distributed:

            Class ___ Notes:_________($_______ per $50,000
                                      original principal
                                      amount of Class ___ Notes)

(ii)      Amount of interest being paid or distributed:

             Class ___ Notes:_________($_______ per $50,000
                                       original principal
                                       amount of Class ___ Notes)

(iii)     Amount of Noteholders' [Auction] [LIBOR] Rate Interest
          Carryover being paid or distributed (if any) and amount remaining (if any):

          (a)      Class ___ Notes:

                    (1)      Distributed:___________ ($________per
                                                      $50,000 original
                                                      principal amount of
                                                      Class ___ Notes)

               (2)      Balance:___________ ($________per
                                             $50,000 original
                                             principal amount of
                                             Class ___ Notes)

      (b)      Class ___ Notes:

               (1)      Distributed:___________ ($________per
                                                 $50,000 original
                                                 principal amount of
                                                 Class ___ Notes)

               (2)      Balance:___________ ($________per
                                             $50,000 original
                                             principal amount of
                                             Class ___ Notes)

(iv)      Pool Balance at end of preceding Collection
          Period:________

(v)       After giving effect to distributions on this Note
          Distribution Date:

          (a)  (1)    outstanding principal amount of Class ___
                      Notes:_______________

          (b)  (1)    outstanding principal amount of Class ___
                      Notes:_______________

          (c)  (1)    Certificate Balance:_______________

(vi)     Applicable Interest Rate:

          (a)  In general:

               (1)  [Auction] [LIBOR] Rate for each of the applicable
                    Interest Periods since the last Note Distribution Date for such Class of Notes was ______%, _______% and _______%; and

               (2)  the Net Loan Rate was ____, ____% and ____%.

          (b)  Class ___ Rate:_______% (based on [Auction Rate]
                                                 [LIBOR Rate] [Net Loan
                                                 Rate])

          (c)  Class ___ Rate:_______% (based on [Auction Rate]
                                                 [LIBOR Rate] [Net Loan
                                                 Rate])

          (d) Amount of interest that would have been paid on such Note Distribution Date if interest instead was calculated based on the [Auction Rate] [LIBOR Rate] [Net Loan Rate] was $________.

(vii)     (a)  Amount of Servicing Fee
               for related Collection
               Period:_________________ ($__________ per $50,000
                                        original principal
                                        amount  of Notes)

           (b) Amount of Servicing Fee Carryover being distributed and remaining balance (if any):

                (1)      Distributed: ______________ ($__________ per
                                                      $50,000 original
                                                      principal amount
                                                      of Notes)

                (2)      Balance: _____________ ($___________ per
                                                 $50,000 original
                                                  principal amount of
                                                  Notes)

(viii) Amount of Administration Fee, Auction Agent Fee, Indenture Trustee Fee, Eligible Lender Trustee Fee and Surety Provider Fee for related Collection Period (each stated separately):____________ ($_________ per
                                           $50,000 original
                                           principal amount
                                           of Notes)

(ix) Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or any Certificate Surety Bond:_______________1

(x) Aggregate amount of Realized Losses (if any) for the related Collection Period:______________

(xi) Aggregate Amount (if any) received (stated separately for principal and interest) with respect to Financed Student Loans for which Realized Losses were allocated previously:____________________

(xii)     Amount in the Reserve Account:______________2

[(xiii)   Amount in the Pre-Funding Account:_____________]2


------------
1 To be included in the first Note Distribution Date of each March, June, September or December.

2    To be included for each Note Distribution Date during the Funding Period.

3 To be included for the first Note Distribution Date on or immediately following the end of the Funding Period.

(xiv)     Amount of any draw required to be made under a Note
          Surety Bond (together with any other information required to make such draw): __________________


[(xv) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

           (a)      Class ___ Notes:____________

           (b) Class ___ Notes (only if Class ___ Notes have been paid in full):_____________]3

(xvi) Parity Percentage, including the numerator and denominator in determining such Parity Percentage:

(xvii) Excess, if any, of amounts deposited into Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase Amount of such loans (such excess to be distributed to Student Holdings):______________

(xviii) Amount of Additional Principal Payments, if any, made on such Distribution Date.

----------------------

4 To be included for the first Note Distribution Date on or immediately following the end of the Funding Period.

                                                                 EXHIBIT B
                                                                    TO THE
                           FIRST SUPPLEMENTAL SALE AND SERVICING AGREEMENT


Form of Certificateholders'
Statement pursuant to Section
5.7(a) of Sale and Servicing
Agreement (capitalized terms
used herein ARE DEFINED IN
APPENDIX A THERETO)

         Certificateholders' Distribution Date:__________________
(i) Amount of principal being paid or distributed in respect of the Class __ Certificates:___________
                                                       ($_________ per
                                                       $50,000 original
                                                       principal amount of
                                                       the Certificates)5

(ii) Amount of interest being paid or distributed in respect of the Class __ Certificates:__________
                                                         ($_________ per
                                                         $50,000 original
                                                          principal amount of
                                                          Certificates)

(iii) Amount of Certificateholders' [Auction] [LIBOR] Rate Interest Carryover being paid or distributed (if any) and amount remaining (if any):

                  (1)      Distributed: ________________ ($_________ per
                                                          $50,000 original
                                                          principal
                                                          amount of
                                                          Certificates)

                  (2)      Balance: _______________  ($__________ per $50,000
                                                     original principal
                                                     amount  of Certificates)

(iv)              Pool Balance at end of preceding Collection
                  Period:_____________

(v) After giving effect to distributions on this Certificate Distribution Date:

                  (a)      (1)      outstanding principal amount of Class ___
                                    Notes:_____________

---------------
5     Only after the Notes have been paid in full.


                  (b)      (1)      outstanding principal amount of Class ___
                                    Notes:_____________

                  (c) outstanding principal amount of Class ___ Certificates:_____________

                  (d)      (1)      Certificate Balance:_______________

(vi)              Applicable Interest Rate:

                  (a)      In general:

                           (1) [Auction] [LIBOR] Rate for the prior Interest Period was _____%; and

                           (2) the Net Loan Rate was _____%.

                  (b)      Certificate Rate:_____% (based on [Auction Rate]
                                                           [Net Loan Rate])

                  (c) Amount of interest that would have been paid on such Certificate Distribution Date if interest instead was calculated based on the [Auction Rate] [LIBOR Rate] [Net Loan Rate]

(vii)                      (a)      Amount of Servicing Fee
                           for related Collection
                           Period:_____________ ($__________ per $50,000
                                                 original principal amount
                                                 of Certificates)

                  (b) Amount of Servicing Fee Carryover being distributed and remaining balance (if any):

                           (1)      Distributed: ____________ ($__________ per
                                                           $50,000 original
                                                           principal amount
                                                           of Certificates)

                           (2)      Balance: ______________ ($___________ per
                                                            $50,000 original
                                                            principal amount
                                                            of Certificates)

(viii) Amount of Administration Fee, Auction Agent Fee, Indenture Trustee Fee and Surety Provider Fee for related Collection Period (each stated separately):_________ ($_________ per $50,000 original principal amount of Certificates)

 (ix) Amount of payments to the Surety Provider in reimbursement of prior draws under any Note Surety Bond or any Certificate Surety Bond:______________

(x) Aggregate amount of Realized Losses (if any) for the related Collection Period:_____________

(xi) Aggregate amount (if any) received (stated separately for principal and interest) with respect to Financed Student Loans for which Realized Losses were allocated previously:________________

(xii)             Amount in the Reserve Account:____________

(xiii) Amount of any draw required to be made under a Certificate Surety Bond (together with any other information required to make such draw):
                  -------------------

[(xiv)            Amount in the Pre-Funding Account:___________]6

(xiv) Parity Percentage, including the numerator and denominator in determining such Parity Percentage:

(xv) Excess, if any, of amounts deposited into Collection Account with respect to the sale by the Trust of Serial Loans over the aggregate Purchase Amount of such loans (such excess to be distributed to Student Holdings):_______________

(xvi) Amount of Additional Principal Payments, if any, made on such Distribution Date.

---------------------
6         To be included for each Distribution Date during the Funding Period.

                                                                      EXHIBIT C
                                                                         TO THE
                                FIRST SUPPLEMENTAL SALE AND SERVICING AGREEMENT


                       FORM OF ADMINISTRATOR'S CERTIFICATE


                [To be provided by the Administrator pursuant to
                 Section 4.7 of the First Supplemental Sale and
                              Servicing Agreement]

                                                                      EXHIBIT D
                                                                         TO THE
                                FIRST SUPPLEMENTAL SALE AND SERVICING AGREEMENT


                         ASSIGNMENT AND BILL OF SALE FOR
                         INITIAL FINANCED STUDENT LOANS

          For value received, in accordance with the First Supplemental Sale and Servicing Agreement (the "First Supplemental Sale and Servicing Agreement") dated as of December 24, 1997, among Trans-World Insurance Company d/b/a Educaid, as seller (a "Seller"), as master servicer (a "Master Servicer") and as administrator (the "Administrator"), ClassNotes, Inc., as seller (a "Seller") and as master servicer (a "Master Servicer"), ClassNotes Trust 1997-I (the "Trust"), and The York Bank and Trust Company, not in its individual capacity but solely as Eligible Lender Trustee (the "Eligible Lender Trustee"), the undersigned do hereby contribute, assign, transfer and otherwise convey unto the Eligible Lender Trustee on behalf of the Trust, without recourse (subject to the obligations set forth in the First Supplemental Sale and Servicing Agreement), all right, title and interest of the undersigned in and to (i) the Initial Financed Student Loans and all obligations of the Obligors thereunder, including all monies paid or payable thereunder on or after the Initial Cut-off Date with respect to the Initial Financed Student Loans, including the right to enforce such Loans in the same manner and to the same extent as the Sellers would have the power to do but for the execution and delivery of this Agreement, (ii) the Assigned Rights, (iii) all funds on deposit from time to time in the Trust Accounts, including the Reserve Account Initial Deposit, the Capitalized Interest Account, the Capitalized Pre-Funding Account and the Pre-Funded Amount, and in all investments and proceeds thereof (including all income thereon) and
(iv) the proceeds of any and all of the foregoing (including proceeds derived from the voluntary or involuntary conversion of any of the Initial Financed Student Loans into cash or other liquidated property, such as proceeds from the applicable Guarantee Agreement). The foregoing contribution does not constitute and is not intended to result in any assumption by the Eligible Lender Trustee or the Trust of any obligation of the Seller to the borrowers of Initial Financed Student Loans or any other person in connection with the Initial Financed Student Loans or any agreement or instrument relating to any of them.

          In addition, the undersigned, by execution of this instrument, represent and warrant that the promissory notes evidencing each Initial Financed Student Loan described in Schedule A-1 and Schedule A-2 to the First Supplemental Sale and Servicing Agreement have been endorsed in the manner set forth in the Sale and Servicing Agreement.

          This Bill of Sale is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the First Supplemental Sale and Servicing Agreement and is to be governed by the Sale and Servicing Agreement.

          Capitalized terms used but not defined herein shall have the meaning assigned to them in Appendix A to the First Supplemental Sale and Servicing Agreement, which also contains rules as to usage that shall be applicable herein.

          IN WITNESS WHEREOF, the undersigned have caused this Assignment to be duly executed as of December 24, 1997.

                                          TRANS-WORLD INSURANCE CORPORATION
                                               D/B/A/ EDUCAID, as Seller


                                            BY:_______________________________
                                               Name:  Michael Benoff
                                               Title: Senior Vice President

                                            CLASSNOTES, INC., as Seller


                                             BY:_______________________________
                                                Name:  Michael Benoff
                                                Title: Senior Vice President

                                                                      EXHIBIT E
                         TO THE FIRST SUPPLEMENTAL SALE AND SERVICING AGREEMENT


                         ASSIGNMENT AND BILL OF SALE FOR
                        ADDITIONAL FINANCED STUDENT LOANS

          For value received, in accordance with the Sale and Servicing Agreement (the "First Supplemental Sale and Servicing Agreement") dated as of December 24, 1997, among the undersigned, as seller (the "Seller"), as master servicer (the "Master Servicer") [and as administrator (the "Administrator")], [Trans- world Insurance Company d/b/a/ Educaid ("TWIC"), as seller, master servicer and administrator][ClassNotes, Inc. ("ClassNotes"), as seller and master servicer], ClassNotes Trust 1997-I (the "Trust"), and The York Bank and Trust Company, not in its individual capacity but solely as Eligible Lender Trustee (the "Eligible Lender Trustee"), the undersigned does hereby contribute, assign, transfer and otherwise convey unto the Eligible Lender Trustee on behalf of the Trust, without recourse (subject to the obligations set forth in the First Supplemental Sale and Servicing Agreement), all right, title and interest of the undersigned in and to (i) the Additional Financed Student Loans listed on Schedule [A-1][A-2] hereto and all monies received thereon or payable, on and after ______ (the "Subsequent Cut-off Date") with respect to the Additional Financed Student Loans, including the right to enforce such Loans in the same manner and to the extent as the Seller would have the power to do but for the execution and delivery of this Agreement and (ii) the proceeds of any and all of the foregoing (including but not limited to proceeds derived from the voluntary or involuntary conversion of any of the Additional Financed Student Loans into cash or other liquidated property, such as proceeds from the applicable Guarantee Agreement (as such term is defined in the First Supplemental Sale and Servicing Agreement)). The foregoing contribution does not constitute and is not intended to result in any assumption by the Eligible Lender Trustee or the Trust of any obligation of the Seller to the borrowers of such Additional Financed Student Loans or any other person in connection with the Additional Financed Student Loans or any agreement or instrument relating to any of them.

          In addition, the undersigned, by execution of this instrument, represents and warrants that the promissory notes evidencing each Additional Student Loan described in Schedule [A- 1][A-2] hereto have been endorsed in the manner set forth in the First Supplemental Sale and Servicing Agreement.

          This Bill of Sale is made pursuant to and upon the representations, warranties and conditions precedent on the part of the undersigned contained in the First Supplemental Sale and Servicing Agreement and the Insurance and Indemnity Agreement dated as of March 21, 1997 (as amended from time to time, the "Insurance Agreement") among The Money Store Inc., the Seller, [ClassNotes][TWIC], Bankers Trust Company, as Indenture Trustee, the Eligible Lender Trustee and AMBAC Indemnity Corporation, and is to be governed by the First Supplemental Sale and Servicing Agreement and the Insurance Agreement. Each contribution of an Additional Financed Student Loan by the Seller to the Eligible Lender Trustee shall be deemed a certification by the Seller that all applicable representations and warranties contained in the First Supplemental Sale and Servicing Agreement and the Insurance Agreement concerning such Additional Financed Student Loan are true and correct as of the related Subsequent Cut-off Date with the same force and effect as if made on such date, and that all conditions precedent to selling such Additional Financed Student Loan set forth in First Supplemental the Sale and Servicing Agreement and the Insurance Agreement have been satisfied.

          Capitalized terms used but not defined herein shall have the meaning assigned to them in the First Supplemental Sale and Servicing Agreement.

          IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of ________________, 199__.


                                           [TRANS-WORLD INSURANCE CORPORATION,
                                          D/B/A EDUCAID, as Seller


                                             By:_____________________________
                                                Name:
                                                Title:]

                                            CLASSNOTES, INC., as Seller


                                              By:_____________________________
                                                 Name:
                                                 Title:

                                                                     SCHEDULE A
                                                                         TO THE
                                                               THE BILL OF SALE


                   [List of Additional Financed Student Loans and their related Subsequent Cut-off Dates]

                                                                 EXECUTION COPY


                                                                     APPENDIX A
                                                         TO THE TRUST AGREEMENT
                        AND THE FIRST SUPPLEMENTAL SALE AND SERVICING AGREEMENT

                              DEFINITIONS AND USAGE

                                      USAGE

          The following rules of construction and usage shall be applicable to any instrument that is governed by this Appendix:

          (a) All terms defined in this Appendix shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.

          (b) As used herein, in any instrument governed hereby and in any certificate or other document made or delivered pursuant thereto, accounting terms not defined in this Appendix or in any such instrument, certificate or other document, and accounting terms partly defined in this Appendix or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of such instrument. To the extent that the definitions of accounting terms in this Appendix or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or in any such instrument, certificate or other document shall control.

          (c) The words "hereof", "herein", "hereunder" and words of similar import when used in an instrument refer to such instrument as a whole and not to any particular provision or subdivision thereof; references in an instrument to "Article", "Section" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to such instrument; and the term "including" means "including without limitation".

          (d) The definitions contained in this Appendix are equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          (e) Any agreement, instrument or statute defined or referred to below or in any agreement or instrument that is governed by this Appendix means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.


                                   DEFINITIONS

          "ACCRUAL NOTES" means any Class of Notes, the terms of which provide for interest accrued thereon to be capitalized and added to the Outstanding Amount thereof during the related Accrual Period.

          "ACCRUAL PERIOD" means, with respect to any Class of Accrual Notes, the period of time during which interest accrued on such Notes is capitalized and added to the Outstanding Amount thereof.

          "ACT" has the meaning specified in Section 11.3(a) of the Indenture.

          "ADDITIONAL FUNDING" means, with respect to a Series of Notes, those expenditures made on behalf of the Issuer from the Pre-Funding Account on Transfer Dates during the applicable Funding Period, consisting of (i) amounts paid to the Sellers to acquire Additional Student Loans as of the applicable Transfer Dates and (ii) amounts transferred to the Collection Account representing interest payments to Noteholders and Certificateholders in lieu of collections of interest on certain of the Financed Student Loans to the extent such interest is not paid currently but is capitalized and added to the principal balance of such loans.

          "ADDITIONAL FINANCED STUDENT LOANS" means the Financed Student Loans to be transferred to the Eligible Lender Trustee during a Funding Period pursuant to Section 2.2 of the related Sale and Servicing Agreement or Supplemental Sale and Servicing Agreement, each of which will be listed on Schedule A to the related Transfer Agreement.

          "ADDITIONAL PRINCIPAL PAYMENTS" means, with respect to any Distribution Date, the amount, if any, that otherwise would have been required to be deposited into the Reserve Account that, instead, is applied as a payment of principal on a Class of Notes or Certificates.

          "ADMINISTRATION AGREEMENT" means the Administration Agreement dated as of March 21, 1997, among the Issuer, the Indenture Trustee and the Administrator, as amended from time to time.

          "ADMINISTRATION FEE" has the meaning specified in Section 3 of the Administration Agreement.

          "ADMINISTRATOR" means Trans-World Insurance Company d/b/a Educaid, an Arizona corporation, in its capacity as administrator of the Issuer and the Financed Student Loans, or any successor.

          "ADMINISTRATOR DEFAULT" has the meaning specified in Section 8.1(b) of the related Sale and Servicing Agreement or Supplemental Sale and Servicing Agreement.

          "ADMINISTRATOR'S CERTIFICATE" means an Officer's Certificate of the Administrator delivered pursuant to Section 4.7(b) of the related Sale and Servicing Agreement or Supplemental Sale and Servicing Agreement, substantially in the form of Exhibit C thereto.

          "AFFILIATE" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "AGGREGATE POOL BALANCE" means the Pool Balance as of the applicable Cut-off Date of each Series of Notes issued by the Trust plus the principal balance of each Additional Student Loan pledged to the Indenture Trustee on behalf of the Issuer on each Transfer Date through the last Funding Period.

          "ALL HOLD RATE" means ninety percent (90%) of One-Month LIBOR.

          "AUCTION" means the implementation of the Auction Procedures on an Auction Date.

          "AUCTION AGENT" means the initial auction agent under the initial Auction Agent Agreement unless and until a substitute Auction Agent Agreement becomes effective, after which "Auction Agent" shall mean the substitute Auction Agent.

          "AUCTION AGENT AGREEMENT" means each Auction Agent Agreement among the initial Auction Agent, the Eligible Lender Trustee and the Indenture Trustee, as amended from time to time.

          "AUCTION AGENT FEE" has the meaning set forth in Section 6.4(b) of the related Auction Agent Agreement.

          "AUCTION AGENT FEE RATE" has the meaning set forth in the related Auction Agent Agreement.

          "AUCTION DATE" means, with respect to each Class of Auction Rate Notes and Auction Rate Certificates, the date set forth in the related Terms Supplement, Trust Agreement or Trust Supplement, as the case may be, and thereafter, the Business Day immediately preceding the first day of each Auction Period for each respective Class of Auction Rate Notes or Auction Rate Certificates, other than:

                  (A) each Auction Period commencing after the ownership of the Notes or the Certificates, as applicable, is no longer maintained in Book-Entry Form by the Securities Depository;

                  (B) each Auction Period commencing after and during the continuance of an Event of Default; or

                  (C) each Auction Period commencing less than two Business Days after the cure or waiver of an Event of Default.

Notwithstanding the foregoing, the Auction Date for one or more Auction Periods with respect to any Class of Auction Rate Notes or Auction Rate Certificates may be changed pursuant to the Master Indenture and the related Terms Supplement or the Trust Agreement and the related Trust Supplement, respectively, as described therein.

          "AUCTION PERIOD" means, with respect to each Class of Auction Rate Notes and Auction Rate Certificates, the Interest Period applicable to such Class during which time the applicable Class Interest Rate or Certificate Rate is determined pursuant to the related Terms Supplement, Trust Agreement or Trust Supplement, as applicable, as the same may be adjusted pursuant to such Terms Supplement or the Trust Agreement, as applicable.

          "AUCTION PERIOD ADJUSTMENT" means an adjustment to the Auction Period as provided in the related Terms Supplement, Trust Agreement or Trust Supplement, as appropriate, as described therein.

          "AUCTION PROCEDURES" means, with respect to each Class of Auction Rate Notes, the procedures set forth in the related Terms Supplement by which the related Auction Rate for such Class of Notes is determined and, with respect to each Class of Auction Rate Certificates, the procedures set forth in the Trust Agreement or related Trust Supplement by which the related Auction Rate for such Class of Certificates is determined.

          "AUCTION RATE" means, with respect to any Series and Class of Auction Rate Notes, the related Class Interest Rate that results from implementation of the Auction Procedures and is determined as described in the related Terms Supplement and, with respect to any Class of Auction Rate Certificates, the related Certificate Rate that results from implementation of the Auction Procedures and is determined as described in the Trust Agreement or the related Trust Supplement.

          "AUCTION RATE CERTIFICATES" means a Class of Certificates, for which the related Certificate Rate is determined pursuant to Auction Procedures.

          "AUCTION RATE NOTES" means a Class of Notes for which the related Class Interest Rate is determined pursuant to Auction Procedures.

          "AUTHENTICATING AGENT" means the Person appointed by the Indenture Trustee at the request of the Issuer as Authenticating Agent for the Notes pursuant to Section 2.3(8) of the Indenture, and any successor Authenticating Agent for the Notes.

          "AUTHORIZED OFFICER" means (i) with respect to the Issuer, any officer of the Eligible Lender Trustee who is authorized to act for the Eligible Lender Trustee in matters relating to the Issuer pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Eligible Lender Trustee to the Indenture Trustee, with a copy to the Surety Provider, on the Closing Date relating to the initial issuance of a Series of Notes (as such list may be modified or supplemented from time to time thereafter), (ii) with respect to the Administrator, any officer of the Administrator who is authorized to act for the Administrator in matters relating to itself or to the Issuer and to be acted upon by the Administrator pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Administrator to the Indenture Trustee, with a copy to the Surety Provider, on the Closing Date relating to the initial issuance of a Series of Notes (as such list may be modified or supplemented from time to time thereafter), (iii) with respect to a Seller, any officer of such Seller who is authorized to act for such Seller in matters relating to or to be acted upon by such Seller pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by such Seller to the Indenture Trustee, with a copy to the Surety Provider, on the Closing Date relating to the initial issuance of a Series of Notes (as such list may be modified or supplemented from time to time thereafter) and (iv) with respect to a Servicer, any officer of such Servicer who is authorized to act for such Servicer in matters relating to or to be acted upon by such Servicer pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by such Servicer to the Indenture Trustee, with a copy to the Surety Provider, on the Closing Date relating to the initial issuance of a Series of Notes (as such list may be modified or supplemented from time to time thereafter).

          "AVAILABLE FUNDS" means, with respect to a Distribution Date, the sum of the following amounts with respect to the related Collection Period: (i) all collections received by the Master Servicer or any Servicer on the Financed Student Loans (including any Guarantee Payments received with respect to the Financed Student Loans); (ii) any payments, including without limitation Interest Subsidy Payments, Special Allowance Payments and HEAL Insurance Payments, received by the Eligible Lender Trustee during such Collection Period with respect to Financed Student Loans; (iii) all proceeds from any sales of Financed Student Loans by the Trust during such Collection Period; (iv) any payments of or with respect to interest received by the Master Servicer or a Servicer during such Collection Period with respect to a Financed Student Loan for which a Realized Loss was previously allocated; (v) that portion of amounts released from the Pre-Funding Account at the end of a Funding Period to be applied as a payment of principal pursuant to Section 5.8(b) of the related Sale and Servicing Agreement or Supplemental Sale and Servicing Agreement; (vi) amounts released from the Capitalized Interest Account and the Capitalized Pre-Funding Account to cover shortfalls in interest; (vii) the aggregate Purchase Amounts received for those Financed Students Loans repurchased by the Sellers or purchased by the Master Servicer or by or on behalf of TMSI under an obligation which arose during the related Collection Period; (viii) the aggregate amounts, if any, received from the Sellers, TMSI or the Master Servicer, as the case may be, as reimbursement of non-guaranteed interest amounts, lost Interest Subsidy Payments and Special Allowance Payments or lost HEAL Insurance Payments, with respect to the Financed Student Loans pursuant to
Section 3.2 or Section 4.5, respectively, of the related Sale and Servicing Agreement or Supplemental Sale and Servicing Agreement and (ix) Investments Earnings for such Collection Period; PROVIDED, HOWEVER, that Available Funds will exclude all payments and proceeds of any Financed Student Loans the Purchase Amount of which has been included in Available Funds for a prior Collection Period.

          "AVAILABLE INTEREST AMOUNT" means, with respect to any Distribution Date, the sum (i) the amount to be transferred from the Collection Account to the Note Distribution Account or Certificate Distribution Account, as the case may be, on such Distribution Date for payment of the Noteholders' Interest Distribution Amount or Certificateholders' Interest Distribution Amount, as the case may be, and (ii) the amount on deposit in the Capitalized Interest Account on such Distribution Date.

          "BASIC DOCUMENTS" means the Trust Agreement, the Indenture, each Terms Supplement, each Trust Supplement, the Sale and Servicing Agreement, each Supplemental Sale and Servicing Agreement, the Administration Agreement, the Certificate Depository Agreement, each Note Depository Agreement, each Certificate Surety Bond, each Note Surety Bond, the Insurance Agreement, the Guarantee Agreements, the Auction Agent Agreement, the Underwriting Agreement, the Purchase Agreement, each Certificate Depository Agreement, each Insurance Agreement, the Capitalized Interest Account and Payment Agreement and other documents and certificates delivered in connection with any thereof and all amendments and supplements thereto.

          "BENEFIT PLAN" means any employee benefit plan, retirement arrangement, individual retirement account or Keogh Plan subject to either Title I of ERISA or Section 4975 of the Code, or any entity (including an insurance company general account) whose underlying assets include plan assets by reason of a plan's investment in the entity.

          "BOOK-ENTRY CERTIFICATE" means a beneficial interest in the Certificates, ownership and transfers of which shall be made through book entries by a Securities Depository as described in Section 3.12 of the Trust Agreement.

          "BOOK-ENTRY NOTE" means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Securities Depository as described in Section 2.13 of the Indenture.

          "BROKER-DEALER" means Smith Barney Inc. or any other broker or dealer (each as defined in the Securities Exchange Act of 1934, as amended), commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer set forth in the Auction Procedures that (a) is a Participant (or an affiliate of a Participant), (b) has been appointed as such by the Trust pursuant to the Indenture and (c) has entered into a Broker-Dealer Agreement that is in effect on the date of reference.

          "BROKER-DEALER AGREEMENT" means each agreement between the Auction Agent and a Broker-Dealer, and approved by the Administrator on behalf of the Issuer, pursuant to which the Broker-Dealer agrees to participate in Auctions as set forth in the Auction Procedures, as from time to time amended or supplemented. Each Broker-Dealer Agreement shall be in substantially the form of the Broker-Dealer agreement dated as of March 21, 1997 between Bankers Trust Company, as Auction Agent, and Smith Barney Inc., as Broker-Dealer.

          "BROKER-DEALER FEE" has the meaning set forth in the related Auction Agreement.

          "BROKER-DEALER FEE RATE" has the meaning set forth in the related Auction Agent Agreement.

          "BUSINESS DAY" means any day on which the New York Stock Exchange is open for trading and any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York, California, New Jersey or Pennsylvania are authorized or obligated by law, regulation or executive order to remain closed.

          "CAPITALIZED INTEREST ACCOUNT" means the account designated as such, established and maintained pursuant to Section 5.10 of the related Sale and Servicing Agreement or Supplemental Sale and Servicing Agreement.

          "CAPITALIZED PRE-FUNDING ACCOUNT" means the account designated as such, established and maintained pursuant to Section 5.9 of the related Sale and Servicing Agreement or Supplemental Sale and Servicing Agreement.

          "CAPITALIZED PRE-FUNDING REQUIREMENT" means, with respect to any Class of Notes for any Note Distribution Date, zero.

          "CERTIFICATE" means a certificate (other than an Originators' Interest) evidencing the beneficial interest of a Certificateholder in the Trust, substantially in the form of Exhibit A to the Trust Agreement.

          "CERTIFICATE BALANCE" equals, initially, the Initial Certificate Balance and, thereafter, equals the Initial Certificate Balance increased by the principal balance of each subsequent Class of Certificates issued pursuant to a Trust Supplement and reduced by all amounts allocable to principal previously distributed to Certificateholders. Notwithstanding the foregoing, where any provision of this Agreement or a Trust Supplement permits or authorizes Certificateholders holding a specified percentage or amount of the Certificate Balance to take any action or grant any approval, the holders of the Trust Certificates shall be deemed to have a Certificate Balance equal to 99% and the holders of the Originators' Interests shall be deemed to have a Certificate Balance equal to 1%.

          "CERTIFICATE DEPOSITORY AGREEMENT" means, with respect to any Class of Certificates, the agreement dated as of the Closing Date relating to the Certificates of such Class, in each case among the Trust, the Eligible Lender Trustee, the Administrator and The Depository Trust Company, as the initial Securities Depository.

          "CERTIFICATE DISTRIBUTION ACCOUNT" means the account designated as such, established and maintained pursuant to Section 5.1 of the Sale and Servicing Agreement.

          "CERTIFICATE DISTRIBUTION DATE" means, (i) for each Class of Certificates, the first Business Day following the expiration of each Interest Period for such Class of Certificates and (ii) for each Originators' Interest, the date set forth in the related Trust Supplement.

          "CERTIFICATE FINAL MATURITY DATE" means April 1, 2025, with respect to the Class 1 Certificates, and, with respect to any other Class of Certificates, the date set forth in the related Trust Supplement.

          "CERTIFICATE MONTHLY ADVANCE ACCOUNT" means the account designated as such, established and maintained pursuant to Section 5.1 of the Sale and Servicing Agreement.

          "CERTIFICATE OWNER" means, with respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book- Entry Certificate, as reflected on the books of the Securities Depository, or on the books of a Person maintaining an account with such Securities Depository (directly as a Securities Depository Participant or as an indirect participant, in each case in accordance with the rules of such Securities Depository).

          "CERTIFICATE PAYING AGENT" means any paying agent or co-paying agent appointed pursuant to Section 3.10 of the Trust Agreement, which shall initially be Dauphin Deposit Bank and Trust Company.

          "CERTIFICATE RATE" means, (i) with respect to the Class 1 Certificates, the Initial Certificate Rate for the first Interest Period, and, with respect to any other Interest Period relating to the Class 1 Certificates, the interest rate per annum (computed on the basis of the actual number of days elapsed in such Interest Period over a year of 360 days) equal to the rate determined pursuant to the Auction Procedures set forth in the Trust Agreement and (ii) with respect to any other Class of Certificates, the per annum rate determined as set forth in the related Trust Supplement.

          "CERTIFICATE RECORD DATE" means, with respect to a Certificate Distribution Date, the related Record Date.

          "CERTIFICATE REGISTER" and "CERTIFICATE REGISTRAR" means the register mentioned and the registrar appointed pursuant to Section 3.4 of the Trust Agreement.

          "CERTIFICATE SURETY BOND" means (i) with respect to the Class 1 Certificates, the surety bond dated March 21, 1997 issued by the Surety Provider in favor of the Eligible Lender Trustee on behalf of the Certificateholders and
(ii) with respect to any other Class of Certificates, the surety bond identified in the related Trust Supplement.

          "CERTIFICATE SURETY BOND PAYMENT" means, with respect to any Class of Certificates, (a) on each Certificate Distribution Date the amount equal to the excess, if any, of the Certificateholders' Interest Distribution Amount for the applicable Class of Certificates over the amount on deposit in the Certificate Distribution Account, after taking into account the required application of funds in the remaining Trust Accounts (but excluding any amounts on deposit in the Monthly Advance Account if an automatic stay has been imposed with respect to TMSI under Section 362(a) of the United States Bankruptcy Code of 1978, as amended, 11 U.S.C. " 101 ET SEQ.), including but not limited to the Reserve Account, pursuant to the Sale and Servicing Agreement, to the payment of the Certificateholders' Interest Distribution Amount on such Certificate Distribution Date (an "Interest Deficiency") and (b) the amount equal to the excess, if any, of the unpaid principal balance of the Certificates of a Class on the Final Maturity Date for such Class of Certificates over amounts on deposit in the Certificate Distribution Account, after taking into account the required application of funds in the remaining Trust Accounts, including but not limited to the Reserve Account, pursuant to the Sale and Servicing Agreement to the payment of principal of such Class of Certificates on such Final Maturity Date (a "Principal Deficiency"); provided, however, that "Certificate Surety Bond Payments" shall not include any Certificateholders' Auction Rate Interest Carryover or any portion of any Interest Deficiency or Principal Deficiency arising as a result of (i) any tax liability, including any tax liability imposed on or assessed with respect to the Trust, the Trust assets, any Noteholder, or any Certificateholder, or (ii) any tax withholding requirement, including any such requirement applicable to Trust income or Trust distributions.

          "CERTIFICATEHOLDER" means a Person in whose name a Certificate or an Originators' Interest is registered in the Certificate Register.

          "CERTIFICATEHOLDERS' AUCTION RATE INTEREST CARRYOVER" means, as to any Class of Auction Rate Certificates, with respect to any Certificate Distribution Date relating to such Class as to which the Certificate Rate for such Certificate Distribution Date is based on the Net Loan Rate, the amount equal to the excess, if any, of (a) the amount of interest on the Certificates of such Class that would have accrued in respect of the related Interest Period had interest been calculated based on the applicable Auction Rate over (b) the amount of interest on the Certificates of such Class actually accrued in respect of such Interest Period based on the Net Loan Rate, together with the unpaid portion of any such excess from prior Interest Periods (and interest accrued thereon, to the extent permitted by law, calculated based on One- Month LIBOR); PROVIDED, HOWEVER, that, with respect to any Class of Auction Rate Certificates, on the Final Maturity Date relating to such Class, the portion of the Certificateholders' Auction Rate Interest Carryover allocable to such Class of Certificates will be equal to the lesser of (i) the portion allocable to such Class of Certificates of the Certificateholders' Auction Rate Interest Carryover on such date determined as described above and (ii) the amount of funds, if any, required and available to be distributed to Certificateholders of such Class on such date pursuant to Sections 5.5(e)(v), 5.6(b)(C) and 5.6(c) of the Sale and Servicing Agreement.

          "CERTIFICATEHOLDERS' DISTRIBUTION AMOUNT" means, as to any Class of Certificates, with respect to any Certificate Distribution Date relating to such Certificates, the related Certificateholders' Interest Distribution Amount for such Certificate Distribution Date plus, for each Certificate Distribution Date relating to such Certificates on and after which the Notes have been paid in full, the Certificateholders' Principal Distribution Amount for such Certificate Distribution Date.

          "CERTIFICATEHOLDERS' INTEREST CARRYOVER" means, as to any Class of Certificates, the related Certificateholders' Auction Rate Interest Carryover or Certificateholders' LIBOR Rate Interest Carryover, as applicable.

          "CERTIFICATEHOLDERS' INTEREST CARRYOVER SHORTFALL" means as to any Class of Certificates, with respect to any Certificate Distribution Date, the excess, if any, of (i) the sum of the related Certificateholders' Interest Distribution Amount on the preceding Certificate Distribution Date and any outstanding Certificateholders' Interest Carryover Shortfall on such preceding Certificate Distribution Date over (ii) the amount of interest actually distributed to such Certificateholders on such preceding Certificate Distribution Date, plus interest on the amount of such excess interest due to such Certificateholders, to the extent permitted by law, at the related Certificate Rate from such preceding Certificate Distribution Date to the current Certificate Distribution Date.

          "CERTIFICATEHOLDERS' INTEREST DISTRIBUTION AMOUNT" means, as to any Class of Certificates, with respect to any Certificate Distribution Date, the sum of (i) the amount of interest accrued at the respective Certificate Rate for the related Interest Period on the outstanding Certificate Balance of such Class of Certificates on the immediately preceding Certificate Distribution Date relating to such Certificates, after giving effect to all distributions of principal to Certificateholders of such Class on such Certificate Distribution Date (or, in the case of the first Certificate Distribution Date for such Class, on the related Closing Date) and (ii) the Certificateholders' Interest Carryover Shortfall for such Class for such Certificate Distribution Date; provided, HOWEVER, that the Certificateholders' Interest Distribution Amount will not include any Certificateholders' Interest Carryover.

          "CERTIFICATEHOLDERS' LIBOR RATE INTEREST CARRYOVER" means, as to any Class of Certificates bearing interest based upon One-Month LIBOR, with respect to any Certificate Distribution Date relating to such Class as to which the Certificate Rate for such Certificate Distribution Date is based on the Net Loan Rate, the amount equal to the excess, if any, of (a) the amount of interest on such Class of Certificates that would have accrued in respect of the related Interest Period had interest been calculated based on the applicable One-Month LIBOR over (b) the amount of interest on such Class of Certificates actually accrued in respect of such Interest Period based on the Net Loan Rate, together with the unpaid portion of any such excess from prior Interest Periods (and interest accrued thereon, to the extent permitted by law, at the applicable rate calculated based on One-Month LIBOR); PROVIDED, HOWEVER, that, with respect to any Class of LIBOR Rate Certificates, on the related Final Maturity Date, the portion of the Certificateholder's LIBOR Rate Interest Carryover allocable to such Class of Certificates will be equal to the lesser of (i) the portion allocable to such Class of Certificates of the Certificateholders' LIBOR Rate Interest Carryover on such date determined as described above and (ii) the amount of funds, if any, required and available to be distributed to such Class of Certificates on such date pursuant to Sections 5.5(e)(v), 5.6(b)(c) and 5.6(c) of the Sale and Servicing Agreement.

          "CERTIFICATEHOLDERS' PRINCIPAL CARRYOVER SHORTFALL" means, with respect to any Class of Certificates, as of the close of any Certificate Distribution Date on or after which the Notes have been paid in full, the excess of (i) the sum of the Certificateholders' Principal Distribution Amount on such Certificate Distribution Date and any outstanding Certificateholders' Principal Carryover Shortfall for the preceding Certificate Distribution Date over (ii) the amount of principal actually distributed to the Certificateholders on such Certificate Distribution Date.

          "CERTIFICATEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT" means, on each Certificate Distribution Date relating to the Class of Certificates with the earliest Final Maturity Date on and after the date when the principal balance of each Class of Notes has been paid in full, the sum of (a) the Principal Distribution Amount for the Collection Period in the month second preceding such Certificate Distribution Date, (b) any Additional Monthly Payments to be made on such Certificate Distribution Date and (c) the Certificateholders' Principal Carryover Shortfall as of the close of the preceding Certificate Distribution Date; PROVIDED, HOWEVER, that the Certificateholders' Principal Distribution Amount will in no event exceed the outstanding principal balance of such Class of Certificates. Further, on the first Certificate Distribution Date occurring after the Note Distribution Date on which the principal balance of the Class of Notes with the last Final Maturity Date is paid in full, the Certificateholders' Principal Distribution Amount also will include the excess, if any, of the amount of principal available to be distributed on such Note Distribution Date over the amount of principal paid on the Notes on such date. In addition, with respect to each Class of Certificates, on the related Certificate Final Maturity Date, the Certificateholders' Principal Distribution Amount will include the amount required to reduce the outstanding principal balance of such Certificates to zero.

          "CLASS" means, (i) with respect to any Series of Notes, all Notes of such Series whose final installment of principal has the same Final Maturity Date and (ii) with respect to the Certificates, all Certificates whose final installment of principal has the same Final Maturity Date.

          "CLASS INITIAL RATE" means, with respect to any Class of Notes, the rate identified as such in the related Terms Supplement.

          "CLASS INITIAL RATE ADJUSTMENT DATE" means, with respect to any Class of Notes, the date identified as such in the related Terms Supplement.

          "CLASS INTEREST RATE" means, with respect to any Class of Notes, the interest rate determined as set forth in the related Terms Supplement.

          "CLASSNOTES" means ClassNotes, Inc., a wholly owned subsidiary of TMSI.

          "CLASSNOTES TRUST 1995-I CERTIFICATE BALANCE" means the "Certificate Balance" as that term is defined in Appendix A to the Trust Agreement dated as of March 27, 1995 relating to ClassNotes Trust 1995-I (f/k/a Education Loan Alliance 1995-I).

          "CLASS 1 CERTIFICATES" means the Class of Certificates designated as such and issued on the initial Closing Date pursuant to the Trust Agreement.

          "CLOSING DATE" means, (i) with respect to the Class 1 Certificates, March 21, 1997, (ii) with respect to additional Trust Certificates or the Originators' Interests, the date identified as such in the related Trust Supplement and (iii) with respect to any Series of Notes, the date identified as such in the related Terms Supplement.

          "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

          "COLLECTION ACCOUNT" means the account designated as such, established and maintained pursuant to Section 5.1 of the Sale and Servicing Agreement.

          "COLLECTION PERIOD" means, with respect to the first Distribution Date, the period beginning February 28, 1997 and ending on March 31, 1997 and with respect to each subsequent Distribution Date thereafter, the Collection Period means the calendar month immediately following the end of the previous Collection Period.

          "COMMISSION" means the Securities and Exchange Commission.

          "CONSOLIDATION LOAN" means a Financed Student Loan designated as such, made by a Seller to an eligible borrower that represents the refinancing of student loans to such borrower and his or her spouse in accordance with the applicable terms and provisions of the Higher Education Act.

          "CORPORATE TRUST OFFICE" means (i) with respect to the Indenture Trustee, the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office on the initial Closing Date is located at 4 Albany Street, New York, New York 10006 Attention: Corporate Trust and Agency Group, Structured Finance Group (telephone: (212) 250-5326; facsimile: (212) 250-6439) or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Sellers, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Sellers) and (ii) with respect to the Eligible Lender Trustee, the trust office of the Eligible Lender Trustee located at 107 West Market Street, York, Pennsylvania 17401, Attention:
Corporate Trust Services (telephone: (717) 843-8651; facsimile: (717) 852-3096; or at such other address as the Eligible Lender Trustee may designate by notice to the Certificateholders and the Sellers, or the principal corporate trust office of any successor Eligible Lender Trustee (the address of which the successor Eligible Lender Trustee will notify the Certificateholders and the Sellers).

          "CUT-OFF DATE" means, (i) with respect to each Series of Notes, the date identified as such in the related Terms Supplement (ii) with respect to the Class 1 Certificates, February 28, 1997 and (iii) with respect to any other Class of Certificates, the date set forth in the related Trust Supplement. "DEFAULT" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

          "DEFERRAL PHASE" means the period during which the related borrower is in school and for certain authorized periods as described in the Higher Education Act.

          "DEFICIENCY AMOUNT" means, for any Distribution Date (i) the excess, if any, of (A) the Noteholders' Interest Distribution Amount or Certificateholder's Interest Distribution Amount, as the case may be, for such Distribution Date over (B) the Available Interest Amount for such Distribution Date.

          "DEFINITIVE CERTIFICATES" has the meaning specified in Section 3.12 of the Trust Agreement.

          "DEFINITIVE NOTES" has the meaning specified in Section 2.13 of the Indenture.

          "DELIVERY" when used with respect to Trust Account Property means:
          (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute instruments and are susceptible of physical delivery ("Physical Property"):

                  (i) transfer of possession thereof to the Indenture Trustee, endorsed to, or registered in the name of, the Indenture Trustee or its nominee or endorsed in blank;

          (b) with respect to a certificated security:

                  (i)  delivery thereof in bearer form to the Indenture
         Trustee; or

                  (ii) delivery thereof in registered form to the Indenture Trustee and

                           (A) the certificate is endorsed to the Indenture Trustee or in blank by effective endorsement; or

                           (B) the certificate is registered in the name of the Indenture Trustee, upon original issue or registration of transfer by the issuer;

         (c)      with respect to an uncertificated security:

                  (i) the delivery of the uncertificated security to the Indenture Trustee; or

                  (ii) the issuer has agreed that it will comply with instructions originated by the Indenture Trustee without further consent by the registered owner;

         (d) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations:

                  (i) a Federal Reserve Bank by book entry credits the book-entry security to the securities account (as defined in 31 CFR
         Part 357) of a participant (as defined in 31 CFR Part 357) which is also a securities intermediary; and

                  (ii) the participant indicates by book entry that the book-entry security has been credited to the Indenture Trustee's securities account;

         (e)      with respect to a security entitlement:

                  (i) the Indenture Trustee becomes the entitlement holder; or

                 (ii) the securities intermediary has agreed that it will comply with entitlement orders originated by the Indenture Trustee

         (f) without further consent by the entitlement holder; for the purpose of clauses (b) and (c) hereof "delivery" means:

                  (i)  with respect to a certificated security:

                  (A)  the Indenture Trustee acquires possession thereof;

                  (B) another person (other than a securities intermediary) either acquires possession thereof on behalf of the Indenture Trustee or, having previously acquired possession thereof, acknowledges that it holds for the Indenture Trustee; or

                  (C) a securities intermediary acting on behalf of the Indenture Trustee acquires possession of thereof, only if the certificate is in registered form and has been specially endorsed to the Indenture Trustee by an effective endorsement;

                  (ii) with respect to an uncertificated security:

                  (A) the issuer registers the Indenture Trustee as the
                   registered owner, upon original issue or registration of transfer; or

                  (B) another person (other than a securities intermediary) either becomes the registered owner thereof on behalf of the Indenture Trustee or, having previously become the registered owner, acknowledges that it holds for the Indenture Trustee;

         (g) for purposes of this definition, except as otherwise indicated, the following terms shall have the meaning assigned to each such term in the UCC:

                  (i)      "certificated security"

                  (ii)     "effective endorsement"

                  (iii)    "entitlement holder"

                  (iv)     "instrument"

                  (v)      "securities account"

                  (vi)     "securities entitlement"

                  (vii)    "securities intermediary"

                  (viii)   "uncertificated security"

         (h) in each case of Delivery contemplated herein, the Indenture Trustee shall make appropriate notations on its records, and shall cause same to be made of the records of its nominees, indicating that securities are held in trust pursuant to and as provided in this Agreement.

                  "DEPARTMENT" means the United States Department of Education, an agency of the Federal government.

                  "DEPOSITOR" means each of the Sellers in their capacity as Depositors under the Trust Agreement.

                  "DETERMINATION DATE" means, with respect to any Note Distribution Date or Certificate Distribution Date, the fifth Business Day preceding such Note Distribution Date or Certificate Distribution Date, as applicable.

                  "DISTRIBUTION" means, with respect to any Financed Student Loan, the amount of the monthly remittance payable to the holder of such Financed Student Loan in accordance with its terms.

                  "DISTRIBUTION DATE" means a Certificate Distribution Date or a Note Distribution Date, as the context requires.

                  "EDUCAID STUDENT LOAN TRUST 1994-1 CERTIFICATE Balance" means the "Certificate Balance" as that term is defined in Appendix A to the Trust Agreement dated as of April 27, 1994 relating to Educaid Student Loan Trust 1994-1.

                  "EFFECTIVE INTEREST RATE" means, for any Financed Student Loan and any Collection Period, the per annum rate at which such Financed Student Loan accrues interest during such Collection Period, and in the case of a Federal Loan, after giving effect to all applicable Interest Subsidy Payments and Special Allowance Payments due with respect to such Federal Loan.

                 "ELIGIBLE DEPOSIT ACCOUNT" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the States (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade.

                  "ELIGIBLE INSTITUTION" means an entity which is an institution whose deposits are insured by the FDIC and the unsecured and uncollateralized long-term debt obligations of which shall be rated "A" or better by Standard & Poor's and A2 or better by Moody's, or one of the two highest short-term ratings by Standard & Poor's and the highest short term rating by Moody's, and which is either (i) a federal savings association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, or (iv) a principal subsidiary of a bank holding company.

                  "ELIGIBLE INVESTMENTS" As used herein, Eligible Investments shall include the following:

         (1) Cash (insured at all times by the Federal Deposit Insurance Corporation);

         (2) Direct obligations of (including obligations issued or held in book entry form on the books of) the Department of the Treasury of the United States of America;

         (3) obligations of any of the following federal agencies which obligations represent the full faith and credit of the United States of America, including:

                  -        Export-Import Bank
                  -        Farm Credit System Financial Assistance Corporation
                  -        Rural Economic Community Development
                           Administration (formerly Farmers Home Administration)
                  -        General Services Administration
                  -        U.S. Maritime Administration
                  -        Small Business Administration
                  -        Government National Mortgage Association (GNMA)
                  -        U.S. Department of Housing & Urban Development
                           (PHA's)
                  -        Federal Housing Administration
                  -        Federal Financing Bank;

         (4) senior debt obligations rated "AAA" by Standard & Poor's and "Aaa" by Moody's issued by the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, debt obligations of the Resolution Funding Corporation, senior debt obligations of the Federal Home Loan Bank System, and senior debt of other government sponsored agencies approved by the Surety Provider;

         (5) U.S. dollar denominated deposit accounts, federal funds and banker's acceptances with domestic commercial banks which have a rating on their short term certificates of deposit on the date of purchase of "A-1" or "A-1+" by Standard & Poor's and "P-1" by Moody's and maturing no more than 360 days after the date of purchase (ratings on holding companies not being considered the rating of the bank);

         (6) commercial paper which is rated at the time of purchase in the single highest classification, "A-1+" by Standard & Poor's and "P-1" by Moody's and which matures not more than 270 days after the date of purchase;

         (7) Investments in money market funds (including, but not limited to, money market mutual funds) rated "AAAm" or "AAAm-G" or better by Standard & Poor's;

         (8) Pre-refunded Municipal Obligations defined as follows: Any bonds or other obligations of any state of the United States of America or of any agency, instrumentality or local governmental unit of any such state which are not callable at the option of the obligor prior to maturity or as to which irrevocable instructions have been given by the obligor to call on the date specified in the notice and which are rated, based on an irrevocable escrow account or fund (the "escrow"), in the highest rating category of Standard & Poor's and Moody's or any successors thereto;

          (9) other forms of investments approved in writing by the Surety Provider with notice to Standard & Poor's and, so long as the Issuer is subject to the Pennsylvania Capital Stock/Foreign Franchise Tax, that pursuant to applicable Pennsylvania law, regulation or policy, are exempt assets for purposes of the single factor apportionment method that may be used in calculating such tax.

         The value of the above investments shall be determined as follows:

         a) as to investments the bid and asked prices of which are published on a regular basis in THE WALL STREET JOURNAL (or, if not there, then in THE NEW YORK Times): the average of the bid and asked prices for such investments so published on or most recently prior to such time of determination;

         b) as to investments the bid and asked prices of which are not published on a regular basis in THE WALL -------- STREET JOURNAL or THE NEW YORK TIMES: the average --------------- ------------------ bid price at such time of determination for such investments by any two nationally recognized government securities dealers (selected by the Indenture Trustee in its absolute discretion) at the time making a market in such investments or the bid price published by a nationally recognized pricing service;

         c) as to certificates of deposit and bankers acceptances: the face amount thereof, plus accrued interest; and

         d) as to any investment not specified above: the value thereof established by prior agreement between the Issuer, the Administrator, the Indenture Trustee and the Surety Provider.

                  "ELIGIBLE LENDER TRUSTEE" means The York Bank and Trust Company, a Pennsylvania bank and trust company, not in its individual capacity but solely as Eligible Lender Trustee under the Trust Agreement, or any successor thereto.

                  "ELIGIBLE LENDER TRUSTEE FEE" has the meaning specified in
Section 8.1 of the Trust Agreement.

                  "ELIGIBLE SUBSTITUTE FINANCED STUDENT LOAN" means, with respect to one or more Financed Student Loans proposed to be Granted to secure a Series of Notes in exchange for one or more Financed Student Loans previously Granted to secure such Notes, one or more Financed Student Loans meeting the standards set forth in the related Terms Supplement.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "EVENT OF DEFAULT" has the meaning specified in Section 5.1 of the Indenture.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                 "EXISTING CERTIFICATEHOLDER" means (i) with respect to and for the purpose of dealing with the Auction Agent in connection with an Auction, a Person who is a Broker-Dealer listed in the Existing Certificateholder Registry at the close of business on the Business Day immediately preceding such Auction and (ii) with respect to and for the purpose of dealing with the Broker-Dealer in connection with an Auction, a Person who is a beneficial owner of any Class of Auction Rate Certificates.

                  "EXISTING CERTIFICATEHOLDER REGISTRY" means the registry of Persons who are owners of the Certificates, maintained by the Auction Agent as provided in the Auction Agent
 Agreement.

                  "EXISTING NOTEHOLDER" means (i) with respect to and for the purpose of dealing with the Auction Agent in connection with an Auction, a Person who is a Broker-Dealer listed in the Existing Noteholder Registry at the close of business on the Business Day immediately preceding such Auction and
(ii) with respect to and for the purpose of dealing with the Broker-Dealer in connection with an Auction, a Person who is a beneficial owner of any Class of Auction Rate Notes.

                  "EXISTING NOTEHOLDER REGISTRY" means the registry of Persons who are owners of the Auction Rate Notes, maintained by the Auction Agent as provided in the Auction Agent Agreement.

                  "EXPENSE ACCOUNT" means the account designated as such pursuant to Section 5.1 of the related Sale and Servicing Agreement or Supplemental Sale and Servicing Agreement.

                 "EXPENSES" means any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Eligible Lender Trustee or any of its officers, directors or agents (including without limitation the Certificate Registrar and the Certificate Paying Agent) in any way relating to or arising out of the Trust Agreement, the other Basic Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of the Eligible Lender Trustee under the Trust Agreement or the other Basic Documents.

                  "EXECUTIVE OFFICER" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, any Executive Vice President, any Senior Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

                  "FDIC" means the Federal Deposit Insurance Corporation.

                  "FEDERAL FUNDS RATE" means, for any date of determination, the Federal funds (effective) rate as published on page 118 of the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices) on the immediately preceding Business Day. If no such rate is published on such page on such day, "Federal Funds Rate" shall mean for any date of determination, the Federal funds (effective) rate as published by the Federal Reserve Board in the most recent edition of Federal Reserve Statistical Release No. H.15 (519) that is available on the Business Day immediately preceding such date.

                 "FEDERAL LOAN" means a Financed Student Loan which is a PLUS Loan, SLS Loan, Consolidation Loan, Stafford Loan or Unsubsidized Stafford Loan.

                  "FHLMC" means Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and exist ing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

                  "FINAL MATURITY DATE" means, with respect to any Note or Certificate, the date on which the entire unpaid principal amount of such Note or Certificate becomes due and payable as provided in the related Terms Supplement or Trust Supplement, respectively.

                 "FINANCED STUDENT LOAN" means any Federal Loan, HEAL Loan or Private Loan which, from time to time, is Granted to the Indenture Trustee to serve as collateral for the Notes or otherwise part of the Trust Estate. The initial Financed Student Loans subject to the Lien of the Indenture shall be listed on the Schedule of Financed Student Loans set forth in Schedule A to the Sale and Servicing Agreement. The Financed Student Loans to be pledged by the Issuer to the Indenture Trustee in connection with the issuance of each additional Series of Notes shall be listed on the Schedule of Financed Student Loans appearing as Schedule A to the related Supplemental Sale and Servicing Agreement. A master Schedule of Financed Student Loans listing all Financed Student Loans then subject to the Lien of the Indenture shall be maintained as a Schedule to the Indenture. Each Schedule of Financed Student Loans shall be amended from time to time by the Issuer to accurately reflect the Financed Student Loans then subject to the Lien of the Indenture. Each Schedule of Financed Student Loans may be in the form of microfiche.

                 "FINANCED STUDENT LOAN FILES" means the documents specified in
Section 3.3 of the related Sale and Servicing Agreement or Supplemental Sale and Servicing Agreement.

                 "FNMA" means Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

                 "FUNDING PERIOD" means, with respect to each Series of Notes, the period beginning on the related Closing Date and ending on the first to occur of (a) the Note Distribution Date on which the amount on deposit in the Pre-Funding Account (after giving effect to any transfers therefrom in connection with any Additional Fundings on or prior to such Distribution Date) is less than $200,000, (b) the date on which an Event of Default, a Master Servicer Default or an Administrator Default occurs, (c) the date on which an Insolvency Event occurs with respect to any Seller and (d) the close of business on the date identified in the related Terms Supplement.

                  "GRACE PERIOD" means certain grace periods authorized by the Higher Education Act during which the related borrower's scheduled payments are deferred.

                 "GRANT" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Trust Estate or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Trust Estate and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

                 "GREAT LAKES" means Great Lakes Higher Education Services Corporation.

                 "GUARANTEE AGREEMENTS" means each agreement entered into between the Eligible Lender Trustee and a Guarantor pursuant to which such Guarantor guarantees payments on Financed Student Loans.

                  "GUARANTEE PAYMENT" means any payment made by a Guaranty Agency pursuant to a Guarantee Agreement in respect of a Financed Student Loan.

                 "GUARANTOR" means each Guaranty Agency that enters into a Guarantee Agreement with the Eligible Lender Trustee pursuant to which such Guaranty Agency guarantees payments on Financed Student Loans. "Guarantor" includes the Department when it performs as a successor to an insolvent or defunct Guarantor for purposes of making Guarantee Payments.

                 "GUARANTY AGENCY" means (i) with respect to Federal Loans, any agency which has an agreement with the Department of Education to be a guarantor of Education Loans and (ii) with respect to Private Loans, any bank, insurance company, corporation or other governmental or non-governmental agency that acts as a guarantor of a Private Loan.

                 "HEAL INSURANCE PAYMENTS" means insurance payments relating to a HEAL Loan made by the Secretary pursuant to the Public Health Service Act.

                 "HEAL LOAN" means a Financed Student Loan made pursuant to the provisions of the HEAL Loan program established under Section 292 of the Public Health Service Act.

                 "HIGHER EDUCATION ACT" means the Higher Education Act of 1965, as amended, together with any rules, regulations and interpretations thereunder.

                 "INDENTURE" means the Master Indenture and any Terms Supplement, each as amended or supplemented from time to time, with respect to which the Notes issued thereunder are still Outstanding.

                 "INDENTURE TRUST ESTATE" means all money, instruments, rights and other property that are, from time to time, subject or intended to be subject to the Lien and security interest of the Indenture for the benefit of the Noteholders (including all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

                 "INDENTURE TRUSTEE" means Bankers Trust Company, a New York State banking corporation, not in its individual capacity but solely as Indenture Trustee under the Indenture.

                 "INDENTURE TRUSTEE FEE" has the meaning specified in Section
6.7 of the Master Indenture, as may be amended pursuant to any Terms Supplement.

                 "INDEPENDENT" means, when used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, a Seller and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, a Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, a Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                 "INDEPENDENT CERTIFICATE" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Master Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" and that the signer is Independent within the meaning thereof.

                 "INDIVIDUAL NOTE" means a Note of an initial principal amount equal to $50,000, or such other amount as may be set forth in a Terms Supplement. A Note of an original principal amount in excess thereof shall be deemed to be a number of Individual Notes equal to the quotient obtained by dividing such initial principal amount by $50,000, or such other amount as may be set forth in a Terms Supplement.

                 "INITIAL CERTIFICATE BALANCE" means (i) with respect to the Class 1 Certificates, $18,000,000 and (ii) with respect to any other Class of Certificates, the amount set forth as such in the related Trust Supplement.

                 "INITIAL CERTIFICATE RATE" means (i) with respect to the Class 1 Certificates, 5.50% per annum, and (ii) with respect to any other Class of Certificates, the rate set forth as such in the related Trust Supplement.

                 "INITIAL CERTIFICATE RATE ADJUSTMENT DATE" means (i) with respect to the Class 1 Certificates, April 2, 1997 and (ii) with respect to any other Class of Certificates, the date set forth as such in the related Trust Supplement.

                 "INITIAL CUT-OFF DATE" means February 28, 1997 (i) with respect to the Class 1 Certificates, and (ii) with respect to any other Class of Certificates, the date set forth as such in the related Trust Supplement.

                 "INITIAL FINANCED STUDENT LOANS" has the meaning specified in
Section 2.1 of the related Sale and Servicing Agreement or Supplemental Sale and Servicing Agreement.

                 "INITIAL PERIOD" means, as to any Class of Notes and Class of Certificates, the period commencing on the Closing Date of such Class of Notes or Certificates, as applicable, and continuing, with respect to each Class of Notes, through the day immediately preceding the Class Initial Rate Adjustment Date for such Class of Notes, and, with respect to each Class of Certificates, through the day immediately preceding the Initial Certificate Rate Adjustment Date for such Class of Certificates.

                 "INITIAL POOL BALANCE" means, with respect to any Series of Notes, the sum of the related Pool Balance as of the related Cut-off Date, plus as of each related Subsequent Cut-off Date, the principal balance of each Additional Financed Student Loan pledged to the Eligible Lender Trustee on behalf of the Issuer on each Transfer Date during the related Funding Period.

                 "INSOLVENCY EVENT" means, with respect to a specified Person,
(a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

                 "INSTITUTION OF HIGHER EDUCATION" means an institution of higher education as defined under the Higher Education Act (20 U.S.C.A. ' 1085(b)).

                 "INSURANCE AGREEMENT" means the Insurance and Indemnity Agreement among TMSI, the Issuer, the Surety Provider, the Indenture Trustee and the Sellers, dated as of March 21, 1997, as amended or supplemented from time to time.

                 "INTEREST PERIOD" means, (A) as to any Class of Notes, (i) initially, the period from and including the related Closing Date through, with respect to each Class of Notes, the date identified in the related Terms Supplement, and (ii) thereafter, the period set forth in the related Terms Supplement and (B) as to any Class of Certificates, (i) initially, the period from and including the related Closing Date through, with respect to each Class of Certificates, the date identified in the related Trust Supplement (or, in the case of the Class 1 Certificates, the Trust Agreement), and (ii) thereafter, the period set forth in the related Trust Supplement (or, in the case of the Class 1 Certificates, the Trust Supplement).

                 "INTEREST SUBSIDY PAYMENTS" means payments, designated as such, consisting of interest subsidies by the Department in respect of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Trust in accordance with the Higher Education Act.

                 "INVESTMENT EARNINGS" means, with respect to any Distribution Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in the Trust Accounts to be deposited into the Collection Account on or prior to such Distribution Date pursuant to Section 5.1(b) of the Sale and Servicing Agreement.

                 "ISSUER" means ClassNotes Trust 1997-I until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained in the Indenture and required by the TIA, each other obligor on the Notes.

                 "ISSUER ORDER" and "ISSUER REQUEST" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

                 "LIBOR DETERMINATION DATE" means, with respect to any Class of Notes or Class of Certificates for which One-Month LIBOR is being determined, the applicable Rate Determination Date, which must be a Business Day and London Banking Day, for such Class.

                 "LIBOR RATE" means, with respect to any Class of Notes or Class of Certificates bearing interest based upon One-Month LIBOR, the related Class Interest Rate or Certificate Rate, as the case may be, that results from a determination based on One- Month LIBOR and is determined as described in the related Terms Supplement or Trust Supplement, as the case may be.

                 "LIBOR RATE CERTIFICATES" means a Class of Certificates for which the related Certificate Rate is based upon One-Month LIBOR.

                 "LIBOR RATE NOTES" means a Class of Notes for which the related Class Interest Rate is based upon One-Month LIBOR.

                 "LIEN" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens and any other liens, if any, which attach to the respective Financed Student Loan by operation of law as a result of any act or omission by the related Obligor.

                 "LONDON BANKING DAY" means any Business Day on which dealings in deposits in United States dollars are transacted in the London interbank market.

                 "MARKET AGENT" means Smith Barney Inc., New York, New York, in such capacity under the Indenture, or any successor to it in such capacity thereunder.

                 "MASTER INDENTURE" means the Indenture dated as of March 21, 1997 between the Issuer and the Indenture Trustee, as amended or supplemented from time to time.

                 "MASTER SERVICER DEFAULT" means an event specified in Section 8.1(a) of the related Sale and Servicing Agreement or Supplemental Sale and Servicing Agreement.

                 "MASTER SERVICER" means each of Trans-World Insurance Company d/b/a Educaid and ClassNotes, Inc., each a wholly-owned subsidiary of The Money Store Inc., and their respective successors and assigns, as Master Servicer of the Financed Student Loans under the Sale and Servicing Agreement with respect to the Financed Student Loans sold by it to the Trust.

                 "MAXIMUM AUCTION RATE" means, with respect to a Class of Auction Rate Notes or Auction Rate Certificates, (i) for Auction Periods of 34 days or less, either (A) the greater of (1) One-Month LIBOR plus 0.60% or (2) the Federal Funds Rate plus 0.60% (if both ratings assigned by the Rating Agencies to the Class of Auction Rate Notes or the Certificates, as applicable, are "Aa3" or "AA-" or better) or (B) One-Month LIBOR plus 1.50% (if any one of the ratings assigned by the Rating Agencies to the Class of Auction Rate Notes or the Certificates, as applicable, is less than "Aa3" or "AA-") or (ii) for Auction Periods of greater than 35 days or equal to, either (A) the greater of One- Month LIBOR or Three-Month LIBOR, plus in either case, 0.60% (if both of the ratings assigned by the Rating Agencies to the Class of Auction Rate Notes or the Certificates, as applicable, are "Aa3" or "AA-" or better) or (B) the greater of One-Month LIBOR or Three-Month LIBOR, plus in either case, 1.50% (if any one of the ratings assigned by the Rating Agencies to the Class of Auction Rate Notes or the Certificates, as applicable, is less than "Aa3" or "AA-"). For purposes of each Auction Agent and the Auction Procedures, the ratings referred to in this definition shall be the last ratings of which the Auction Agent has been given notice pursuant to the related Auction Agent Agreement.

                 "MONTHLY ADVANCE" means the amount, if any, advanced by TMSI pursuant to Section 5.13 of the Sale and Servicing Agreement and any supplemental Sale and Servicing Agreement with respect to Guarantee Payments, Interest Subsidy Payments or HEAL Insurance Payments applied for but not received as of the end of the Collection Period immediately preceding the date such Monthly Advance is made.

                 "MONTHLY ADVANCE ACCOUNT" means the account designated as such, established and maintained pursuant to Section 5.1 of the Sale and Servicing Agreement.

                 "MOODY'S" means Moody's Investors Service, Inc., or its successor in interest.

                 "NET LOAN RATE" means, for any Interest Period, the weighted average Effective Interest Rate of all the Financed Student Loans for the Collection Period immediately preceding such Interest Period less 1.60%, or such other amount as may be set forth in a Terms Supplement or Trust Supplement.

                  "NON-PAYMENT RATE" means One-Month LIBOR plus 1.50%.

                 "NOTE" means an Asset Backed Note issued pursuant to the Master Indenture and a related Terms Supplement.

                 "NOTE DEPOSITORY AGREEMENTS" means, with respect to any Series of Notes, the agreement dated as of the Closing Date relating to the Notes of such Series, in each case among the Issuer, the Indenture Trustee, the Administrator and The Depository Trust Company, as the initial Securities Depository.

                 "NOTE DISTRIBUTION ACCOUNT" means the account designated as such, established and maintained pursuant to Section 5.1 of the related Sale and Servicing Agreement or Supplemental Sale and Servicing Agreement.

                 "NOTE DISTRIBUTION DATE" means, (i) with respect to the LIBOR Rate Notes, the 15th day of each month (or if such day is not a Business Day, on the next succeeding Business Day), commencing on the date set forth in the related Terms Supplement and (ii) with respect to the Auction Rate Notes, unless otherwise set forth in a Terms Supplement, (A) with respect to distributions of interest, the first Business Day following the expiration of each Interest Period for such Auction Rate Notes and (B) with respect to distributions of principal, the first Business Day following the expiration of the first Interest Period for such Auction Rate Notes ending in each month, commencing on the dates set forth in the related Terms Supplement.

                 "NOTE OWNER" means, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Securities Depository, or on the books of a Person maintaining an account with such Securities Depository (directly as a Securities Depository Participant or as an indirect participant, in each case in accordance with the rules of such Securities Depository).

                 "NOTE RECORD DATE" means, with respect to a Note Distribution Date, the related Record Date.

                 "NOTE REGISTER" and "NOTE REGISTRAR" have the respective meanings specified in Section 2.6 of the Indenture.

                 "NOTE SURETY BOND" means, with respect to any Class or Series of Notes, the surety bond identified in the related Terms Supplement.

                 "NOTE SURETY BOND PAYMENT" means, with respect to any Class of Notes (a) on each Note Distribution Date the amount equal to the excess, if any, of the Noteholders' Interest Distribution Amount for the applicable Class of Notes over the amount on deposit in the Note Distribution Account, after taking into account the required application of funds in the remaining Trust Accounts (but excluding any amounts on deposit in the Monthly Advance Account if an automatic stay has been imposed with respect to TMSI under Section 362(a) of the United States Bankruptcy Code of 1978, as amended, 11 U.S.C. " 101 ET SEQ.), including but not limited to the Reserve Account, pursuant to the Sale and Servicing Agreement, to the payment of the Noteholders' Interest Distribution Amount on such Note Distribution Date (an "Interest Deficiency") and (b) the amount equal to the excess, if any, of the unpaid principal balance of the Notes of a Class on the Final Maturity Date for the Class over amounts on deposit in the Note Distribution Account, after taking into account the required application of funds in the remaining Trust Accounts, including but not limited to the Reserve Account, pursuant to the Sale and Servicing Agreement, to the payment of principal of such Class of Notes on such Final Maturity Date (a "Principal Deficiency"); provided, however, that "Note Surety Bond Payments" shall not include any Noteholders' Interest Carryover or any portion of any Interest Deficiency or Principal Deficiency arising as a result of (i) any tax liability, including any tax liability imposed on or assessed with respect to the Trust, the Trust assets, any Noteholder, or any Certificateholder, or (ii) any tax withholding requirement, including any such requirement applicable to Trust income or Trust distributions.

                 "NOTEHOLDER" means the Person in whose name a Note is registered in the Note Register.

                 "NOTEHOLDERS' AUCTION RATE INTEREST CARRYOVER" means, as to any Class of Auction Rate Notes, with respect to any Interest Period for which the Class Interest Rate for such Interest Period is based on the Net Loan Rate, the amount equal to the excess, if any, of (a) the amount of interest on such Class of Notes that would have accrued in respect of the related Interest Period had interest been calculated based on the applicable Auction Rate over (b) the amount of interest on such Class of Notes actually accrued in respect of such Interest Period based on the Net Loan Rate, together with the unpaid portion of any such excess from prior Interest Periods (and interest accrued thereon, to the extent permitted by law, at the applicable rate calculated based on One-Month LIBOR); PROVIDED, HOWEVER, that, with respect to any Class of Auction Rate Notes, on the related Final Maturity Date, the portion of the Noteholders' Auction Rate Interest Carryover allocable to such Class of Notes will be equal to the lesser of (i) the portion allocable to such Class of Notes of the Noteholders' Auction Rate Interest Carryover on such date determined as described above and (ii) the amount of funds, if any, required and available to be distributed to such Class of Notes on such date pursuant to Sections 5.5(e)(iv) and 5.6(b)(B) of the related Sale and Servicing Agreement or Supplemental Sale and Servicing Agreement.

                 "NOTEHOLDERS' DISTRIBUTION AMOUNT" means, as to any Class of Notes, with respect to any Note Distribution Date relating to such Notes, the sum of the related Noteholders' Interest Distribution Amount and the Noteholders' Principal Distribution Amount for such Note Distribution Date.

                 "NOTEHOLDERS' INTEREST CARRYOVER" means, as to any Class of Notes, the related Noteholders' Auction Rate Interest Carryover or Noteholders' LIBOR Rate Interest Carryover, as applicable.

                 "NOTEHOLDERS' INTEREST CARRYOVER SHORTFALL" means, as to any Class of Notes, with respect to any Note Distribution Date, the excess of (i) the sum of the related Noteholders' Interest Distribution Amount on the preceding Note Distribution Date and any Noteholders' Interest Carryover Shortfall on such preceding Note Distribution Date over (ii) the amount of interest actually allocated to such Noteholders on such preceding Note Distribution Date, plus interest on the amount of such excess interest due to such Noteholders, to the extent permitted by law, at the related Class Interest Rate from such preceding Note Distribution Date to the current Note Distribution Date.

                 "NOTEHOLDERS' INTEREST DISTRIBUTION AMOUNT" means, as to any Series and Class of Notes, with respect to any Note Distribution Date, the sum of (i) the amount of interest accrued at the respective Class Interest Rate for each related Interest Period since the last Note Distribution Date relating to such Notes (or in the case of the first Note Distribution Date following the issuance of a Class of Notes, the applicable Closing Date) on the outstanding principal balance of such Class of Notes on the immediately preceding Note Distribution Date relating to such Notes after giving effect to all principal distributions to holders of Notes of such Class on such date (or, in the case of the first Note Distribution Date for such Class, on the related Closing Date) and (ii) the Noteholders' Interest Carryover Shortfall for such Class for such Note Distribution Date; PROVIDED, HOWEVER, that the Noteholders' Interest Distribution Amount will not include any Noteholders' Interest Carryover.

                 "NOTEHOLDERS' LIBOR RATE INTEREST CARRYOVER" means, as to any Class of Notes bearing interest based upon One-Month LIBOR, with respect to any Interest Period for which the Class Interest Rate for such Interest Period is based on the Net Loan Rate, the amount equal to the excess, if any, of (a) the amount of interest on such Class of Notes that would have accrued in respect of the related Interest Period had interest been calculated based on the applicable One-Month LIBOR over (b) the amount of interest on such Class of Notes actually accrued in respect of such Interest Period based on the Net Loan Rate, together with the unpaid portion of any such excess from prior Interest Periods (and interest accrued thereon, to the extent permitted by law, at the applicable rate calculated based on One- Month LIBOR); PROVIDED, HOWEVER, that, with respect to any Class of LIBOR Rate Notes, on the related Final Maturity Date, the portion of the Noteholders' LIBOR Rate Interest Carryover allocable to such Class of Notes will be equal to the lesser of (i) the portion allocable to such Class of Notes of the Noteholders' LIBOR Rate Interest Carryover on such date determined as described above and (ii) the amount of funds, if any, required and available to be distributed to such Class of Notes on such date pursuant to Sections 5.5(e)(iv) and 5.6(b)(B) of the related Sale and Servicing Agreement or Supplemental Sale and Servicing Agreement.

                 "NOTEHOLDERS' PRINCIPAL CARRYOVER SHORTFALL" means, with respect to any Class of Notes, as of the close of any Note Distribution Date, the excess of (i) the sum of the Noteholders' Principal Distribution Amount on such Distribution Date and any outstanding Noteholders' Principal Carryover Shortfall for the preceding Note Distribution Date over (ii) the amount of principal actually allocated to the Noteholders on such Note Distribution Date.

                 "NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT" means, as to the Class of Notes with the earliest Final Maturity Date on each applicable Note Distribution Date except as otherwise set forth in a Terms Supplement, the sum of (i) the Principal Distribution Amount for the Collection Period immediately preceding the month prior to the month of such Note Distribution Date, (ii) any Additional Monthly Payments to be made on such Note Distribution Date and (iii) the Noteholders' Principal Carryover Shortfall as of the close of the preceding Note Distribution Date relating to such Notes; PROVIDED, HOWEVER, that the Noteholders' Principal Distribution Amount will not exceed the outstanding principal balance of such Class of Notes. In addition, with respect to each Class of Notes, on the related Final Maturity Date the Noteholders' Principal Distribution Amount will include the amount required to reduce the outstanding principal balance of such Notes to zero.

                 "OBLIGOR" on a Financed Student Loan means the borrower or co-borrowers of such Financed Student Loan and any other Person who owes payments in respect of such Financed Student Loan, including (i) the Guaranty Agency thereof, (ii) with respect to any Interest Subsidy Payment or Special Allowance Payment, if any, thereon, the Department and (iii) with respect to any HEAL Insurance Payments, the Secretary.

                 "OFFICER'S CERTIFICATE" means (i) in the case of the Issuer, a certificate signed by an Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, and delivered to the Indenture Trustee, (ii) in the case of a Seller, the Master Servicer or the Administrator, a certificate signed by an Authorized Officer of such Seller, the Master Servicer or the Administrator, as appropriate and (iii) in the case of the Servicer, a certificate signed by an Authorized Officer of the Servicer.

                 "ONE-MONTH LIBOR" means the London interbank offered rate for deposits in U.S. dollars having a maturity of one month commencing on the related LIBOR Determination Date (the "Index Maturity") which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such LIBOR Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having the Index Maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market by the Reference Banks. The Auction Agent will request the principal London office of each of such Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Auction Agent, at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000; provided that if the banks selected as aforesaid are not quoting as mentioned in this sentence, One-Month LIBOR in effect for the applicable Interest Period will be One-Month LIBOR in effect for the previous Interest Period.

                 "OPINION OF COUNSEL" means (i) with respect to the Issuer, one or more written opinions of counsel who may, except as otherwise expressly provided in the Master Indenture, be employees of or counsel to the Issuer and who shall be satisfactory to the Indenture Trustee and the Surety Provider, and which opinion or opinions shall be addressed to the Indenture Trustee as Indenture Trustee and the Surety Provider, shall comply with any applicable requirements of Section 11.1 of the Master Indenture, and shall be in form and substance satisfactory to the Indenture Trustee and the Surety Provider and (ii) with respect to a Seller, the Administrator or the Master Servicer, one or more written opinions of counsel who may be an employee of or counsel to such Seller, the Administrator or the Master Servicer, which counsel shall be acceptable to the Indenture Trustee, the Eligible Lender Trustee, the Surety Provider and/or the Rating Agencies, as applicable.

                 "ORIGINATORS' INTERESTS" means any interest in the Trust Estate issued to an entity selling Financed Student Loans to a Seller, which interest shall have the terms set forth in a Trust Supplement.

                 "OUTSTANDING" means, as of the date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

                  (i) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

                  (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Noteholders thereof (PROVIDED, HOWEVER, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture); and

                  (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

PROVIDED that in determining whether the Noteholders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any other Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, a Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee either actually knows to be so owned or has received written notice thereof shall be do disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, a Seller or any Affiliate of any of the foregoing Persons.

                  "OUTSTANDING AMOUNT" means the aggregate principal amount of all Notes, or Class of Notes or Certificates or Class of Certificates, as applicable, Outstanding at the date of determination.

                  "PARITY PERCENTAGE" shall have the meaning assigned to such term in the Insurance Agreement.

                  "PARTICIPANT" means a Securities Depository Participant.

                  "PAYING AGENT" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in
Section 6.11 of the Master Indenture and is authorized by the Issuer to make the payments to and distributions from the Collection Account and payments of principal of and interest and any other amounts owing on the Notes on behalf of the Issuer.

                  "PAYMENT AGREEMENT" means the Payment Agreement dated as of December 24, 1997 among Holdings, TWIC, ClassNotes, First Union National Bank, the Surety Provider and the Indenture Trustee.

                  "PERSON" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

                  "PHEAA" means the Pennsylvania Higher Education Assistance Agency, an agency of the Commonwealth of Pennsylvania.

                  "PHYSICAL PROPERTY" has the meaning assigned to such term in the definition of "Delivery" above.

                 "PLEDGED ACCOUNT OR FUND" means the Collection Account, the Reserve Account, the Pre-Funding Account, the Capitalized Pre-Funding Account, the Capitalized Interest Account, the Note Distribution Account and the Certificate Distribution Account.

                  "PLUS LOAN" means a Financed Student Loan made pursuant to the provisions of the PLUS program established under Section 428B of the Higher Education Act (or predecessor provisions).

                 "POOL BALANCE" means, at any time, the aggregate principal balance of the Financed Student Loans at the end of the preceding Collection Period (including accrued interest thereon for such Collection Period to the extent such interest will be capitalized), after giving effect to the following, without duplication: (i) all payments in respect of principal received by the Trust during such Collection Period from or on behalf of borrowers and Guarantors and, with respect to certain payments on certain Financed Student Loans, the Department or the Secretary, (ii) the principal portion of all Purchase Amounts received by the Trust for such Collection Period from the Sellers, TMSI or the Master Servicers, and (iii) the principal portion of all Additional Fundings made from the Pre-Funding Account with respect to such Collection Period.

                 "POTENTIAL CERTIFICATEHOLDER" means any Person (including an Existing Certificateholder that is (i) a Broker- Dealer when dealing with the Auction Agent and (ii) a potential beneficial owner when dealing with a Broker-Dealer) who may be interested in acquiring Auction Rate Certificates (or, in the case of an Existing Certificateholder thereof, an additional principal amount of Auction Rate Certificates).

                 "POTENTIAL NOTEHOLDER" means any Person (including an Existing Noteholder that is (i) a Broker-Dealer when dealing with the Auction Agent and
(ii) a potential beneficial owner when dealing with a Broker-Dealer) who may be interested in acquiring Auction Rate Notes (or, in the case of an Existing Noteholder thereof, an additional principal amount of Auction Rate Notes).

                 "PREDECESSOR NOTE" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.7 of the Master Indenture and in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

                 "PRE-FUNDED AMOUNT" means, with respect to any Distribution Date, the amount on deposit in the Pre-Funding Account.

                 "PRE-FUNDING ACCOUNT" means the account designated as such, established and maintained pursuant to Section 5.1 of the Sale and Servicing Agreement.

                 "PREMIUM" means, (i) with respect to any Initial Financed Student Loan conveyed on the initial Closing Date relating to the Issuer's Series 1997-1 Notes, an amount equal to 4.90% of the par amount of such Initial Financed Student Loan as of the Initial Cut-off Date, (ii) with respect to any Additional Financed Student Loan conveyed during the Funding Period relating to the Series 1997-1 Notes, an amount equal to 0% of the par amount of such Financed Student Loan as of the related Subsequent Cut-off Date, and (iii) with respect to any other Financed Student Loan conveyed, the amount set forth in the related Terms Supplement or Trust Supplement, as the case may be.

                 "PRIMARY SERVICER" means, with respect to any Financed Student Loan, the entity responsible for the primary servicing of such Financed Student Loan on a day to day basis.

                 "PRINCIPAL DISTRIBUTION AMOUNT" means, with respect to any Collection Period, the sum of the following amounts: (i) that portion of all collections received by the Master Servicer or any Servicer on the Financed Student Loans that is allocable to principal (including the portion of any Guarantee Payments received that is allocable to principal of the Financed Student Loans); (ii) the portion of the proceeds allocable to principal from the sale of Financed Student Loans by the Trust during such Collection Period; (iii) all Realized Losses incurred during the related Collection Period; (iv) to the extent attributable to principal, the Purchase Amount received with respect to each Financed Student Loan repurchased by the Sellers or purchased by the Master Servicer or TMSI under an obligation which arose during the related Collection Period; and (v) amounts, if any, transferred from the Pre-Funding Account at the end of the applicable Funding Period; PROVIDED, HOWEVER, that the Principal Distribution Amount will exclude all payments and proceeds of any Financed Student Loans the Purchase Amount of which has been included in Available Funds for a prior Collection Period.

                 "PRIVATE LOAN" means a Financed Student Loan that is made under programs established by banks, insurance companies, private non-profit corporations and other non-governmental entities.

                 "PRIVATE LOAN PROGRAM" means a program under which a Private Loan is originated.

                 "PROCEEDING" means any suit in equity, action at law or other judicial or administrative proceeding.

                 "PROPRIETARY SCHOOL" means a privately-owned school offering post-secondary education and operating on a for profit basis.

                 "PUBLIC HEALTH SERVICE ACT" means the Public Health Service Act, as most recently amended by the Health Professions Education Extension Amendments of 1992, as amended from time to time, together with any rules, regulations and interpretations thereunder.

                 "PURCHASE AMOUNT" means, as to any Financed Student Loan on any date of determination, the sum of (i) the amount required to prepay in full the outstanding principal balance of such Financed Student Loan as of the last day of the most recently completed Collection Period, including all accrued but unpaid interest thereon (including interest to be capitalized) through the last day of the Collection Period in which such Financed Student Loan is being purchased (or, with respect to Section 2.3(b) of the related Sale and Servicing Agreement or Supplemental Sale and Servicing Agreement, through the last day of the Collection Period in which the related Serial Loan is transferred to a Seller's designee) plus (ii) the related Unamortized Premium, if any; provided, however, that with respect to any Financed Student Loan required to be purchased pursuant to Section 4.5 of the related Sale and Servicing Agreement or Supplemental Sale and Servicing Agreement, the Purchase Amount shall not exceed the amount the related Guarantor would have been be obligated to pay the Trust but for the related breach of a representation or warranty under Section 4.1, 4.2, 4.3 or 4.4 of the related Sale and Servicing Agreement or Supplemental Sale and Servicing Agreement.

                 "PURCHASE AGREEMENT" means the Purchase Agreement dated March 21, 1997 among the Trust, the Eligible Lender Trustee, the Administrator, The Money Store Inc. and Smith Barney Inc., relating to the purchase and sale of the Certificates, including each Terms Agreement.

                  "PURCHASED STUDENT LOAN" means a Financed Student Loan purchased pursuant to Section 4.5 of the related Sale and Servicing Agreement or Supplemental Sale and Servicing Agreement or repurchased pursuant to Section
3.2 of the related Sale and Servicing Agreement or Supplemental Sale and Servicing Agreement.

                  "QUALIFIED LETTER OF CREDIT" means a letter of credit delivered or to be delivered to the Indenture Trustee in lieu of a deposit of cash or Eligible Investments in the Reserve Account for such Class or Series, which letter of credit shall

          (a) be irrevocable and name the Indenture Trustee, in its capacity as such, as the sole beneficiary thereof;

          (b) be issued by a bank whose credit standing is acceptable to each of the rating agencies which are rating or have rated the Notes of such Series and the Surety Provider;

          (c) provide that if at any time the then current credit standing of the issuing bank is such that the continued reliance on such letter of credit for the purpose or purposes for which it was originally deliv ered to the Indenture Trustee would result in a downgrading of any rating of the Notes of such Class or Series, the Indenture Trustee may either draw under such letter of credit any amount up to and including the entire amount then remaining available for drawing thereunder or terminate such letter of credit;

          (d) be transferable to any successor trustee hereunder with respect to such Class or Series; and

          (e) meet such other standards as may be specified in the Terms Supplement for such Class or Series or required by the Surety Provider.

                  "QUALIFIED INSTITUTIONAL BUYER" has the meaning ascribed to such term in Rule 144A under the Securities Act.

                 "RATE ADJUSTMENT DATE" means, with respect to each Class of Notes and each Class of Certificates, the date on which the applicable Class Interest Rate or the Certificate Rate, as appropriate, is effective and means, with respect to each such Class of Notes and Certificates, the date of commencement of each related Interest Period.

                 "RATE DETERMINATION DATE" means, (i) with respect to any Class of Auction Rate Notes and Auction Rate Certificates, the Auction Date, or if no Auction Date is applicable to such Class of Notes or Certificates, the Business Day immediately preceding the date of commencement of an Auction Period and (ii) with respect to any Class of LIBOR Rate Notes and LIBOR Rate Certificates, the date which is both a Business Day and a London Business Day immediately preceding the related Rate Adjustment Date.

                 "RATING AGENCY" means Moody's and Standard & Poor's. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Sellers, notice of which designation shall be given to the Indenture Trustee, the Eligible Lender Trustee, the Servicer and the Surety Provider.

                 "RATING AGENCY CONDITION" means, with respect to any action, that each Rating Agency shall have been given 10 days' prior notice thereof and that each of the Rating Agencies shall have notified the Sellers, the Servicer, the Eligible Lender Trustee, the Indenture Trustee and the Surety Provider in writing that such action will not result in and of itself in a reduction or withdrawal of the then current rating of the Notes or the Certificates.

                 "REALIZED LOSS" means the excess, if any, of (i) the unpaid principal balance of such Financed Student Loan on the date it was first submitted to a Guarantor for a Guarantee Payment over (ii) all amounts received on or with respect to principal on such Financed Student Loan (including amounts received pursuant to Sections 3.2 and 4.5 of the related Sale and Servicing Agreement or Supplemental Sale and Servicing Agreement) up through the earlier to occur of (A) the date a related Guarantee Payment is made or (B) the last day of the Collection Period occurring 7 months after the date the claim for such Guarantee Payment is first denied.

                 "RECORD DATE" means, with respect to a Note Distribution Date or Certificate Distribution Date, the close of business on the second Business Day preceding such Note Distribution Date or Certificate Distribution Date.

                 "REDUCED INTEREST RATE PROGRAM" means a program under which Obligors who make 48 consecutive on-time payments on a Financed Student Loan are granted a reduction in interest charges at an amount up to 2% per annum.

                 "REPAYMENT PHASE" means the period during which the related borrower is required to make payments of principal and interest on the related Financed Student Loan.

                 "REQUISITE AMOUNT" means, with respect to any Series for which a Reserve Account is required to be maintained, an amount specified in or determined pursuant to the related Terms Supplement.

                 "RESERVE ACCOUNT" means the account designated as such, established and maintained pursuant to Section 5.1 of the related Sale and Servicing Agreement or Supplemental Sale and Servicing Agreement.

                 "RESERVE ACCOUNT INITIAL DEPOSIT" means, with respect to any Series for which a Reserve Account Initial Deposit is required to be maintained, an amount specified in or determined pursuant to the related Terms Supplement.

                 "RESPONSIBLE OFFICER" means, with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee with direct responsibility for the administration of the Indenture and the other Basic Documents on behalf of the Indenture Trustee, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary, or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                 "SALE AND SERVICING AGREEMENT" means the Sale and Servicing Agreement dated as of February 28, 1997, among the Issuer, the Sellers, the Administrator, the Eligible Lender Trustee and the Master Servicer, as amended from time to time.

                 "SCHEDULE OF FINANCED STUDENT LOANS" means the listing of the Financed Student Loans set forth in Schedule A to the related Sale and Servicing Agreement or Supplemental Sale and Servicing Agreement and to the Indenture (which Schedules may be in the form of microfiche), as from time to time amended or supplemented. Each such Schedule relating to a Sale and Servicing Agreement or Supplemental Sale and Servicing Agreement shall list the Financed Student Loans then being conveyed pursuant to such Agreement (along with any related Additional Financed Student Loans to be conveyed). The Schedule relating to the Indenture shall be a master list of all Financed Student Loans then subject to the Lien of the Indenture.

                 "SECRETARY" means the United States Secretary of Health and Human Services.

                 "SECURITIES ACT" means the Securities Act of 1933, as amended.

                 "SECURITIES DEPOSITORY" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

                 "SECURITIES DEPOSITORY PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Securities Depository effects book-entry transfers and pledges of securities deposited with the Securities Depository.

                 "SELLER" means each of Trans-World Insurance Co. d/b/a Educaid and ClassNotes, Inc., each a wholly-owned subsidiary of The Money Store Inc.

                 "SERIAL LOAN" means a Financed Student Loan owned by the Trust, the obligor on which is a borrower who has one or more Financed Student Loans which are owned by the Student Loan Marketing Association. The definition of Serial Loan may be changed from time to time by the Sellers, with the prior consent of the Surety Provider.

                 "SERIES" means a separate Series of Notes issued pursuant to the Master Indenture, which Series may, as provided in the related Terms Supplement, be divided into two or more Classes.

                 "SERVICER" means PHEAA or another entity appointed by a Master Servicer to service the Financed Student Loans, in its capacity as servicer of the Financed Student Loans.

                 "SERVICER'S REPORT" means any report of a Master Servicer delivered pursuant to Section 4.8(a) of the related Sale and Servicing Agreement or Supplemental Sale and Servicing Agreement, substantially in the form acceptable to the Administrator.

                 "SERVICING FEE" means, except as may otherwise be set forth in a Terms Supplement or Trust Supplement, a monthly fee equal to the sum of (i) 0.35% per annum of the aggregate principal balance of Financed Student Loans in the Deferral Phase as of the last day of the preceding calendar month, (ii) 1.00% per annum of the aggregate principal balance of Financed Student Loans (other than Consolidation Loans) in the Repayment Phase as of the last day of the preceding calendar month (iii) with respect to each Consolidation Loan, the greater of 0.65% per annum of the principal balance of each such Consolidation Loan as of the last day of the preceding calendar month and $3.00 per Consolidation Loan, and (iv) a one-time fixed fee equal to $15 for each Financed Student Loan for which a guarantee claim was filed, in each case subject to certain adjustments, together with other administrative fees and similar charges; PROVIDED, HOWEVER, that such fee shall not exceed 1.05% per annum of the Pool Balance as of the last day of the preceding calendar month.

                 "SERVICING FEE CARRYOVER" means, with respect to any month, any amount which would have been included in the Servicing Fee had it not been limited to 1.05% per annum (or such other percentage as may be set forth in a Terms Supplement or Trust Supplement) of the Pool Balance as of the last day of the preceding calendar month, together with any such excess amounts from prior months which remain unpaid.

                 "SLMA" means the Student Loan Marketing Association, a government sponsored enterprise created pursuant to 20 U.S.C. ' 1087-2.

                 "SLS LOAN" means a Financed Student Loan designated as such that is made under the Supplemental Loans for Students Program pursuant to the Higher Education Act.

                 "SPECIAL ALLOWANCE PAYMENTS" means payments, designated as such, consisting of effective interest subsidies by the Department in respect of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Trust in accordance with the Higher Education Act.

                 "SPECIFIED RESERVE ACCOUNT BALANCE" means, with respect to any Note or Certificate Distribution Date, the greatest of (i) 1.0% of the sum of the outstanding principal balance of the Notes and the Certificates on such Note or Certificate Distribution Date, after giving effect to all payments (or, in the case of a Class of Accrued Notes, capitalized interest) to be made on such date, (ii) the amount required to be in the Reserve Account so that the then applicable Parity Percentage (as defined in the Insurance Agreement) equals 103% and (iii) $1,500,000 (or $15,000,000,000 for the period commencing on the Closing Date and ending on January 15, 2000); PROVIDED, HOWEVER, that such balance will be subject to adjustment in certain circumstances described in the applicable Terms Supplement and in no event will such balance exceed the sum of the aggregate outstanding principal amount of the Notes and the Certificate Balance.

                 "STAFFORD LOAN" means a Financed Student Loan designated as such that is made under '428 of the Higher Education Act.

                 "STANDARD & POOR'S" means Standard & Poor's Rating Services, a division of Standard & Poor's Corporation and its successors and assigns.

                 "STATE" means any one of the 50 States of the United States of America or the District of Columbia.

                 "STATISTICAL CUT-OFF DATE" means November 30, 1997 for the Financed Student Loans pledged to the Indenture Trustee prior to and on the Closing Date (other than the Financed Student Loans for which Educaid acts as Servicer and which are expected to be pledged to the Indenture Trustee on the Closing Date) and December 15, 1997 for the Financed Student Loans for which Educaid acts as Servicer and which are expected to be pledged to the Indenture Trustee on the Closing Date.

                 "SUBSEQUENT CUT-OFF DATE" means the day as of which principal and interest accruing with respect to an Additional Student Loan are transferred to the Eligible Lender Trustee on behalf of the Issuer pursuant to Section 2.2 of the related Sale and Servicing Agreement or Supplemental Sale and Servicing Agreement.

                 "SUCCESSOR ADMINISTRATOR" has the meaning specified in Section 3.7(e) of the Indenture.

                 "SUCCESSOR MASTER SERVICER" has the meaning specified in
Section 3.7(e) of the Indenture.

                 "SUPPLEMENTAL SALE AND SERVICING AGREEMENT" means any Supplemental Sale and Servicing Agreement among the Sellers, the Administrator, the Trust, the Eligible Lender Trustee, the Indenture Trustee, and the Master Servicer entered into after March 21, 1997.

                 "SURETY PROVIDER" means, with respect to the Trust Certificates and the Notes, AMBAC Indemnity Corporation, a Wisconsin-domiciled stock insurance corporation, and its successors and assigns.

                 "SURETY PROVIDER DEFAULT" means the occurrence and continuance of the failure of the Surety Provider to make a Certificate Surety Bond Payment when due pursuant to the related Certificate Surety Bond or to make a Note Surety Bond Payment when due pursuant to the related Note Surety Bond.

                 "SURETY PROVIDER FEE" means the premium as defined in the Insurance Agreement.

                 "TELERATE PAGE 3750" means the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

                 "TERMS AGREEMENT" means, with respect to each Series of Notes and Class of Certificates, the separate agreement forming a part of the Purchase Agreement or Underwriting Agreement, as the case may be, that sets forth certain of the terms of the Notes of such Series or Certificates of such Class, as the case may be.

                 "TERMS SUPPLEMENT" means each indenture supplement to the Indenture which authorizes a particular Series.

                 "THREE-MONTH LIBOR" means the London interbank offered rate for deposits in U.S. dollars having a maturity of three months commencing on the related LIBOR Determination Date (the "Three-Month Index Maturity") which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such LIBOR Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having the Three Month Index Maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market by the Reference Banks. The Auction Agent will request the principal London office of each of such Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Auction Agent, at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks having the Three Month Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000; provided that if the banks selected as aforesaid are not quoting as mentioned in this sentence, Three-Month LIBOR in effect for the applicable Interest Period will be Three-Month LIBOR in effect for the previous Interest Period.

                 "TMSI" means The Money Store Inc.

                 "TRANSACTION FEES" means, collectively, the Servicing Fee, the Administration Fee, Auction Agent Fee, Indenture Trustee Fee, Eligible Lender Trustee Fee and Surety Provider Fee.

                 "TRANSFER AGREEMENT" has the meaning specified in Section 2.2(b) of the related Sale and Servicing Agreement or Supplemental Sale and Servicing Agreement.

                 "TRANSFER DATE" means the day of any month during a Funding Period designated by a Seller as a date on which Additional Financed Student Loans will be conveyed to the Eligible Lender Trustee on behalf of the Trust pursuant to Section 2.2 of the related Sale and Servicing Agreement or Supplemental Sale and Servicing Agreement.

                 "TREASURY REGULATIONS" means regulations, including proposed or temporary regulations, promulgated under the Code. References in any document or instrument to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

                 "TRUST" means the Issuer, established pursuant to the Trust Agreement.

                 "TRUST ACCOUNT PROPERTY" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), including the Reserve Account Initial Deposit, if any, and all proceeds of the foregoing.

                 "TRUST ACCOUNTS" has the meaning specified in Section 5.1 of the related Sale and Servicing Agreement or Supplemental Sale and Servicing Agreement.

                 "TRUST AGREEMENT" means the Trust Agreement dated as of March 21, 1997, between the Depositor and the Eligible Lender Trustee, as amended and supplemented from time to time.

                 "TRUST CERTIFICATE" means a Certificate.

                 "TRUST CERTIFICATEHOLDER" means a person in whose name a Trust Certificate is registered in the Certificate Register.

                 "TRUST ESTATE" means all right, title and interest of the Trust (or the Eligible Lender Trustee on behalf of the Trust) in and to the property and rights assigned to the Trust pursuant to Article II of the Sale and Servicing Agreement, all funds on deposit from time to time in the Trust Accounts and all other property of the Trust from time to time, including any rights of the Eligible Lender Trustee and the Trust pursuant to the Sale and Servicing Agreement, any Supplemental Sale and Servicing Agreement and the Administration Agreement.

                 "TRUST INDENTURE ACT" or "TIA" means the Trust Indenture Act of 1939 as in force on the date hereof, unless otherwise specifically provided.

                 "TRUST SUPPLEMENT" means each supplement to the Trust Agreement which authorizes an issuance of a Class of Certificates or Originators' Interests.

                 "TWIC" means Trans-World Insurance Co., d/b/a Educaid, a wholly owned subsidiary of TMSI.

                 "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

                 "UNAMORTIZED PREMIUM" means, with respect to any Financed Student Loan, the excess, if any, of (i) the Premium for such Financed Student Loan over (ii) the product of (x) such Premium and (y) a fraction, the numerator of which is the number of months which have elapsed since the purchase of such Financed Student Loan by the Trust and the denominator of which is 72.

                 "UNDERWRITING AGREEMENT" means each Underwriting Agreement among the Trust, the Eligible Lender Trustee, the Administrator, the Money Store Inc. and Smith Barney Inc., relating to the purchase and sale of the Notes, including each Terms Agreement.

                 "UNSUBSIDIZED STAFFORD LOAN" means a Financed Student Loan designated as such that is made under ' 428H of the Higher Education Act.